              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                               ON OCTOBER 23, 2003


                                REGISTRATION STATEMENT NOS. 2-89725 AND 811-3981
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         / /
                           PRE-EFFECTIVE AMENDMENT NO.                       / /

                         POST-EFFECTIVE AMENDMENT NO. 35                     /X/

                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 36                             /X/

                        (Check appropriate box or boxes)

                                   ----------

                           PRUDENTIAL WORLD FUND, INC.
               (Exact name of registrant as specified in charter)
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
               (Address of Principal Executive Offices) (Zip Code)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 802-6469
                             JONATHAN D. SHAIN, ESQ.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
               (Name and Address of Agent for Service of Process)
              It is proposed that this filing will become effective
                            (check appropriate box):

              / /   immediately upon filing pursuant to paragraph (b)

              / /   on (date) pursuant to paragraph (b)
              / /   60 days after filing pursuant to paragraph (a)(1)

              /X/   on December 30, 2003 pursuant to paragraph (a)(1)

              / /   75 days after filing pursuant to paragraph (a)(2)
              / /   on (date) pursuant to paragraph (a)(2) of Rule 485.
              If appropriate, check the following box:
              / /   this post-effective amendment designates a new effective
                    date for a previously filed post-effective amendment


================================================================================

JENNISON
GLOBAL GROWTH FUND

FORMERLY KNOWN AS PRUDENTIAL GLOBAL GROWTH FUND

DECEMBER 30, 2003


PROSPECTUS

[GRAPHIC]

FUND TYPE

GLOBAL STOCK

OBJECTIVE

LONG-TERM GROWTH OF CAPITAL


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


JENNISONDRYDEN MUTUALFUNDS

TABLE OF CONTENTS


1   RISK/RETURN SUMMARY

1   Investment Objective and Principal Strategies
1   Principal Risks
3   Evaluating Performance
5   Fees and Expenses

7   HOW THE SERIES INVESTS

7   Investment Objective and Policies
8   Other Investments and Strategies
12  Investment Risks

16  HOW THE SERIES IS MANAGED

16  Board of Directors
16  Manager
17  Investment Adviser
17  Portfolio Managers
17  Distributor

18  SERIES DISTRIBUTIONS AND TAX ISSUES

18  Distributions
19  Tax Issues
20  If You Sell or Exchange Your Shares

22  HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES

22  How to Buy Shares
33  How to Sell Your Shares
36  How to Exchange Your Shares
38  Telephone Redemptions and Exchanges
39  Expedited Redemption Privilege

40  FINANCIAL HIGHLIGHTS

41  Class A Shares
42  Class B Shares
43  Class C Shares
44  Class Z Shares

46  OUR MUTUAL FUNDS

    FOR MORE INFORMATION (Back Cover)



JENNISON GLOBAL GROWTH FUND


[GRAPHIC]
(800) 225-1852

RISK/RETURN SUMMARY


This prospectus provides information about JENNISON GLOBAL GROWTH FUND (the Series), which is a separate diversified series of the PRUDENTIAL WORLD FUND, INC. (the Fund). The Fund consists of two additional series -- the DRYDEN INTERNATIONAL EQUITY FUND and the STRATEGIC PARTNERS INTERNATIONAL VALUE FUND. This prospectus relates only to the Series. For information about the two other series, you should contact the Fund.
     This section highlights key information about the Series. Additional information follows the summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is LONG-TERM GROWTH OF CAPITAL. Income is a secondary objective. This means we look for investments that we think will increase in value over a period of years. To achieve our objective, we invest primarily in EQUITY-RELATED SECURITIES of MEDIUM-SIZE AND LARGE U.S. AND FOREIGN (NON-U.S. BASED) COMPANIES.
     We use a growth investment style when deciding which securities to buy for the Series. This means that we look for companies that we believe are undervalued and/or which we believe will grow faster and generate better earnings than other companies. Some of the characteristics we look for include strong competitive advantages, effective research and product development and strong management and finances. Generally, we consider selling a security when the security no longer displays conditions for growth, is no longer undervalued, or falls short of expectations.
     While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risks. Since the Series invests primarily in common stock and preferred stock, there is the risk that the value of a particular security could go down and you could lose money.
     Generally, the securities of large and medium-sized companies are more stable than the securities of smaller companies, but this is not always the case.

[SIDENOTE]

WE'RE GROWTH INVESTORS
WE LOOK PRIMARILY FOR STOCKS THAT WE BELIEVE ARE UNDERVALUED AND/OR WILL GROW FASTER -- AND EARN BETTER PROFITS -- THAN OTHER COMPANIES. WE ALSO LOOK FOR COMPANIES WITH STRONG COMPETITIVE ADVANTAGES, EFFECTIVE RESEARCH AND PRODUCT DEVELOPMENT, STRONG MANAGEMENT OR FINANCIAL STRENGTH.

In addition to an individual stock losing value, the value of the EQUITY MARKETS of the countries in which we invest could go down. There is also the additional risk that foreign political, economic and legal systems may be less stable than in the U.S. The changing value of foreign currencies could also affect the value of the assets we hold and our performance. In the case of investments in emerging markets securities, these risks are heightened and may result in greater volatility in the value of your investment.
     There is also risk involved in the investment strategies we may use. Some of our strategies depend on correctly predicting whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Series could lose value, and you could lose money. The Series does not represent a complete investment program. For more detailed information about the risks associated with the Series, see "How the Series Invests -- Investment Risks."
     An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

EVALUATING PERFORMANCE
A number of factors -- including risk -- affect how the Series performs. The bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total return for 1 year, 5 years, 10 years and since inception compared with a stock index and a group of similar mutual funds. Past performance, before and after taxes, is not an indication that the Series will achieve similar results in the future.

[CHART]

ANNUAL RETURNS (CLASS B SHARES)(1)

1993       47.90%
1994       -5.49%
1995       14.18%
1996       18.21%
1997        4.25%
1998       22.47%
1999       47.59%
2000      -19.29%
2001      -19.07%
2002

BEST QUARTER:    % (  quarter of   ) WORST QUARTER:    % (  quarter of    )


(1) THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. THE TOTAL ANNUAL RETURN OF THE CLASS B SHARES FROM 1-1-03 TO 10-31-03 WAS _%.

AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-02)



    RETURN BEFORE TAXES               1 YR     5 YRS   10 YRS    SINCE INCEPTION
    Class A shares                      - %         %        %      % (since 1-22-90)
    Class C shares                      - %         %     N/A       % (since 8-1-94)
    Class Z shares                      - %         %     N/A       % (since 3-1-96)
    CLASS B SHARES
    Return Before Taxes                 - %         %        %      % (since 5-15-84)
    Return After Taxes
     on Distributions(2)                - %         %        %      % (since 5-15-84)
    Return After Taxes
     on Distributions and
     Sale of Series Shares(3)           - %         %        %      % (since 5-15-84)
    INDEX (REFLECTS NO DEDUCTION
     FOR FEES, EXPENSES OR TAXES)
    MSCI World Index(3)                 - %         %        %   N/A(3)
    Lipper Average(4)                   - %         %        %   N/A(4)


(1) THE SERIES' RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A SHARES, THE RETURNS WOULD HAVE BEEN LOWER.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SERIES SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS B SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY DUE TO DIFFERING SALES CHARGES AND EXPENSES. PAST PERFORMANCE, BEFORE AND AFTER TAXES, DOES NOT MEAN THAT THE SERIES WILL ACHIEVE SIMILAR RESULTS IN THE FUTURE.


(3) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IS A WEIGHTED, UNMANAGED INDEX OF PERFORMANCE OF APPROXIMATELY 1,500 SECURITIES LISTED ON STOCK EXCHANGES OF THE U.S., EUROPE, CANADA, AUSTRALIA, AND THE FAR EAST. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES AND TAXES. MSCI WORLD INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE _% FOR CLASS A, _% FOR CLASS B, _% FOR CLASS C AND _% FOR CLASS Z SHARES.

(4) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER GLOBAL FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND OR TAXES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES AND TAXES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE _% FOR CLASS A, _% FOR CLASS B, _% FOR CLASS C AND _% FOR CLASS Z SHARES. SOURCE: LIPPER, INC.

FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Series -- Classes A, B, C and Z. Each share class has different sales charges -- known as "loads" -- and expenses, but represents an investment in the same series. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS A     CLASS B     CLASS C     CLASS Z
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)        5%       None           1%(2)    None
Maximum deferred sales charge (load) imposed
 on sales (as a percentage of the lower of
 original purchase price or sale proceeds)            1%(3)       5%(4)       1%(5)    None
Maximum sales charge (load) imposed on
 reinvested dividends and other distributions      None        None        None        None
Redemption fees                                    None        None        None        None
Exchange fee                                       None        None        None        None

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


                                                CLASS A     CLASS B     CLASS C     CLASS Z
Management fees                                     .75%        .75%       .75%         .75%
+ Distribution and service (12b-1) fees             .30%(6)        %      1.00%        None
+ Other expenses                                       %           %          %            %
= TOTAL ANNUAL SERIES OPERATING EXPENSES               %           %          %            %
- Waivers                                           .05%(6)    None       None         None
= NET ANNUAL SERIES OPERATING EXPENSES                 %(6)        %          %            %


(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
(2) INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN UNAFFILIATED BROKERS MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.

(3) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 1%. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS EXCEPT FOR THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL FINANCIAL, INC. (PRUDENTIAL).
(4) THE CDSC FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES AUTOMATICALLY CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.

(5) THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.

(6) FOR THE FISCAL YEAR ENDING OCTOBER 31, 2003, THE DISTRIBUTOR OF THE SERIES CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE FEES (12b-1) FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

EXAMPLE
This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds.
     The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          1 YR      3 YRS      5 YRS     10 YRS
Class A shares                               $          $          $          $
Class B shares                               $          $          $          $
Class C shares                               $          $          $          $
Class Z shares                               $          $          $          $


You would pay the following expenses on the same investment if you did not sell your shares:


                                          1 YR      3 YRS      5 YRS     10 YRS
Class A shares                               $          $          $          $
Class B shares                               $          $          $          $
Class C shares                               $          $          $          $
Class Z shares                               $          $          $          $

HOW THE SERIES INVESTS

INVESTMENT OBJECTIVE AND POLICIES
The investment objective of this Series is to seek LONG-TERM GROWTH OF CAPITAL. Income is a secondary objective. This means we seek investments that will increase in value over a period of years. We invest primarily in the EQUITY-RELATED SECURITIES of U.S. AND FOREIGN COMPANIES. A company is considered to be a foreign company if it satisfies at least one of the following criteria:
     - its securities are traded principally on stock exchanges in one or more foreign countries;
     - it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;
     - it maintains 50% or more of its assets in one or more foreign countries;
     -   it is organized under the laws of a foreign country; or
     -   its principal executive office is located in a foreign country.

     While we make every effort to achieve our objective, we can't guarantee success.
     While the Series may invest in companies of any size, in the past we have invested, and we currently intend to invest, primarily in medium-size and large companies, which means companies with a MARKET CAPITALIZATION of $1 billion or more (market capitalization is the price per share times the number of outstanding shares) at the time of purchase. Geographically, we intend to have investments in at least four developed countries, including the U.S. We may invest in stock markets and countries around the world, including countries in the Pacific Basin (like Japan and Australia), Western Europe (like the United Kingdom and Germany) and North America (like the U.S. and Canada).

[SIDENOTE]

OUR INVESTMENT STRATEGY IN DECIDING WHICH SECURITIES TO BUY, WE USE A GROWTH INVESTMENT STYLE. THAT IS, WE LOOK FOR COMPANIES THAT WE BELIEVE ARE UNDERVALUED AND/OR WILL GROW FASTER -- AND EARN BETTER PROFITS -- THAN OTHER COMPANIES. WE ALSO LOOK FOR COMPANIES WITH STRONG COMPETITIVE ADVANTAGES, EFFECTIVE RESEARCH, PRODUCT DEVELOPMENT, STRONG MANAGEMENT AND FINANCIAL STRENGTH. WE CONSIDER SELLING A SECURITY WHEN THE CONDITIONS FOR GROWTH ARE NO LONGER PRESENT OR BEGIN TO CHANGE, THE PRICE OF THE SECURITY REACHES THE LEVEL WE EXPECTED, OR WHEN THE SECURITY FALLS SHORT OF OUR EXPECTATIONS.

     From time to time, on a temporary basis, we may invest up to 65% of the Series' total assets in just one country, and under unusual market conditions, we may temporarily invest all of our assets in U.S. equities. During that period we may not be able to achieve our investment objectives.
     In selecting securities for the Series, we use a bottom-up approach based on a company's growth potential, and we focus the Series' portfolio on companies that have one or more of the following characteristics:
     -   prospects for above-average earnings growth per share;
     -   high return on invested capital;
     -   healthy balance sheets;
     - sound financial and accounting policies and overall financial strength;
     -   strong competitive advantages;
     -   effective research and product development and marketing;
     -   efficient service;
     -   pricing flexibility;
     -   strength of management; and
     - general operating characteristics that will allow the companies to compete successfully in their marketplace.

     Generally, we consider selling a security when the security no longer displays the conditions for growth, is no longer undervalued, or falls short of expectations.
     For more information, see "Investment Risks" and the Statement of Additional Information (SAI), "Description of the Series, Their Investments and Risks." The SAI contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.
     The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board of Directors can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
While the Series invests primarily in common stock, preferred stock and other equity-related securities, it may invest in other securities or use certain investment strategies to increase returns or protect its assets if market conditions warrant.

EQUITY-RELATED SECURITIES
These include common stock, preferred stock or securities that may be converted into or exchanged for common stock -- known as convertible securities -- like rights and warrants. The Series may also invest in American Depositary Receipts
(ADRs), which are certificates -- usually issued by a U.S. bank or trust company -- that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in U.S. dollars. We consider ADRs to be equity-related securities.

MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME SECURITIES
Money market instruments and bonds are known as FIXED-INCOME SECURITIES because issuers of these securities are obligated to pay interest and principal. Typically, fixed-income securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stocks may, although their value does fluctuate inversely to changes in interest rates generally and directly in relation to their perceived credit quality. Corporations and governments issue MONEY MARKET INSTRUMENTS and BONDS to raise money. The Series may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks and governments and their agencies.

     If we believe it is necessary, we may temporarily invest up to 100% of the Series' total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but may help to preserve the Series' assets when global or international markets are unstable.

     Generally, the Series will purchase only "INVESTMENT-GRADE" commercial paper and bonds. This means the commercial paper and bonds have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Services (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). On occasion, the Series may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above. For more information about bonds and bond ratings, see the SAI, "Appendix I -- Description of Security Ratings."

REPURCHASE AGREEMENTS
The Series may also use REPURCHASE AGREEMENTS, pursuant to which a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Series, and is, in effect, a loan by the Series. The Series uses repurchase agreements for cash management purposes only.

DERIVATIVE STRATEGIES
We may use alternative investment strategies -- including DERIVATIVES -- to try to improve the Series' returns. We may use hedging techniques to try to protect its assets. We cannot guarantee these strategies will work, that the instruments necessary to implement these strategies will be available or that the Series will not lose money. Derivatives -- such as futures, options, foreign currency forward contracts, options on futures and swaps -- involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other asset, rate or index -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return, taking into account the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match or correspond exactly with the Series' actual portfolio holdings. In particular this will be the case when we use derivatives for return enhancement. Derivatives that involve leverage could magnify losses.

OPTIONS

The Series may purchase and sell put and call options on equity securities, stock indices and foreign currencies that are traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An OPTION gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Series will sell only covered options. Covered options are described in the SAI under "Description of the Series, Their Investments and Risks -- Risk Management and Return Enhancement Strategies."


FUTURES CONTRACTS AND RELATED OPTIONS, FOREIGN CURRENCY FORWARD CONTRACTS
The Series may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Series also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A FUTURES CONTRACT is an exchange-traded agreement to buy or sell a set quantity of an underlying product at a future date or to make or receive a cash payment based on the value of a securities index on a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Series makes daily margin payments based on price movements in the index. The Series may also enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an over-the-counter obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.
     For more information about these strategies, see the SAI, "Description of the Series, Their Investments and Risks -- Risk Management and Return Enhancement Strategies."

SWAPS
The Series may invest in index, interest rate, credit, long and short credit default, currency and total return swap agreements (or a combination of these swap agreements or other similar swap agreements or options on swap agreements). The swap may, among other things, preserve a return or spread on a particular investment or portion of the Series, or protect against any increase in the price of securities the Series anticipates purchasing at a later date or transfer or allocate credit risk. The Series may also enter into options on swap agreements.

ADDITIONAL STRATEGIES
The Series follows certain policies when it BORROWS MONEY (the Series can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (the Series will not lend more than 33 1/3% of the value of its total assets, which for this purpose includes the value of any collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Series may hold up to 15% of its net assets in illiquid securities, including restricted securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain investment restrictions that are fundamental policies, which means that they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.

INVESTMENT RISKS
As noted previously, all investments involve risk, and investing in the Series is no exception. This chart outlines the key risks and potential rewards of the principal investments the Series may make. Unless otherwise noted, the Series' ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Series, Their Investments and Risks" in the SAI.

INVESTMENT TYPE


% OF SERIES' TOTAL ASSETS       RISKS                                    POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------
FOREIGN SECURITIES IN       -   Foreign markets, economies and       -   Investors can participate
GENERAL                         political systems, particularly          in the growth of foreign
                                those in developing countries,           markets through
UP TO 100%                      may not be as stable as in the           investments in companies
                                U.S.                                     operating in those markets
UP TO 65% IN ONE COUNTRY
ON A TEMPORARY BASIS        -   Currency risk -- changing values     -   May profit from changing
                                of foreign currencies can cause          values of foreign
                                losses                                   currencies

                            -   May be less liquid than U.S.         -   Opportunities for
                                stocks and bonds                         diversification

                            -   Differences in foreign laws,
                                accounting standards and public
                                information and custody and
                                settlement practices result in
                                less reliable information of
                                foreign investments and involve
                                more risk

                            -   Investment in emerging markets
                                securities are subject to
                                greater volatility and price
                                declines

% OF SERIES' TOTAL ASSETS       RISKS                                    POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------
COMMON STOCKS AND OTHER     -   Individual stocks could lose         -   Historically, stocks have
EQUITY-RELATED SECURITIES       value                                    outperformed other
                                                                         investments over the long
                            -   The equity markets could go              term
AT LEAST 65%; UP TO 100%        down, resulting in a decline in
                                value of the Series' investments     -   Generally, economic growth
UP TO 100% IN U.S.                                                       leads to higher corporate
EQUITIES ON A TEMPORARY     -   Companies that normally pay              profits, which lead to an
BASIS                           dividends may not do so if they          increase in stock prices,
                                don't have profits or adequate           known as capital
                                cash flow                                appreciation

                            -   Changes in economic or political     -   May be a source of
                                conditions, both domestic and            dividend income
                                international, may result in a
                                decline in value of the Series'
                                investments

INVESTMENT-GRADE BONDS      -   Credit risk -- the risk that the     -   A source of regular
                                borrower can't pay back the              interest income
                                money borrowed or make interest
UP TO 35%                       payments                             -   Generally more secure than
                                                                         stocks since companies
                            -   Market risk -- the risk that             must pay their debts
                                bonds or other debt instruments          before they pay dividends
                                may lose value in the market
                                because interest rates change or
                                there is a lack of confidence in
                                the borrower

% OF SERIES' TOTAL ASSETS       RISKS                                    POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------
DERIVATIVES                 -   The value of derivatives (such       -   Derivatives could make
                                as futures and options) that are         money and protect against
PERCENTAGE VARIES               used to hedge a portfolio                losses if the investment
                                security is generally determined         analysis proves correct
                                independently from that security
                                and could result in a loss to        -   Derivatives that involve
                                the Series when the price                leverage could generate
                                movement of a derivative used as         substantial gains at low
                                a hedge does not correlate with          cost
                                a change in the value of the
                                portfolio security.                  -   One way to manage the
                                                                         Series' risk/return
                            -   Derivatives may not have the             balance is by locking in
                                effects intended and may result          the value of an investment
                                in losses or missed                      ahead of time
                                opportunities

                            -   The other party to a derivatives     -   Hedges that correlate well
                                contract could default                   with an underlying
                                                                         position can reduce or
                            -   Derivatives can increase share           eliminate investment
                                price volatility and those that          income or capital gains at
                                involve leverage can magnify             low cost
                                losses

                            -   Certain types of derivatives
                                involve costs that can reduce
                                returns

ILLIQUID SECURITIES         -   May be difficult to value            -   May offer a more
                                precisely                                attractive yield or
UP TO 15% OF NET ASSETS                                                  potential for growth than
                            -   May be difficult to sell at the          more widely traded
                                time or place desired                    securities

% OF SERIES' TOTAL ASSETS       RISKS                                    POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------
MONEY MARKET                -   Limits potential for capital         -   May preserve the Series'
INSTRUMENTS                     appreciation and achieving our           assets
                                investment objective
UP TO 100% ON A
TEMPORARY BASIS             -   Credit risk -- the risk that the
                                default of an issuer would leave
                                the Series with unpaid interest
                                or principal

                            -   Market risk -- the risk that the
                                market value of an investment
                                may move up or down. Market risk
                                may affect an industry, a sector
                                or the market as a whole

HOW THE SERIES IS MANAGED

BOARD OF DIRECTORS

The Fund's Board of Directors (the Board) oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Series.


MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
100 MULBERRY STREET, GATEWAY CENTER THREE
NEWARK, NJ 07102


     Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Series' investment adviser. For the fiscal year ended October 31, 2003, the Series paid management fees of .75% of the average daily net assets of the Series.
     PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2003, PI, a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $-- billion.

     Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for the Series. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Series' investment adviser.
     PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Series still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Series. The Series will notify shareholders of any new investment adviser or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER

JENNISON ASSOCIATES LLC (JENNISON) is the Series' investment adviser and has served as such since March 28, 2001. Jennison's address is 466 Lexington Avenue, New York, NY 10017. As of September 30, 2003, Jennison managed approximately
$-- billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.

     PI has responsibility for all investment advisory services and supervises Jennison.

PORTFOLIO MANAGERS
The Series is co-managed by DANIEL J. DUANE, CFA and MICHELLE I. PICKER, CFA.

     Mr. Duane, Executive Vice President of Jennison, has managed or co-managed the Series since 1991. Prior to joining Jennison, he was a Managing Director within Prudential's Public Equity Unit. Previously, Mr. Duane was in charge of all global equity investments at First Investors Asset Management, managed a portion of TIAA-CREF's global portfolio and was a research analyst at Value Line. He earned a dual A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was a Fulbright Scholar at the University of Tubingen in Germany.

     Ms. Picker, Vice President of Jennison, has co-managed the Series since 1997. Prior to joining Jennison, she was a Vice President within Prudential's Public Equity Unit. Previously, Ms. Picker was an accountant and consultant at Price Waterhouse. She earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Series' shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C and Z shares, and provides certain shareholder support services. The Series pays distribution and other fees to PIMS as compensation for its services for each class of shares, other than Class Z. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables. Class A, Class B and Class C shares are subject to a 12b-1 fee of .25%, up to 1.00% and 1.00%, respectively. Because these fees are paid from the Series' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SERIES DISTRIBUTIONS AND TAX ISSUES


Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of income and distributes realized net CAPITAL GAINS to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account. Dividends and distributions from the Series also may be subject to state and local income taxes.

     Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified tax-deferred plan or account.
     The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Series distributes DIVIDENDS of any net investment income to shareholders, typically once a year. For example, if the Series owns ACME Corp. stock and the stock pays a dividend, the Series will pay out a portion of this dividend to its shareholders, assuming the Series' income is more than its costs and expenses. The dividends you receive from the Series will be taxed as income, whether or not they are reinvested in the Series.
     The Series also distributes any realized net CAPITAL GAINS to shareholders, typically once a year. Capital gains are generated when the Series sells its assets for a profit. For example, if the Series bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Series has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Series' total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Series holds the security -- if a security is held more than one year before it is sold, LONG-TERM capital gains generally are taxed at a maximum rate of 15%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

     For your convenience, Series distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charge. If you ask us to pay the distributions in cash, we will wire the distribution to your bank account instead of purchasing more shares of the Series. Either way, the distributions will be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Series as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.
     Series distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in October, November or December of a calendar year and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends -- received deduction for certain dividends paid by the Series.

WITHHOLDING TAXES

If federal tax law requires you to provide the Series with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Series just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Series also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED OR TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of retirement plans offered by The Prudential Insurance Company of America.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Series for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.
     If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Series and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

     Exchanging your shares of the Series for the shares of another JennisonDryden Mutual Fund or Strategic Partners Fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

     Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099. However, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep

[SIDENOTE]

                            CAPITAL GAIN
                        +$  (taxes owed)

[GRAPHIC]
RECEIPTS
FROM SALE                   OR

                        -$  CAPITAL LOSS
                            (offset against gain)
track of the dates on which you buy and sell -- or exchange -- Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares -- which happens automatically approximately seven years after purchase -- is not a "taxable event". This opinion, however, is not binding on the IRS. For more information about the automatic conversion of Class B shares, see "Class B Shares Automatically Convert to Class A Shares After Approximately Seven Years" in the next section.

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

     You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C, and Class Z shares of the Series, although Class Z shares are available only to a limited group of investors.

     Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, investors that purchase less than $1 million of Class A shares pay the initial sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. This charge, however, is waived for all such Class A shareholders except those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge (waived when Class C shares are purchased through certain unaffiliated brokers) and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

     When choosing a share class, you should consider the following, among others:
     -   The amount of your investment,
     - The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges,
     - The different sales charges that apply to each share class -- Class A's front-end sales charge (or CDSC in certain circumstances) vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC,
     -   Whether you qualify for any reduction or waiver of sales charges,
     - The fact that if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances,

     - The fact that if you are purchasing Class C shares in an amount of $500,000 or more, you should consult with your financial adviser to determine whether another share class (such as Class A) is more beneficial given your circumstances,

     - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase, and
     -   Whether you qualify to purchase Class Z shares

     See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

                                CLASS A            CLASS B               CLASS C                   CLASS Z
Minimum purchase                $ 1,000            $ 1,000               $ 2,500                   None
  amount(1)
Minimum amount for              $   100            $   100               $   100                   None
  subsequent purchases(1)
Maximum initial                 5% of the          None                  1% of the                 None
  sales charge                  public                                   public
                                offering price                           offering price(2)
Contingent Deferred             1%(4)              If sold during:       1% on sales               None
  Sales Charge (CDSC)(3)                           Year 1      5%        made within
                                                   Year 2      4%        18 months of
                                                   Year 3      3%        purchase(3)
                                                   Year 4      2%
                                                   Years 5/6   1%
                                                   Year 7      0%
Annual distribution             .30 of 1%          1%                    1%                        None
  and service (12b-1)           (.25 of 1%
  fees (shown as                currently)
  a percentage of
  average net
  assets)(5)

(1) THE MINIMUM INITIAL INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES -- AUTOMATIC INVESTMENT PLAN."
(2) 1.01% OF THE NET AMOUNT INVESTED. INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN UNAFFILIATED BROKERS MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.
(3) FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "CONTINGENT DEFERRED SALES CHARGES (CDSC)."
(4) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A CDSC OF 1%. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS OTHER THAN THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.

(5) THESE DISTRIBUTION AND SERVICE FEES ARE PAID FROM THE SERIES' ASSETS ON A CONTINUOUS BASIS. THE SERVICE FEE FOR EACH OF CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE) AND IS LIMITED TO .75 OF 1% FOR EACH OF CLASS B AND CLASS C SHARES. FOR THE FISCAL YEAR ENDING OCTOBER 31, 2004, THE DISTRIBUTOR OF THE SERIES HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                            SALES CHARGE AS % OF        SALES CHARGE AS % OF         DEALER
AMOUNT OF PURCHASE                OFFERING PRICE             AMOUNT INVESTED      ALLOWANCE
Less than $25,000                           5.00%                       5.26%          4.75%
$25,000 to $49,999                          4.50%                       4.71%          4.25%
$50,000 to $99,999                          4.00%                       4.17%          3.75%
$100,000 to $249,999                        3.25%                       3.36%          3.00%
$250,000 to $499,999                        2.50%                       2.56%          2.40%
$500,000 to $999,999                        2.00%                       2.04%          1.90%
$1 million and above*                       None                        None           None


* If you invest $1 million or more, you can buy only class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within twelve months of purchase, you will be subject to a 1% CDSC. This charge, however, is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


     To satisfy the purchase amounts above, you can
     -   Invest with a group of investors who are related to you;

     - Buy the Class A shares of two or more JennisonDryden Mutual Funds or Strategic Partners Funds at the same time;
     - Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of JennisonDryden Mutual Funds or Strategic Partners Funds shares you already own, (2) the value of money market shares you have received for shares of those funds in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation); or
     - Sign a LETTER OF INTENT, stating in writing that you or an eligible group of investors will invest a specific dollar amount in the Series or other JennisonDryden Mutual Funds or Strategic Partners Funds within 13 months.

     The Distributor may reallow Class A's sales charge to dealers.


BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:


     - Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

     - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


OTHER TYPES OF INVESTORS. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, JennisonDryden Mutual Funds or Strategic Partners Funds, the subadvisers of the JennisonDryden Mutual Funds or Strategic Partners Funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Series Shares -- Reduction and Waiver of Initial Sales Charges -- Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
BENEFIT PLANS. Certain group retirements plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.


INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities, a division of Wachovia Securities, LLC (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must:
     -   Purchase your shares through an account at Prudential Securities;
     - Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation (Pruco); or

     -   Purchase your shares through other brokers.

     The waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify your broker who may require any supporting documents it considers appropriate.


OTHER. Investors who purchase Class C shares through certain unaffiliated brokers may purchase Class C shares without paying the initial sales charge.


QUALIFYING FOR CLASS Z SHARES
BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

     - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.
     Class Z shares of the Series may be purchased by investors through the exchange of Class Z shares of other mutual funds distributed by PIMS. Class Z shares may also be purchased by qualified state tuition programs (529 plans).

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:
     - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

     - Current and former Directors/Trustees of the JennisonDryden Mutual Funds or Strategic Partners Funds (including the Series), and

     -   Prudential, with an investment of $10 million or more.

PAYMENT TO THIRD PARTIES
In connection with the sales of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

CLASS B SHARES AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses.

     Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Series. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

     When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares -- Conversion Feature -- Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Series is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of a fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100). Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.
     The Series' portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.
     The Series may also use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Series' NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Series uses to determine its NAV may differ from the security's quoted or published price. If the Series needs to implement fair value pricing after the NAV publishing deadline but before capital shares are processed, the NAV you receive may differ from the published NAV price. For purposes of computing the Series' NAV, we will value the Series' futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Series as of the close of the security's primary market.

[SIDENOTE]

MUTUAL FUND SHARES
THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS ACME CORP. STOCK IN ITS PORTFOLIO AND THE PRICE OF ACME STOCK GOES UP, WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.

     We determine the Series' NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Series' shares on days when the NYSE is closed but the primary markets for the Series' foreign securities are open, even though the value of these securities may have changed.
     Conversely, the Series will ordinarily price its shares, and you may purchase, redeem or exchange shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the Series' NAV on days when we have not received any orders to purchase, sell or exchange the Series' shares, or when changes in the value of the Series' portfolio do not materially affect its NAV.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?
     For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge a separate or additional fee for purchases of shares.
     Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time, in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out -- or distributes -- its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce Series expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Series shareholder in your household would like to receive a copy of the Series' prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES
You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" in the next section.
     When you sell shares of the Series -- also known as REDEEMING your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell, less any applicable CDSC. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. If your broker does not hold your shares, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for purchases and sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares -- Sale of Shares."
     If you are selling more than $100,000 of shares, you want the redemption proceeds payable or sent to someone or some place that is not in our records or you are a business or a trust and you hold shares directly with the Transfer Agent, you may have to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares -- Sale of Shares -- Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGES (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
     - Amounts representing shares you purchased with reinvested dividends and distributions,

     - Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares, and

     - Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares)

     Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.
     Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 18 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated using the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

     The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC -- CLASS A SHARES
The Class A CDSC is waived for all Class A investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase, other than those who purchased their shares from certain broker-dealers that are not affiliated with Prudential. The Class A CDSC does not apply to investors that purchase less than $1 million of Class A shares.

WAIVER OF THE CDSC -- CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
     - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability;
     - To provide for certain distributions -- made without IRS penalty -- from a tax-deferred retirement plan, IRA, or Section 403(b) custodial account; and
     -   On certain sales from a Systematic Withdrawal Plan.

     For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Series Shares -- Waiver of the Contingent Deferred Sales Charges -- Class B Shares."

WAIVER OF THE CDSC -- CLASS C SHARES
BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Series and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Series Shares -- Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of the same class in certain other JennisonDryden Mutual Funds or Strategic Partners Funds -- including certain money market funds -- if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another JennisonDryden Mutual Fund or Strategic Partners Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

     If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


     There is no sales charge for such exchanges. However, if you exchange -- and then sell -- Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

     Remember, as we explained in the section entitled "Series Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."


FREQUENT TRADING

Frequent trading of Series shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Series' investments. Also when market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Series reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled accounts. The decision may be based upon dollar amount, volume or frequency of trading. The Series will notify a market timer of rejection of an exchange or purchase order subsequent to the day the order is placed. If the Series allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS AND EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time, to receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section titled "Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

     The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Series will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Series does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
     In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
     The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Series.

EXPEDITED REDEMPTION PRIVILEGE
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Series prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Series Shares -- Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you evaluate the financial performance of the Series for the past 5 years. The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

     A copy of the Series' annual report, along with the Series' audited financial statements and report of independent auditors, is available upon request, at no charge, as described on the back cover of this prospectus.

JENNISON GLOBAL GROWTH FUND: CLASS A SHARES
The financial highlights for the five years ended October 31, 2003 were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


    CLASS A SHARES (FISCAL YEAR ENDED 10-31)


    PER SHARE OPERATING
    PERFORMANCE                               2003        2002(1)       2001(1)       2000(1)       1999(1)
    -------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, BEGINNING OF
     YEAR                                               $   12.23     $   21.35     $   21.19     $   16.16
    INCOME FROM INVESTMENT
     OPERATIONS:
    Net investment income (loss)                             (.01)          .01          (.09)         (.05)
    Net realized and unrealized gain
     (loss) on investment and
     foreign currency transactions                          (2.01)        (5.83)         2.25          5.82
    TOTAL FROM INVESTMENT
     OPERATIONS                                             (2.02)        (5.82)         2.16          5.77
    -------------------------------------------------------------------------------------------------------
    LESS DISTRIBUTIONS:
    Distributions in excess of net
     investment income                                         --            --          (.19)         (.14)
    Distributions from net realized
     capital gains                                             --         (3.30)        (1.81)         (.60)
    TOTAL DISTRIBUTIONS                                        --         (3.30)        (2.00)         (.74)
    NET ASSET VALUE, END OF YEAR                        $   10.21     $   12.23     $   21.35     $   21.19
    TOTAL RETURN(2)                                        (16.52)%      (30.87)%        9.80%        36.83%

    RATIOS/SUPPLEMENTAL DATA                  2003           2002          2001          2000          1999
    -------------------------------------------------------------------------------------------------------
    NET ASSETS, END OF YEAR (000)                       $ 223,191     $ 304,777     $ 396,870     $ 339,620
    AVERAGE NET ASSETS (000)                            $ 284,046     $ 353,879     $ 415,035     $ 298,009
    RATIOS TO AVERAGE NET ASSETS:(3)
    Expenses, including distribution
     and service (12b-1) fees                                1.46%         1.37%         1.27%         1.32%
    Expenses, excluding distribution
     and service (12b-1) fees                                1.21%         1.12%         1.02%         1.07%
    Net investment income (loss)                             (.18)%         .06%         (.38)%        (.27)%
    FOR CLASS A, B, C AND
    Z SHARES:
    Portfolio turnover rate                                    67%           72%           82%           59%


(1) BASED ON AVERAGE SHARES OUTSTANDING.

(2) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

(3) THE DISTRIBUTOR OF THE SERIES CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

JENNISON GLOBAL GROWTH FUND: CLASS B SHARES
The financial highlights for the five years ended October 31, 2003 were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


    CLASS B SHARES (FISCAL YEAR ENDED 10-31)


    PER SHARE OPERATING
    PERFORMANCE                                2003       2002(1)       2001(1)       2000(1)       1999(1)
    -------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, BEGINNING OF
     YEAR                                               $   11.23     $   20.00     $   19.98     $   15.26
    INCOME FROM INVESTMENT
     OPERATIONS:
    Net investment loss                                      (.08)         (.08)         (.24)         (.17)
    Net realized and unrealized gain
     (loss) on investment and
     foreign currency transactions                          (1.84)        (5.39)         2.12          5.51
    TOTAL FROM INVESTMENT
     OPERATIONS                                             (1.92)        (5.47)         1.88          5.34
    -------------------------------------------------------------------------------------------------------
    LESS DISTRIBUTIONS:
    Distributions in excess of net
     investment income                                         --            --          (.05)         (.02)
    Distributions from net realized
     capital gains                                             --         (3.30)        (1.81)         (.60)
    TOTAL DISTRIBUTIONS                                        --         (3.30)        (1.86)         (.62)
    NET ASSET VALUE, END OF YEAR                        $    9.31     $   11.23     $   20.00     $   19.98
    TOTAL RETURN                                           (17.10)%      (31.27)%        8.94%        36.00%

    RATIOS/SUPPLEMENTAL DATA                   2003          2002          2001          2000          1999
    -------------------------------------------------------------------------------------------------------
    NET ASSETS, END OF YEAR (000)                       $  70,804     $ 130,201     $ 288,418     $ 310,458
    AVERAGE NET ASSETS (000)                            $ 109,004     $ 195,461     $ 355,100     $ 297,322
    RATIOS TO AVERAGE NET ASSETS:
    Expenses, including distribution
     and service (12b-1) fees                                2.00%         2.00%         1.96%         1.99%
    Expenses, excluding distribution
     and service (12b-1) fees                                1.21%         1.12%         1.02%         1.07%
    Net investment income (loss)                             (.73)%        (.58)%       (1.07)%        (.96)%


(1) BASED ON AVERAGE SHARES OUTSTANDING.

(2) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

JENNISON GLOBAL GROWTH FUND: CLASS C SHARES
The financial highlights for the five years ended October 31, 2003 were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


    CLASS C SHARES (FISCAL YEAR ENDED 10-31)


    PER SHARE OPERATING
    PERFORMANCE                                2003       2002(1)       2001(1)       2000(1)       1999(1)
    -------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, BEGINNING OF
     YEAR                                               $   11.24     $   19.99     $   19.97     $   15.25
    INCOME FROM INVESTMENT
     OPERATIONS:
    Net investment loss                                      (.10)         (.09)         (.24)         (.18)
    Net realized and unrealized gain
     (loss) on investment and foreign
     currency transactions                                  (1.84)        (5.36)         2.11          5.51
    TOTAL FROM INVESTMENT
     OPERATIONS                                             (1.94)        (5.45)         1.87          5.33
    -------------------------------------------------------------------------------------------------------
    LESS DISTRIBUTIONS:
    Distributions in excess of net
     investment income                                         --            --          (.04)         (.01)
    Distributions from net realized
     capital gains                                             --         (3.30)        (1.81)         (.60)
    TOTAL DISTRIBUTIONS                                        --         (3.30)        (1.85)         (.61)
    NET ASSET VALUE, END OF YEAR                        $    9.30     $   11.24     $   19.99     $   19.97
    TOTAL RETURN(3)                                        (17.26)%      (31.17)%        8.89%        35.94%

    RATIO/SUPPLEMENTAL DATA                    2003          2002          2001          2000          1999
    -------------------------------------------------------------------------------------------------------
    NET ASSETS, END OF YEAR (000)                       $  12,490     $  16,006     $  21,377     $  14,184
    AVERAGE NET ASSETS (000)                            $  14,897     $  18,330     $  18,886     $  11,866
    RATIOS TO AVERAGE NET ASSETS:
    Expenses, including distribution
     and service (12b-1) fees                                2.21%         2.12%         2.02%         2.07%
    Expenses, excluding distribution
     and service (12b-1) fees                                1.21%         1.12%         1.02%         1.07%
    Net investment income (loss)                             (.92)%        (.68)%       (1.11)%       (1.02)%


(1) BASED ON AVERAGE SHARES OUTSTANDING.

(2) DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME WAS $.001.

(3) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

JENNISON GLOBAL GROWTH FUND: CLASS Z SHARES
The financial highlights for the five years ended October 31, 2003 were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


    CLASS Z SHARES (FISCAL YEAR ENDED 10-31)


    PER SHARE OPERATING
    PERFORMANCE                                2003       2002(1)       2001(1)       2000(1)       1999(1)
    -------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, BEGINNING OF
     PERIOD                                             $   12.35     $   21.46     $   21.29     $   16.23
    INCOME FROM INVESTMENT
     OPERATIONS:
    Net investment income (loss)                              .01           .05          (.02)           --
    Net realized and unrealized
     gain (loss) on investment and
     foreign currency transactions                          (2.04)        (5.86)         2.23          5.84
    TOTAL FROM INVESTMENT
     OPERATIONS                                             (2.03)        (5.81)         2.21          5.84
    -------------------------------------------------------------------------------------------------------
    LESS DISTRIBUTIONS:
    Distributions in excess of net
     investment income                                         --            --          (.23)         (.18)
    Distributions from net realized
     capital gains                                             --         (3.30)        (1.81)         (.60)
    TOTAL DISTRIBUTIONS                                        --         (3.30)        (2.04)         (.78)
    NET ASSET VALUE, END OF
     PERIOD                                             $   10.32     $   12.35     $   21.46     $   21.29
    TOTAL RETURN(2)                                        (16.50)%      (30.57)%        9.97%        37.25%

    RATIO/SUPPLEMENTAL DATA                    2003          2002          2001          2000          1999
    -------------------------------------------------------------------------------------------------------
    NET ASSETS, END OF PERIOD (000)                     $  33,228     $  42,562     $  70,956     $  48,430
    AVERAGE NET ASSETS (000)                            $  40,960     $  54,387     $  77,989     $  42,312
    RATIOS TO AVERAGE NET ASSETS:
    Expenses, including distribution
     and service (12b-1) fees                                1.21%         1.12%         1.02%         1.07%
    Expenses, excluding distribution
     and service (12b-1) fees                                1.21%         1.12%         1.02%         1.07%
    Net investment income (loss)                              .08%          .32%         (.08)%        (.02)%


(1) BASED ON AVERAGE SHARES OUTSTANDING.

(2) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

                 [This page has been left blank intentionally.]

OUR MUTUAL FUNDS

We offer a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

JENNISONDRYDEN MUTUAL FUNDS*

STOCK FUNDS

LARGE CAPITALIZATION STOCK FUNDS

DRYDEN INDEX SERIES FUND
   DRYDEN STOCK INDEX FUND
DRYDEN TAX-MANAGED FUNDS
   DRYDEN TAX-MANAGED EQUITY FUND
JENNISON 20/20 FOCUS FUND
JENNISON VALUE FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   JENNISON GROWTH FUND

SMALL-TO-MID-CAPITALIZATION STOCK FUNDS

DRYDEN TAX-MANAGED SMALL-CAP FUND, INC.
JENNISON SMALL COMPANY FUND, INC.
JENNISON U.S. EMERGING GROWTH FUND, INC.
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   JENNISON EQUITY OPPORTUNITY FUND

SECTOR STOCK FUNDS

JENNISON NATURAL RESOURCES FUND, INC.
JENNISON SECTOR FUNDS, INC.
   JENNISON FINANCIAL SERVICES FUND
   JENNISON HEALTH SCIENCES FUND
   JENNISON TECHNOLOGY FUND
   JENNISON UTILITY FUND

GLOBAL/INTERNATIONAL STOCK FUNDS

PRUDENTIAL WORLD FUND, INC.
   JENNISON GLOBAL GROWTH FUND
   DRYDEN INTERNATIONAL EQUITY FUND

BALANCED/ALLOCATION FUND

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   DRYDEN ACTIVE BALANCED FUND

BOND FUNDS

TAXABLE BOND FUNDS

DRYDEN GOVERNMENT INCOME FUND, INC.
DRYDEN HIGH YIELD FUND
DRYDEN SHORT-TERM BOND FUND, INC.
   DRYDEN SHORT-TERM CORPORATE BOND FUND
   DRYDEN ULTRA SHORT BOND FUND
DRYDEN TOTAL RETURN BOND FUND, INC.

MUNICIPAL BOND FUNDS

DRYDEN CALIFORNIA MUNICIPAL FUND
   CALIFORNIA INCOME SERIES
   CALIFORNIA SERIES
DRYDEN MUNICIPAL BOND FUND
   HIGH INCOME SERIES
   INSURED SERIES
DRYDEN MUNICIPAL SERIES FUND
   FLORIDA SERIES
   NEW JERSEY SERIES
   NEW YORK SERIES
   PENNSYLVANIA SERIES
DRYDEN NATIONAL MUNICIPALS FUND, INC.

GLOBAL/INTERNATIONAL BOND FUND

DRYDEN GLOBAL TOTAL RETURN FUND, INC.

MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS

DRYDEN GOVERNMENT SECURITIES TRUST
   MONEY MARKET SERIES
   U.S. TREASURY MONEY MARKET SERIES
MONEY MART ASSETS, INC.

MUNICIPAL MONEY MARKET FUNDS

DRYDEN CALIFORNIA MUNICIPAL FUND
   CALIFORNIA MONEY MARKET SERIES
DRYDEN MUNICIPAL SERIES FUND
   NEW JERSEY MONEY MARKET SERIES
   NEW YORK MONEY MARKET SERIES

TAX-FREE MONEY MARKET FUND

DRYDEN TAX-FREE MONEY FUND

OTHER MONEY MARKET FUND

SPECIAL MONEY MARKET FUND, INC.**
   MONEY MARKET SERIES

OTHER FUNDS

NICHOLAS-APPLEGATE GROWTH EQUITY FUND

STRATEGIC PARTNERS MUTUAL FUNDS

STRATEGIC PARTNERS EQUITY FUND
STRATEGIC PARTNERS REAL ESTATE SECURITIES FUND
PRUDENTIAL WORLD FUND, INC.
   STRATEGIC PARTNERS INTERNATIONAL VALUE FUND
STRATEGIC PARTNERS ASSET ALLOCATION FUNDS
   STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND
   STRATEGIC PARTNERS HIGH GROWTH FUND
   STRATEGIC PARTNERS MODERATE GROWTH FUND
STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
   STRATEGIC PARTNERS LARGE CAPITALIZATION GROWTH FUND
   STRATEGIC PARTNERS LARGE CAPITALIZATION VALUE FUND
   STRATEGIC PARTNERS SMALL CAPITALIZATION GROWTH FUND
   STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND
   STRATEGIC PARTNERS TOTAL RETURN BOND FUND
STRATEGIC PARTNERS OPPORTUNITY FUNDS
   STRATEGIC PARTNERS FOCUSED GROWTH FUND
   STRATEGIC PARTNERS FOCUSED VALUE FUND
   STRATEGIC PARTNERS MID-CAP VALUE FUND
   STRATEGIC PARTNERS NEW ERA GROWTH FUND
SPECIAL MONEY MARKET FUND, INC.**
   MONEY MARKET SERIES

 *JennisonDryden Mutual Funds are also exchangeable with Strategic Partners
  Mutual Funds.
**This fund is not a direct purchase money fund and is only an exchangeable money fund.

FOR MORE INFORMATION


Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:


PRUDENTIAL MUTUAL FUND

SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:

Prudential Investment Management
Services LLC

P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769


Visit our websites at:
www.jennisondryden.com
www.strategicpartners.com


Additional information about the Series can be obtained without charge and can be found in the following documents:
STATEMENT OF ADDITIONAL INFORMATION (SAI)
(incorporated by reference into this prospectus)
ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal year)
SEMI-ANNUAL REPORT
You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy documents)

IN PERSON
Public Reference Room in
Washington, DC
  (For hours of operation, call 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at http://www.sec.gov

FUND SYMBOLS     NASDAQ     CUSIP
                 ------     -----
Class A          PRGAX    743969107
Class B          PRGLX    743969206
Class C          PRGCX    743969305
Class Z          PWGZX    743969404

MF115A                        Investment Company Act File No. 811-3981

PROSPECTUS DECEMBER 30, 2003

[STRATEGIC PARTNERS LOGO]

INTERNATIONAL VALUE FUND
FORMERLY KNOWN AS PRUDENTIAL INTERNATIONAL VALUE FUND



FUND TYPE
INTERNATIONAL STOCK

OBJECTIVE: LONG-TERM GROWTH OF CAPITAL


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

TABLE OF CONTENTS


1   RISK/RETURN SUMMARY

1   Investment Objective and Principal Strategies
2   Principal Risks
3   Evaluating Performance
5   Fees and Expenses

7   HOW THE SERIES INVESTS

7   Investment Objective and Policies
9   Other Investments and Strategies
12  Investment Risks

16  HOW THE SERIES IS MANAGED

16  Board of Directors
16  Manager
17  Investment Adviser
17  Portfolio Manager
17  Distributor

18  SERIES DISTRIBUTIONS AND TAX ISSUES

18  Distributions
19  Tax Issues
20  If You Sell or Exchange Your Shares

22  HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES

22  How to Buy Shares
33  How to Sell Your Shares
37  How to Exchange Your Shares
38  Telephone Redemptions and Exchanges
39  Expedited Redemption Privilege

40  FINANCIAL HIGHLIGHTS

41  Class A Shares
42  Class B Shares
43  Class C Shares
44  Class Z Shares

45  OUR MUTUAL FUNDS

    FOR MORE INFORMATION (Back Cover)



STRATEGIC PARTNERS INTERNATIONAL VALUE FUND


[GRAPHIC]
(800) 225-1852

RISK/RETURN SUMMARY


This prospectus provides information about STRATEGIC PARTNERS INTERNATIONAL VALUE FUND (the Series), which is a separate diversified series of the PRUDENTIAL WORLD FUND, INC. (the Fund). The Fund consists of two additional series -- the DRYDEN INTERNATIONAL EQUITY FUND and the JENNISON GLOBAL GROWTH FUND.
This prospectus relates only to the Series. For information about the two other series, you should contact the Fund.
      This section highlights key information about the Series. Additional information follows the summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is LONG-TERM GROWTH OF CAPITAL THROUGH INVESTMENT IN EQUITY SECURITIES OF FOREIGN ISSUERS. This means we look for investments that we think will increase in value over a period of years. To achieve our objective, we invest primarily in the common stock and preferred stock of FOREIGN (NON-U.S. BASED) COMPANIES OF ALL SIZES. Under normal circumstances, we invest at least 65% of the Series' total assets in common stock and preferred stock of foreign companies in at least three different countries, without limit as to the amount of Series assets that may be invested in any single country. We may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.
      We use a value investment style when deciding which securities to buy for the Series. That is, we invest in stocks that we believe are undervalued, given the issuer's financial and business outlook. When a security is no longer undervalued, or we believe it cannot maintain its current price, we consider selling.
      While we make every effort to achieve our objective, we can't guarantee success.

[SIDENOTE]

WE'RE VALUE INVESTORS IN DECIDING WHICH STOCKS TO BUY, WE USE WHAT IS KNOWN AS A VALUE INVESTMENT STYLE. THAT IS, WE INVEST IN STOCKS THAT WE BELIEVE ARE UNDERVALUED, GIVEN THE COMPANY'S SALES, BOOK VALUE AND CASH FLOW.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risks. Since the Series invests primarily in common stock and preferred stock, there is the risk that the value of a particular security could go down. In addition to an individual stock losing value, the value of the EQUITY MARKETS of the countries in which we invest could go down. There is also the additional risk that foreign political, economic and legal systems may be less stable than in the U.S. The changing value of foreign currencies could also affect the value of the assets we hold and our performance. In the case of investments in emerging markets securities, these risks are heightened and may result in greater volatility in the value of your investment.
      Because the Series may invest a large portion of its assets in a single country or region of the world, the Series' investments can be geographically concentrated. This can result in more pronounced risks based upon economic conditions that impact a single country or region more or less than other countries or regions.
      There is also risk involved in the investment strategies we may use. Some of our strategies depend on correctly predicting whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Series could lose value, and you could lose money. The Series does not represent a complete investment program. For more detailed information about the risks associated with the Series, see "How the Series Invests -- Investment Risks."
      An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

EVALUATING PERFORMANCE
A number of factors -- including risk -- affect how the Series performs. The bar chart shows the Series' performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns for 1 year, 5 years and since inception compared with a stock index and a group of similar mutual funds. Past performance, before and after taxes, is not an indication that the Series will achieve similar results in the future.

[CHART]

  ANNUAL RETURNS (CLASS Z SHARES)(1)

   1993       37.56%
   1994        3.62%
   1995        9.04%
   1996       17.44%
   1997        6.52%
   1998       11.14%
   1999       32.46%
   2000       -3.76%
   2001      -18.51%
   2002      -19.75%

  BEST QUARTER: 16.23% (1st quarter of 1998)
  WORST QUARTER: -21.61% (3rd quarter of 2002)


(1) THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. THE TOTAL
      ANNUAL RETURN OF THE CLASS Z SHARES FROM 1-1-03 TO 10-31-03 WAS -   %

[CHART]

  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-02)


  RETURN BEFORE TAXES                                           1 YR       5 YRS     10 YRS        SINCE INCEPTION
  Class A shares                                              - 23.93%    - 2.75%      N/A     - 0.24% (since 9-23-96)
  Class B shares                                              - 24.51%    - 2.68%      N/A     - 0.19% (since 9-23-96)
  Class C shares                                              - 22.10%    - 2.68%      N/A     - 0.33% (since 9-23-96)

  CLASS Z SHARES
  Return Before Taxes                                         - 19.75%    - 1.52%                6.22% (since 11-5-92)
  Return After Taxes on Distributions(2)                      - 19.93%    - 2.23%                5.40% (since 11-5-92)
  Return After Taxes on Distributions and Sales of
    Series Shares(2)                                          - 12.13%    - 1.14%                5.03% (since 11-5-92)

  INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
  MSCI EAFE Index(3)                                                 %          %
  Lipper Average(4)                                                  %          %


(1) THE SERIES' RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A SHARES, THE RETURNS WOULD HAVE BEEN LOWER.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SERIES SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS Z SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY DUE TO DIFFERING SALES CHARGES AND EXPENSES. PAST PERFORMANCE, BEFORE AND AFTER TAXES, DOES NOT MEAN THAT THE SERIES WILL ACHIEVE SIMILAR RESULTS IN THE FUTURE.


(3) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MCSI) EAFE(R) INDEX IS A WEIGHTED, UNMANAGED INDEX OF PERFORMANCE THAT REFLECTS STOCK PRICE MOVEMENTS IN EUROPE, AUSTRALASIA AND THE FAR EAST. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES AND TAXES. MSCI EAFE(R) INDEX RETURNS SINCE
      INCEPTION OF EACH CLASS ARE    % FOR CLASS A,   % FOR CLASS B,   % FOR
      CLASS C AND    % FOR CLASS Z SHARES.

(4) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER INTERNATIONAL FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OR TAXES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES AND TAXES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE
          % FOR CLASS A,     % FOR CLASS B,     % FOR CLASS C AND     % FOR
      CLASS Z SHARES. SOURCE: LIPPER, INC.

FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Series -- Classes A, B, C and Z. Each share class has different sales charges -- known as "loads" -- and expenses, but represents an investment in the same series. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      CLASS A     CLASS B     CLASS C     CLASS Z
  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)            5%       None           1%(2)    None
  Maximum deferred sales charge (load) imposed
   on sales (as a percentage of the lower of
   original purchase price or sale proceeds)                1%(3)       5%(4)       1%(5)    None
  Maximum sales charge (load) imposed on
   reinvested dividends and other distributions          None        None        None        None
  Redemption fees                                        None        None        None        None
  Exchange fee                                           None        None        None        None

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


                                                      CLASS A     CLASS B     CLASS C     CLASS Z
  Management fees                                         .99%        .99%        .99%        .99%
  + Distribution and service (12b-1) fees                 .30%(6)    1.00%       1.00%       None
  + Other expenses                                          _%          _%          _%          _%
  = TOTAL ANNUAL SERIES OPERATING EXPENSES                  _%          _%          _%          _%
  - Waivers                                               .05%(6)    None        None        None
  = NET ANNUAL SERIES OPERATING EXPENSES                    _%(6)       _%          _%          _%


(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
(2) INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN UNAFFILIATED BROKERS MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.

(3) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 1%. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS EXCEPT FOR THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL FINANCIAL, INC. (PRUDENTIAL).
(4) THE CDSC FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES AUTOMATICALLY CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.

(5) THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.

(6) FOR THE FISCAL YEAR ENDING OCTOBER 31, 2003, THE DISTRIBUTOR OF THE SERIES CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

EXAMPLE
This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds.
      The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     1 YR   3 YRS    5 YRS    10 YRS
  Class A shares                                        $       $        $         $
  Class B shares                                        $       $        $         $
  Class C shares                                        $       $        $         $
  Class Z shares                                        $       $        $         $


You would pay the following expenses on the same investment if you did not sell your shares:


                                                     1 YR    3 YRS   5 YRS    10 YRS
  Class A shares                                        $        $       $         $
  Class B shares                                        $        $       $         $
  Class C shares                                        $        $       $         $
  Class Z shares                                        $        $       $         $

HOW THE SERIES INVESTS

INVESTMENT OBJECTIVE AND POLICIES
The investment objective of the Series is to seek LONG-TERM GROWTH OF CAPITAL through investment in equity securities of foreign issuers. This means we seek investments -- primarily the common stock and preferred stock of FOREIGN (NON-U.S. BASED) COMPANIES OF ALL SIZES -- that will increase in value over a period of years. A company is considered to be a foreign company if it satisfies at least one of the following criteria:
      - its securities are traded principally on stock exchanges in one or more foreign countries;
      - it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;
      - it maintains 50% or more of its assets in one or more foreign countries;
      -   it is organized under the laws of a foreign country; or
      -   its principal executive office is located in a foreign country.

      While we make every effort to achieve our objective, we can't guarantee success.
      In deciding whether to buy a particular security, we look at a number of factors, including the company's sales, earnings, book value, cash flow and overall ability to grow and profit. We take a bottom-up security selection approach, rather than allocating by country or sector. Typically we focus on companies that have been operating for at least three years.

Under normal conditions, we intend to invest at least 65% of our total assets in the common stock and preferred stock of non-U.S. companies in at least three foreign countries, without limit as to the amount of Series assets that may be invested in any single country. We may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but GENERALLY NOT THE U.S. However, under unusual market conditions, on a temporary basis, we may invest up to 100% of the Series' total assets in the stock and other equity-related securities of U.S. companies. Thus, the Series may not be able to achieve its investment objective for that period.
      The Series may also invest in American Depositary Receipts (ADRs). ADRs are certificates that represent an equity investment in a foreign company or some other foreign issuer. ADRs are usually issued by a U.S. bank or trust company and are valued in U.S. dollars. We consider ADRs to be equity-related securities.
      In selecting securities for the Series, we look at several factors:
      -   sales;
      -   earnings;
      -   book value;
      -   cash flow; and
      -   overall ability to grow and profit.

      Generally, we consider selling a security when the security is no longer undervalued, or we believe it cannot maintain its current price.
      For more information, see "Investment Risks" and the Statement of Additional Information (SAI), "Description of the Series, Their Investments and Risks." The SAI contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.

[SIDENOTE]

OUR INVESTMENT STRATEGY
WE LOOK PRIMARILY FOR SECURITIES THAT ARE UNDERVALUED. THIS MEANS THAT THE PRICE OF A SECURITY -- IN OUR VIEW -- IS LOWER THAN IT REALLY SHOULD BE, GIVEN THE COMPANY'S FINANCIAL AND BUSINESS OUTLOOK. THE IDEA IS TO FIND UNDERVALUED SECURITIES BEFORE THE REST OF THE MARKET AND BUY THEM BEFORE THE PRICE GOES UP. WE CONSIDER SELLING A SECURITY AFTER IT HAS INCREASED IN VALUE TO THE POINT WHERE WE BELIEVE THE SECURITY IS NO LONGER UNDERVALUED OR WE BELIEVE THE SECURITY CANNOT MAINTAIN ITS CURRENT PRICE.

      The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board of Directors can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
While the Series invests primarily in common stock and preferred stock, it may invest in other securities or use certain investment strategies to increase returns or protect its assets if market conditions warrant.

EQUITY-RELATED SECURITIES
These include common stock, preferred stock or securities that may be converted into or exchanged for common stock -- known as convertible securities -- like rights and warrants. The Series may also invest in ADRs, which we consider to be equity-related securities.

MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME SECURITIES
Money market instruments and bonds are known as FIXED-INCOME SECURITIES because issuers of these securities are obligated to pay interest and principal. Typically, fixed-income securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stocks may, although their value does fluctuate inversely to changes in interest rates generally and directly in relation to their perceived credit quality. Corporations and governments issue MONEY MARKET INSTRUMENTS and BONDS to raise money. The Series may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks and governments and their agencies.

      If we believe it is necessary, we may temporarily invest up to 100% of the Series' total assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, and therefore our investment objective, but may help to preserve the Series' assets when global or international markets are unstable.

      Generally, the Series will purchase only "INVESTMENT-GRADE" commercial paper and bonds. This means the commercial paper and bonds have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Services (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). On occasion, the Series may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above. In addition, the Series may invest up to 5% of its assets in lower-rated instruments that are more speculative, including high-yield or "junk" bonds. For more information about bonds and bond ratings, see the SAI, "Appendix I -- Description of Security Ratings."

REPURCHASE AGREEMENTS
The Series may also use REPURCHASE AGREEMENTS, pursuant to which a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Series, and is, in effect, a loan by the Series. The Series uses repurchase agreements for cash management purposes only.

DERIVATIVE STRATEGIES
We may use alternative investment strategies -- including DERIVATIVES -- to try to improve the Series' returns. We may use hedging techniques to try to protect its assets. We cannot guarantee these strategies will work, that the instruments necessary to implement these strategies will be available or that the Series will not lose money. Derivatives -- such as futures, options, foreign currency forward contracts, options on futures and swaps -- involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other asset, rate or index -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return, taking into account the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match or correspond exactly with the Series' actual portfolio holdings. In particular this will be the case when we use derivatives for return enhancement. Derivatives that involve leverage could magnify losses.

OPTIONS

The Series may purchase and sell put and call options on equity securities, stock indices and foreign currencies that are traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An OPTION gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Series will sell only covered options. Covered options are described in the SAI under "Description of the Series, Their Investments and Risks -- Risk Management and Return Enhancement Strategies."

FUTURES CONTRACTS AND RELATED OPTIONS, FOREIGN CURRENCY FORWARD CONTRACTS
The Series may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Series also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A FUTURES CONTRACT is an exchange-traded agreement to buy or sell a set quantity of an underlying product at a future date or to make or receive a cash payment based on the value of a securities index on a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Series makes daily margin payments based on price movements in the index. The Series may also enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an over-the-counter obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.
      For more information about these strategies, see the SAI, "Description of the Series, Their Investments and Risks -- Risk Management and Return Enhancement Strategies."

SWAPS
The Series may invest in index, interest rate, credit, long and short credit default, currency and total return swap agreements (or a combination of these swap agreements or other similar swap agreements or options on swap agreements). The swap may, among other things, preserve a return or spread on a particular investment or portion of the Series, or protect against any increase in the price of securities the Series anticipates purchasing at a later date or transfer or allocate credit risk. The Series may also enter into options on swap agreements.

ADDITIONAL STRATEGIES
The Series follows certain policies when it BORROWS MONEY (the Series can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (the Series will not lend more than 33 1/3% of the value of its total assets, which for this purpose includes the value of any collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Series may hold up to 15% of its net assets in illiquid securities, including restricted securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain investment restrictions that are fundamental policies, which means that they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.

INVESTMENT RISKS
As noted previously, all investments involve risk, and investing in the Series is no exception. This chart outlines the key risks and potential rewards of the principal investments the Series may make. Unless otherwise noted, the Series' ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Series, Their Investments and Risks" in the SAI.

  INVESTMENT TYPE


  % OF SERIES' TOTAL ASSETS         RISKS                                    POTENTIAL REWARDS
  FOREIGN SECURITIES IN GENERAL   - Foreign markets, economies and         - Investors can participate in the
                                    political systems, particularly those    growth of foreign markets through
  AT LEAST 65%; UP TO 100%          in developing countries, may not be      investments in companies operating
                                    as stable as in the U.S.                 in those markets

                                  - Currency risk -- the risk that the     - May profit from changing values of
                                    values of foreign currencies will        foreign currencies
                                    decline
                                                                           - Opportunities for diversification
                                  - May be less liquid than U.S. stocks
                                    and bonds

                                  - Differences in foreign laws,
                                    accounting standards and public
                                    information and custody and
                                    settlement practices result in less
                                    reliable information on foreign
                                    investments and involve more risk

                                  - Investment in emerging markets
                                    securities are subject to greater
                                    volatility and price declines

  COMMON STOCKS AND OTHER         - Individual stocks could lose value     - Historically, stocks have
  EQUITY-RELATED SECURITIES                                                  outperformed other investments over
                                  - The equity markets could go down,        the long term
  AT LEAST 65%; UP TO 100%          resulting in a decline in value of
                                    the Series' investments                - Generally, economic growth leads to
  UP TO 100% IN U.S. EQUITIES                                                higher corporate profits, which lead
  ON A TEMPORARY BASIS            - Companies that normally pay              to an increase in stock prices,
                                    dividends may not do so if they          known as capital appreciation
                                    don't have profits or adequate cash
                                    flow                                   - May be a source of dividend income

                                  - Changes in economic or political
                                    conditions, both domestic and
                                    international, may result in a
                                    decline in value of the Series'
                                    investments

  % OF SERIES' TOTAL ASSETS         RISKS                                    POTENTIAL REWARDS
  INVESTMENT-GRADE BONDS          - Credit risk -- the risk that the       - A source of regular interest income
                                    borrower can't pay back the money
  UP TO 35%                         borrowed or make interest payments     - Generally more secure than stocks
                                                                             since companies must pay their debts
                                  - Market risk -- the risk that bonds       before they pay dividends
                                    or other debt instruments may lose
                                    value in the market because interest
                                    rates change or there is a lack of
                                    confidence in the borrower

  DERIVATIVES                     - The value of derivatives (such as      - Derivatives could make money and
                                    futures and options) that are used       protect against losses if the
  PERCENTAGE VARIES                 to hedge a portfolio security is         investment analysis proves correct
                                    generally determined independently
                                    from that security and could result    - Derivatives that involve leverage
                                    in a loss to the Series when the         could generate substantial gains at
                                    price movement of a derivative used      low cost
                                    as a hedge does not correlate with a
                                    change in the value of the portfolio   - One way to manage the Series'
                                    security                                 risk/return balance is by locking in
                                                                             the value of an investment ahead of
                                  - Derivatives may not have the effects     time
                                    intended and may result in losses or
                                    missed opportunities                   - Hedges that correlate well with an
                                                                             underlying position can reduce or
                                  - The other party to a derivatives         eliminate investment income or
                                    contract could default                   capital gains at low cost

                                  - Derivatives can increase share price
                                    volatility and those that involve
                                    leverage could magnify losses

                                  - Certain types of derivatives involve
                                    costs that can reduce returns

  % OF SERIES' TOTAL ASSETS         RISKS                                    POTENTIAL REWARDS
  ILLIQUID SECURITIES             - May be difficult to value precisely    - May offer a more attractive yield or
                                                                             potential for growth than more
  UP TO 15% OF NET ASSETS         - May be difficult to sell at the time     widely traded securities
                                    or price desired

  MONEY MARKET INSTRUMENTS        - Limits potential for capital           - May preserve the Series' assets
                                    appreciation and achieving our
  UP TO 100% ON A TEMPORARY         investment objective
  BASIS
                                  - Credit risk -- the risk that the
                                    default of an issuer would leave the
                                    Series with unpaid interest or
                                    principal

                                  - Market risk -- the risk that the
                                    market value of an investment may
                                    move up or down. Market risk may
                                    affect an industry, a sector or the
                                    market as a whole

HOW THE SERIES IS MANAGED

BOARD OF DIRECTORS

The Fund's Board of Directors (the Board) oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Series.


MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
100 MULBERRY STREET, GATEWAY CENTER THREE
NEWARK, NJ 07102


      Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Series' investment adviser. For the fiscal year
ended October 31, 2003, the Series paid management fees of   % of the average
daily net assets of the Series.
      PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2003, PI, a wholly-owned subsidiary of Prudential Financial, Inc., (Prudential), served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with
aggregate assets of approximately $   billion.

      Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for the Series. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Series' investment adviser.
      PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Series still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Series. The Series will notify shareholders of any new investment adviser or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER
BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED (BIAM (U.S.) LIMITED) is the Series' investment adviser, and has served as such since May 5, 2001.

      BIAM (U.S.) Limited is a registered investment adviser formed in 1987 to provide services to North American investors. It is a subsidiary of the Bank of Ireland Group, one of the largest providers of financial services in Ireland. As
of September 30, 2003, BIAM (U.S.) Limited had $   billion under management on
behalf of its U.S. and Canadian clients. BIAM (U.S.) Limited's address is 75 Holly Hill Lane, Greenwich, Connecticut 06830.

      PI is responsible for all investment advisory services, supervises the BIAM (U.S.) Limited and pays the BIAM (U.S.) Limited for its services.

PORTFOLIO MANAGER
      CHRIS REILLY, Chief Investment Officer, is the Series' portfolio manager. Mr. Reilly joined BIAM (U.S.) Limited's predecessor in 1980 and has had overall responsibility for asset management since 1985. He has over thirty years experience in the investment industry and is a member of the U.K.'s Securities Institute.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), as applicable to the Series' shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C and Z shares, and provides certain shareholder support services. The Series pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables. Class A, Class B and Class C shares are subject to a 12b-1 fee of .25%, 1% and 1%, respectively. Because these fees are paid from the Series' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SERIES DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of income and distributes realized net CAPITAL GAINS to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account. Dividends and distributions from the Series may also be subject to state and local income taxes.

      Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified tax-deferred plan or account.
      The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

      The Series distributes DIVIDENDS of any net investment income to shareholders, typically once a year. For example, if the Series owns ACME Corp. stock and the stock pays a dividend, the Series will pay out a portion of this dividend to its shareholders, assuming the Series' income is more than its costs and expenses. The dividends you receive from the Series will be taxed as income, whether or not they are reinvested in the Series.
      The Series also distributes any realized net CAPITAL GAINS to shareholders -- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Series bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Series has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Series' total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Series holds the security -- if a security is held more than one year before it is sold, LONG-TERM capital gains generally are taxed at a maximum rate of 15%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

      For your convenience, Series distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charge. If you ask us to pay the distributions in cash, we will wire the distribution to your bank account instead of purchasing more shares of the Series. Either way, the distributions will be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Series as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.
      Series distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the October, November or December of a calendar year and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends -- received deduction for certain dividends paid by the Series.

WITHHOLDING TAXES

If federal tax law requires you to provide the Series with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Series just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Series also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED OR TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of retirement plans offered by The Prudential Insurance Company of America.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Series for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.
      If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Series and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

      Exchanging your shares of the Series for the shares of another JennisonDryden Mutual Fund or Strategic Partners Fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


[SIDENOTE]

[GRAPHIC]

                   CAPITAL GAIN
              +$   (taxes owed)

  RECEIPTS
  FROM SALE        OR

              -$   CAPITAL LOSS
                   (offset against gain)

      Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099. However, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares -- which happens automatically approximately seven years after purchase -- is not a "taxable event". This opinion, however, is not binding on the IRS. For more information about the automatic conversion of Class B shares, see "Class B Shares Automatically Convert to Class A Shares After Approximately Seven Years" in the next section.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

      You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C, and Class Z shares of the Series, although Class Z shares are available only to a limited group of investors.

      Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, investors that purchase less than $1 million of Class A shares pay the initial sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. This charge, however, is waived for all such Class A shareholders except those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge (waived when Class C shares are purchased through certain unaffiliated brokers) and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

      When choosing a share class, you should consider the following, among others:
      -   The amount of your investment,
      - The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges,
      - The different sales charges that apply to each share class -- Class A's front-end sales charge (or CDSC in certain circumstances) vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC,
      -   Whether you qualify for any reduction or waiver of sales charges,
      - The fact that if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances,

      - The fact that if you are purchasing Class C shares in an amount of $500,000 or more, you should consult with your financial adviser to determine whether another share class (such as Class A) is more beneficial given your circumstances.

      - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase, and
      -   Whether you qualify to purchase Class Z shares

      See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

                                              CLASS A         CLASS B          CLASS C             CLASS Z
 Minimum purchase amount(1)                   $ 1,000         $ 1,000          $ 2,500             None
 Minimum amount for subsequent purchases(1)   $   100         $   100          $   100             None
 Maximum initial sales charge                 5% of the       None             1% of the           None
                                              public                           public
                                              offering price                   offering price(2)
 Contingent Deferred Sales Charge (CDSC)(3)   1%(4)           If sold during:  1% on sales         None
                                                              Year 1    5%     made within
                                                              Year 2    4%     18 months of
                                                              Year 3    3%     purchase(3)
                                                              Year 4    2%
                                                              Year 5/6  1%
                                                              Year 7    0%
 Annual distribution and service (12b-1)      .30 of 1%       1%               1%                  None
   fees (shown as a percentage of             (.25 of 1%
   average net assets)(5)                     currently)

(1) THE MINIMUM INITIAL INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES -- AUTOMATIC INVESTMENT PLAN."

(2) 1.01% OF THE NET AMOUNT INVESTED. INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN UNAFFILIATED BROKERS MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.

(3) FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "CONTINGENT DEFERRED SALES CHARGES (CDSC)."

(4) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A CDSC OF 1%. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS OTHER THAN THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.


(5) THESE DISTRIBUTION AND SERVICE FEES ARE PAID FROM THE SERIES' ASSETS ON A CONTINUOUS BASIS. THE SERVICE FEE FOR EACH OF CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE) AND IS .75 OF 1% FOR EACH OF CLASS B AND CLASS C SHARES. FOR THE FISCAL YEAR ENDING OCTOBER 31, 2004, THE DISTRIBUTOR OF THE SERIES HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                           SALES CHARGE AS % OF   SALES CHARGE AS % OF      DEALER
 AMOUNT OF PURCHASE              OFFERING PRICE        AMOUNT INVESTED   ALLOWANCE
 Less than $25,000                        5.00%                  5.26%       4.75%
 $25,000 to $49,999                       4.50%                  4.71%       4.25%
 $50,000 to $99,999                       4.00%                  4.17%       3.75%
 $100,000 to $249,999                     3.25%                  3.36%       3.00%
 $250,000 to $499,999                     2.50%                  2.56%       2.40%
 $500,000 to $999,999                     2.00%                  2.04%       1.90%
 $1 million and above*                     None                   None        None


* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES. IF YOU PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN TWELVE MONTHS OF PURCHASE, YOU WILL BE SUBJECT TO A 1% CDSC. THIS CHARGE, HOWEVER, IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS OTHER THAN THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.


      To satisfy the purchase amounts above, you can:
      -   Invest with a group of investors who are related to you;

      - Buy the Class A shares of two or more JennisonDryden Mutual Funds or Strategic Partners Funds at the same time;
      - Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of JennisonDryden Mutual Funds or Strategic Partners Funds shares you already own, (2) the value of money market shares you have received for shares of those funds in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation); or
      - Sign a LETTER OF INTENT, stating in writing that you or an eligible group of investors will invest a specific dollar amount in the Series or other JennisonDryden Mutual Funds or Strategic Partners Funds within 13 months.

      The Distributor may reallow Class A's sales charge to dealers.


BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      - Mutual fund "wrap" or asset allocation program, where the sponsor places fund trades, links its clients' account to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

      - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

      Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


OTHER TYPES OF INVESTORS. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, JennisonDryden Mutual Funds or Strategic Partners Funds, the subadvisers of the JennisonDryden Mutual Funds or Strategic Partners Funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Series Shares -- Reduction and Waiver of Initial Sales Charges -- Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
BENEFIT PLANS. Certain group retirements plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.


INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities, a division of Wachovia Securities, LLC (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must:
      -   Purchase your shares through an account at Prudential Securities;
      - Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation (Pruco); or

      -   Purchase your shares through other brokers.

      The waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify your broker who may require any supporting documents it considers appropriate.


OTHER. Investors who purchase Class C shares through certain unaffiliated brokers may purchase Class C shares without paying the initial sales charge.


QUALIFYING FOR CLASS Z SHARES
BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      - Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' account to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

      - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

      Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.
      Class Z shares of the Series may be purchased by investors through the exchange of Class Z shares of other mutual funds distributed by PIMS. Class Z shares may also be purchased by qualified state tuition programs (529 plans).

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:
      - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

      - Current and former Directors/Trustees of the JennisonDryden Mutual Funds or Strategic Partners Funds (including the Series), and

      -   Prudential, with an investment of $10 million or more.

PAYMENTS TO THIRD PARTIES
In connection with the sales of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

CLASS B SHARES AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses.

      Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Series. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

      When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares -- Conversion Feature -- Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Series is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of a fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100). Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.
The Series' portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.
     The Series may also use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Series' NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Series uses to determine its NAV may differ from the security's quoted or published price. If the Series needs to implement fair value pricing after the NAV publishing deadline but before capital shares are processed, the NAV you receive may differ from the published NAV price. For purposes of computing the Series' NAV, we will value the Series' futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Series as of the close of the security's primary market.

[SIDENOTE]

MUTUAL FUND SHARES
THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS ACME CORP. STOCK IN ITS PORTFOLIO AND THE PRICE OF ACME STOCK GOES UP, WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.

      We determine the Series' NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange, the Series' shares on days when the NYSE is closed but the primary markets for the Series' foreign securities are open, even though the value of these securities may have changed.
      Conversely, the Series will ordinarily price its shares, and you may purchase, redeem or exchange shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the Series' NAV on days when we have not received any orders to purchase, sell or exchange Series shares, or when changes in the value of the Series' portfolio do not materially affect its NAV.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?
      For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge a separate or additional fee for purchases of shares.
      Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time, in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out -- or distributes -- its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce Series expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Series shareholder in your household would like to receive a copy of the Series' prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES
You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" in the next section.
      When you sell shares of the Series -- also known as REDEEMING your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell, less any applicable CDSC. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. If your broker does not hold your shares, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

      Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for purchases and sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares -- Sale of Shares."

      If you are selling more than $100,000 of shares, you want the redemption proceeds payable or sent to someone or some place that is not in our records or you are a business or a trust and you hold shares directly with the Transfer Agent, you may have to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares -- Sale of Shares -- Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGES (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
      - Amounts representing shares you purchased with reinvested dividends and distributions,

      - Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A, shares (in certain cases), six years for Class B shares and 18 months for Class C shares, and

      - Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares)

      Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.
      Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

      As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within

12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 18 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated using the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

      The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC -- CLASS A SHARES
The Class A CDSC is waived for all Class A investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase, other than those who purchased their shares from certain broker-dealers that are not affiliated with Prudential. The Class A CDSC does not apply to investors that purchase less than $1 million of Class A shares.

WAIVER OF THE CDSC -- CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
      - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability;
      - To provide for certain distributions -- made without IRS penalty -- from a tax-deferred retirement plan, IRA, or Section 403(b) custodial account; and
      -   On certain sales from a Systematic Withdrawal Plan.

      For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Series Shares -- Waiver of the Contingent Deferred Sales Charges -- Class B Shares."

WAIVER OF THE CDSC -- CLASS C SHARES
BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Series and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Series Shares -- Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of the same class in certain other JennisonDryden Mutual Funds or Strategic Partners Funds -- including certain money market funds -- if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another JennisonDryden Mutual Fund or Strategic Partners Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

      If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


      There is no sales charge for such exchanges. However, if you exchange -- and then sell -- Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

      Remember, as we explained in the section entitled "Series Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."

FREQUENT TRADING

Frequent trading of Series shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Series' investments. Also when market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Series reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled accounts. The decision may be based upon dollar amount, volume, or frequency of trading. The Series may notify a market timer of rejection of an exchange or purchase order subsequent to the day the order is placed. If the Series allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS AND EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Series at (800) 225-1852 before 4:00 p.m. New York time, to receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section titled "Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Series will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Series does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
      In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
      The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Series.

EXPEDITED REDEMPTION PRIVILEGE
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Series prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Series Shares -- Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you evaluate the financial performance of the Series for the past 5 years. The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

      A copy of the Series' annual report, along with the Series' audited financial statements and report of independent auditors, is available upon request, at no charge, as described on the back cover of this prospectus.

STRATEGIC PARTNERS INTERNATIONAL VALUE FUND: CLASS A SHARES
The financial highlights for the five years ended October 31, 2003 were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


  CLASS A SHARES (FISCAL YEAR ENDED 10-31)


                                             2003        2002(1)         2001      2000(1)         1999
  NET ASSET VALUE, BEGINNING OF YEAR                   $   17.29    $   22.08    $   22.42    $   18.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                      .07          .13          .19          .27
  Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions                                   (2.53)       (4.01)         .71         3.97
  TOTAL FROM INVESTMENT OPERATIONS                         (2.46)       (3.88)         .90         4.24
-------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        --           --         (.17)        (.15)
  Distributions from net realized
   capital gains                                            (.75)        (.91)       (1.07)          --
  TOTAL DISTRIBUTIONS                                       (.75)        (.91)       (1.24)        (.15)
  NET ASSET VALUE, END OF YEAR                         $   14.08    $   17.29    $   22.08    $   22.42
  TOTAL RETURN(2)                                         (15.07)%     (18.25)%       3.92%       23.30%

                                             2003           2002         2001         2000         1999
  NET ASSETS, END OF YEAR (000)                        $  41,011    $  53,269    $  72,185    $  61,036
  AVERAGE NET ASSETS (000)                             $  49,279    $  63,061    $  67,362    $  52,732
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees(3)                  1.64%        1.60%        1.52%        1.61%
  Expenses, excluding distribution fees                     1.39%        1.35%        1.27%        1.36%
  Net investment income                                      .42%         .62%         .84%        1.35%
  FOR CLASS A, B, C AND Z SHARES:
  Portfolio turnover rate                                     35%         115%          33%          21%


(1)  CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
(2) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOAD. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.
(3) THE DISTRIBUTOR OF THE SERIES CONTRACTUALLY AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12b-1) FEES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

STRATEGIC PARTNERS INTERNATIONAL VALUE FUND: CLASS B SHARES
The financial highlights for the five years ended October 31, 2003 were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


  CLASS B SHARES (FISCAL YEAR ENDED 10-31)


                                             2003        2002(1)         2001      2000(1)         1999
  NET ASSET VALUE, BEGINNING OF YEAR                   $   16.99    $   21.88    $   22.23    $   18.18
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                              (.05)        (.03)         .02          .12
  Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions                                   (2.48)       (3.95)         .71         3.94
  TOTAL FROM INVESTMENT OPERATIONS                         (2.53)       (3.98)         .73         4.06
-------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        --           --         (.01)        (.01)
  Distributions from net realized
   capital gains                                            (.75)        (.91)       (1.07)          --
  TOTAL DISTRIBUTIONS                                       (.75)        (.91)       (1.08)        (.01)
  NET ASSET VALUE, END OF YEAR                         $   13.71    $   16.99    $   21.88    $   22.23
  TOTAL RETURN(2)                                         (15.77)%     (18.93)%       3.22%       22.34%

                                             2003           2002         2001         2000         1999
  NET ASSETS, END OF YEAR (000)                        $  37,636    $  55,620    $  86,451    $ 101,043
  AVERAGE NET ASSETS (000)                             $  49,420    $  74,063    $  99,106    $  98,842
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees                     2.39%        2.35%        2.27%        2.36%
  Expenses, excluding distribution fees                     1.39%        1.35%        1.27%        1.36%
  Net investment income (loss)                              (.33)%       (.13)%        .07%         .59%


(1)  CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
(2) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOAD. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

STRATEGIC PARTNERS INTERNATIONAL VALUE FUND: CLASS C SHARES
The financial highlights for the five years ended October 31, 2003 were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


  CLASS C SHARES (FISCAL YEAR ENDED 10-31)


                                             2003        2002(1)         2001      2000(1)         1999
  NET ASSET VALUE, BEGINNING OF YEAR                   $   17.00    $   21.88    $   22.23    $   18.18
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                              (.05)        (.03)         .02          .11
  Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions                                   (2.47)       (3.94)         .71         3.95
  TOTAL FROM INVESTMENT OPERATIONS                         (2.52)       (3.97)         .73         4.06
-------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        --           --         (.01)        (.01)
  Distributions from net realized gains                     (.75)        (.91)       (1.07)          --
  TOTAL DISTRIBUTIONS                                       (.75)        (.91)       (1.08)        (.01)
  NET ASSET VALUE, END OF YEAR                         $   13.73    $   17.00    $   21.88    $   22.23
  TOTAL RETURN(2)                                         (15.70)%     (18.89)%       3.22%       22.34%

                                             2003           2002         2001         2000         1999
  NET ASSETS, END OF YEAR (000)                        $   7,850    $  11,306    $  17,755    $  18,078
  AVERAGE NET ASSETS (000)                             $   9,978    $  14,599    $  18,082    $  15,815
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees                     2.39%        2.35%        2.27%        2.36%
  Expenses, excluding distribution fees                     1.39%        1.35%        1.27%        1.36%
  Net investment income (loss)                              (.34)%       (.15)%        .07%         .59%


(1)  CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
(2) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOAD. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

STRATEGIC PARTNERS INTERNATIONAL VALUE FUND: CLASS Z SHARES
The financial highlights for the five years ended October 31, 2003 were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


  CLASS Z SHARES (FISCAL YEAR ENDED 10-31)


                                             2003        2002(1)         2001      2000(1)         1999
  NET ASSET VALUE BEGINNING OF YEAR                    $   17.39    $   22.15    $   22.48    $   18.38
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                      .11          .20          .25          .31
  Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions                                   (2.55)       (4.05)         .71         3.99
  TOTAL FROM INVESTMENT OPERATIONS                         (2.44)       (3.85)         .96         4.30
------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income                      (.03)          --         (.22)        (.20)
  Distributions from net realized gains                     (.75)        (.91)       (1.07)          --
  TOTAL DISTRIBUTIONS                                       (.78)        (.91)       (1.29)        (.20)
  NET ASSET VALUE, END OF YEAR                         $   14.17    $   17.39    $   22.15    $   22.48
  TOTAL RETURN(2)                                         (14.91)%     (18.08)%       4.24%       23.62%

                                             2003           2002         2001          2000        1999
  NET ASSETS, END OF YEAR (000)                        $ 269,625    $ 306,278    $ 405,340    $ 353,292
  AVERAGE NET ASSETS (000)                             $ 308,825    $ 375,390    $ 391,289    $ 308,917
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees                     1.39%        1.35%        1.27%        1.36%
  Expenses, excluding distribution fees                     1.39%        1.35%        1.27%        1.36%
  Net investment income                                      .68%         .89%        1.09%        1.59%


(1)  CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
(2) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOAD. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

OUR MUTUAL FUNDS

We offer a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

JENNISONDRYDEN MUTUAL FUNDS*

STOCK FUNDS

LARGE CAPITALIZATION STOCK FUNDS

Dryden Index Series Fund
   DRYDEN STOCK INDEX FUND
Dryden Tax-Managed Funds
   DRYDEN TAX-MANAGED EQUITY FUND
Jennison 20/20 Focus Fund
Jennison Value Fund
The Prudential Investment Portfolios, Inc.
   JENNISON GROWTH FUND

SMALL-TO-MID-CAPITALIZATION STOCK
   FUNDS

Dryden Tax-Managed Small-Cap Fund, Inc.
Jennison Small Company Fund, Inc.
Jennison U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
   JENNISON EQUITY OPPORTUNITY FUND

SECTOR STOCK FUNDS

Jennison Natural Resources Fund, Inc.
Jennison Sector Funds, Inc.
   JENNISON FINANCIAL SERVICES FUND
   JENNISON HEALTH SCIENCES FUND
   JENNISON TECHNOLOGY FUND
   JENNISON UTILITY FUND

GLOBAL/INTERNATIONAL STOCK FUNDS

Prudential World Fund, Inc.
   JENNISON GLOBAL GROWTH FUND
   DRYDEN INTERNATIONAL EQUITY FUND

BALANCED/ALLOCATION FUND

The Prudential Investment Portfolios, Inc.
   DRYDEN ACTIVE BALANCED FUND

BOND FUNDS

TAXABLE BOND FUNDS

Dryden Government Income Fund, Inc.
Dryden High Yield Fund
Dryden Short-Term Bond Fund, Inc.
   DRYDEN SHORT-TERM CORPORATE BOND FUND
   DRYDEN ULTRA SHORT BOND FUND
Dryden Total Return Bond Fund, Inc.

MUNICIPAL BOND FUNDS

Dryden California Municipal Fund
   CALIFORNIA INCOME SERIES
   CALIFORNIA SERIES

Dryden Municipal Bond Fund
   HIGH INCOME SERIES
   INSURED SERIES

Dryden Municipal Series Fund
   FLORIDA SERIES
   NEW JERSEY SERIES
   NEW YORK SERIES
   PENNSYLVANIA SERIES

Dryden National Municipals Fund, Inc.

GLOBAL/INTERNATIONAL BOND FUND

Dryden Global Total Return Fund, Inc.

MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS

Dryden Government Securities Trust
   MONEY MARKET SERIES
   U.S. TREASURY MONEY MARKET SERIES
MoneyMart Assets, Inc.

MUNICIPAL MONEY MARKET FUNDS

Dryden California Municipal Fund
   CALIFORNIA MONEY MARKET SERIES
Dryden Municipal Series Fund
   NEW JERSEY MONEY MARKET SERIES
   NEW YORK MONEY MARKET SERIES

TAX-FREE MONEY MARKET FUND

Dryden Tax-Free Money Fund

OTHER MONEY MARKET FUND

Special Money Market Fund, Inc.**
   MONEY MARKET SERIES

OTHER FUNDS

Nicholas-Applegate Growth Equity Fund

STRATEGIC PARTNERS MUTUAL FUNDS

Strategic Partners Equity Fund
Strategic Partners Real Estate Securities Fund
Prudential World Fund, Inc.
   STRATEGIC PARTNERS INTERNATIONAL VALUE FUND
Strategic Partners Asset Allocation Funds
   STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND
   STRATEGIC PARTNERS HIGH GROWTH FUND
   STRATEGIC PARTNERS MODERATE GROWTH FUND
Strategic Partners Style Specific Funds
   STRATEGIC PARTNERS LARGE CAPITALIZATION GROWTH FUND
   STRATEGIC PARTNERS LARGE CAPITALIZATION VALUE FUND
   STRATEGIC PARTNERS SMALL CAPITALIZATION GROWTH FUND
   STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND
   STRATEGIC PARTNERS TOTAL RETURN BOND FUND
Strategic Partners Opportunity Funds
   STRATEGIC PARTNERS FOCUSED GROWTH FUND
   STRATEGIC PARTNERS FOCUSED VALUE FUND
   STRATEGIC PARTNERS MID-CAP VALUE FUND
   STRATEGIC PARTNERS NEW ERA GROWTH FUND
Special Money Market Fund, Inc.**
   MONEY MARKET SERIES

 * JennisonDryden Mutual Funds are also exchangeable with Strategic Partners Mutual Funds.
** This fund is not a direct purchase money fund and is only an exchangeable money fund.

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O.BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management Services LLC
P.O. BOX 8310
Philadelphia, PA 19101
(800) 778-8769


Visit our websites at:
www.jennisondryden.com
www.strategicpartners.com


Additional information about the Series can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
   (incorporated by reference into this prospectus)

ANNUAL REPORT
   (contains a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal year)

SEMI-ANNUAL REPORT
You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov
   (The SEC charges a fee to copy documents)

IN PERSON
Public Reference Room in Washington, DC
   (For hours of operation, call 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at http://www.sec.gov

FUND SYMBOLS    NASDAQ      CUSIP
                ------      -----
Class A          PISAX    743969503
Class B          PISBX    743969602
Class C          PISCX    743969701
Class Z          PISZX    743969800

MF115A1                                 Investment Company Act File No. 811-3981

DRYDEN
INTERNATIONAL EQUITY FUND


FORMERLY KNOWN AS JENNISON INTERNATIONAL GROWTH FUND

DECEMBER 30, 2003


PROSPECTUS

[GRAPHIC]

FUND TYPE

GLOBAL/INTERNATIONAL STOCK FUNDS

OBJECTIVE

LONG-TERM GROWTH OF CAPITAL


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


JENNISONDRYDENMUTUALFUNDS

TABLE OF CONTENTS


1    RISK/RETURN SUMMARY

1    Investment Objective and Principal Strategies
1    Principal Risks
3    Evaluating Performance
5    Fees and Expenses

7    HOW THE SERIES INVESTS

7    Investment Objective and Policies
8    Other Investments and Strategies
11   Investment Risks

15   HOW THE SERIES IS MANAGED

15   Board of Directors
15   Manager
16   Investment Adviser
16   Portfolio Managers
16   Distributor

17   SERIES DISTRIBUTIONS AND TAX ISSUES

17   Distributions
18   Tax Issues
19   If You Sell or Exchange Your Shares

21   HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES

21   How to Buy Shares
32   How to Sell Your Shares
35   How to Exchange Your Shares
37   Telephone Redemptions and Exchanges
38   Expedited Redemption Privilege

39   FINANCIAL HIGHLIGHTS

40   Class A Shares
41   Class B Shares
42   Class C Shares
43   Class Z Shares

44   OUR MUTUAL FUNDS

     FOR MORE INFORMATION (Back Cover)



DRYDEN INTERNATIONAL EQUITY FUND


[GRAPHIC]
(800) 225-1852

RISK/RETURN SUMMARY


This prospectus provides information about DRYDEN INTERNATIONAL EQUITY FUND, which is a separate diversified series of the PRUDENTIAL WORLD FUND, INC. (the
Fund). The Fund consists of two additional series -- JENNISON GLOBAL GROWTH FUND and STRATEGIC PARTNERS INTERNATIONAL VALUE FUND. This prospectus relates only to Dryden International Equity Fund (the Series). For information about the two other Series, you should contact the Fund.
     This section highlights key information about the Series. Additional information follows the summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is LONG-TERM GROWTH OF CAPITAL. This means we look for investments that we think will increase in value over a period of years. We seek to achieve our objective through investment in equity-related securities of FOREIGN COMPANIES. Under normal circumstances, we invest at least 80% of the Series' investable assets (net assets plus borrowings made for investment purposes) in common stock and preferred stock of foreign companies. While we make every effort to achieve our objective, we can't guarantee success.


PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risks. Since the Series invests primarily in common stock and preferred stock, there is the risk that the value of a particular security could go down and you could lose money. In addition to an individual stock losing value, the value of the EQUITY MARKETS of the countries in which we invest could go down. There is also the additional risk that foreign political, economic and legal systems may be less stable than in the U.S. The changing value of foreign currencies could also affect the value of the assets we hold and our performance. In the case of investments in emerging markets securities, these risks are heightened and may result in greater volatility in the value of your investment.

[SIDENOTE]


WE'RE CORE EQUITY INVESTORS
WE MANAGE A PORTFOLIO THAT INCLUDES BOTH GROWTH AND VALUE STOCKS AND SEEKS TO OUTPERFORM THE GENERAL INTERNATIONAL EQUITY MARKET. UNDER OUR CORE EQUITY STYLE OF INVESTING, SELECTION OF SECURITIES FOR THE SERIES' PORTFOLIO WILL UTILIZE A COMBINATION OF ACTIVE STOCK SELECTION AND RISK MANAGEMENT BASED ON A NUMBER OF DIFFERENT FACTORS AND CRITERIA, INCLUDING GROWTH POTENTIAL, VALUATION, LIQUIDITY AND INVESTMENT RISK.

     Because the Series may invest a large portion of its assets in a single country or region of the world, the Series' investments can be geographically concentrated. This can result in more pronounced risks based upon economic conditions that impact a single country or region more or less than other countries or regions.
     There is also risk involved in the investment strategies we may use. Some of our strategies depend on correctly predicting whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Series could lose value, and you could lose money. The Series does not represent a complete investment program. For more detailed information about the risks associated with the Series, see "How the Series Invests -- Investment Risks."
     An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

EVALUATING PERFORMANCE
A number of factors -- including risk -- affect how the Series performs. The bar chart shows the Series' performance for each full calendar year of operation since inception on March 1, 2000. The bar chart and table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total return for 1 year and since inception compared with a stock index and a group of similar mutual funds. Past performance, before and after taxes, is not an indication that the Series will achieve similar results in the future.

[CHART]


    ANNUAL RETURNS(1),(2) (CLASS B SHARES)


2001       -35.29%
2002       -23.16%

    BEST QUARTER: 11.33% (4th quarter of 2001) WORST QUARTER: -24.41% (3rd quarter of 2001)


(1) THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. THE TOTAL ANNUAL RETURN OF THE CLASS B SHARES FROM 1-1-03 TO 10-31-03 WAS %.

(2) IN REVIEWING THESE RETURNS, INVESTORS SHOULD NOTE THAT PRIOR TO [DECEMBER 2, 2003], THE SERIES WAS SUBADVISED BY JENNISON ASSOCIATES LLC UTILIZING A GROWTH STYLE OF INVESTING. SEE "INVESTMENT ADVISORY AND OTHER SERVICES --
    (a) MANAGER AND INVESTMENT ADVISER" IN THE SERIES' STATEMENT OF ADDITIONAL INFORMATION.

    AVERAGE ANNUAL RETURNS(1),(5) (AS OF 12-31-02)



                                                                             SINCE INCEPTION
    RETURN BEFORE TAXES                                             1 YR           (3-1-00)
    Class A shares                                                - 26.47%         - 31.30%
    Class C shares                                                - 24.69%         - 30.83%
    Class Z shares                                                - 22.34%         - 29.91%
    CLASS B SHARES
    Return Before Taxes                                           - 27.00%         - 31.33%
    Return After Taxes on Distributions(2)                        - 27.00%         - 31.33%
    Return After Taxes on Distributions and Sales of
      Series Shares(2)                                            - 16.58%         - 23.06%
    INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
    MSCI EAFE(R) Index(3)                                                %             N/A(3)
    Lipper International Funds Average(4)                                %             N/A(4)


(1) THE SERIES' RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A SHARES, THE RETURNS WOULD HAVE BEEN LOWER.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SERIES SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS B SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY DUE TO DIFFERING SALES CHARGES AND EXPENSES. PAST PERFORMANCE, BEFORE AND AFTER TAXES, DOES NOT MEAN THAT THE SERIES WILL ACHIEVE SIMILAR RESULTS IN THE FUTURE.

(3) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE(R) INDEX IS AN UNMANAGED, WEIGHTED INDEX OF PERFORMANCE THAT REFLECTS STOCK PRICE MOVEMENTS IN EUROPE, AUSTRALASIA, AND THE FAR EAST. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES AND TAXES. MSCI EAFE(R) INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE %.

(4) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER INTERNATIONAL FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND OR TAXES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES AND TAXES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE %. SOURCE: LIPPER, INC.

(5) IN REVIEWING THESE RETURNS, INVESTORS SHOULD NOTE THAT PRIOR TO [DECEMBER 2, 2003], THE SERIES WAS SUBADVISED BY JENNISON ASSOCIATES LLC UTILIZING A GROWTH STYLE OF INVESTING. SEE "INVESTMENT ADVISORY AND OTHER SERVICES --
    (a) MANAGER AND SUBADVISER" IN THE SERIES' STATEMENT OF ADDITIONAL INFORMATION.

FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Series -- Classes A, B, C and Z. Each share class has different sales charges -- known as "loads" -- and expenses, but represents an investment in the same series. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

    SHAREHOLDERS FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       CLASS A        CLASS B      CLASS C        CLASS Z
    Maximum sales charge (load) imposed on
      purchases (as a percentage of offering price)          5%         None            1%(2)        None
    Maximum deferred sales charge (load)
      imposed on sales (as a percentage of the
      lower of original purchase price or sale
      proceeds)                                              1%(3)         5%(4)        1%(5)        None
    Maximum sales charge (load) imposed on
      reinvested dividends and other distributions        None          None         None            None
    Redemption fees                                       None          None         None            None
    Exchange fee                                          None          None         None            None

    ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


                                                       CLASS A       CLASS B       CLASS C        CLASS Z
    Management fees                                        .85%          .85%          .85%           .85%
    + Distribution and service (12b-1) fees                .30%(6)      1.00%         1.00%          None
    + Other expenses                                          %             %             %              %
    = TOTAL ANNUAL SERIES OPERATING EXPENSES                  %             %             %              %
    - Waivers                                              .05%(4)      None          None           None
    = NET ANNUAL SERIES OPERATING EXPENSES                    %(4)          %             %              %


(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
(2) INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN UNAFFILIATED BROKERS MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.

(3) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 1%. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS EXCEPT FOR THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL FINANCIAL, INC. (PRUDENTIAL).
(4) THE CDSC FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT AUTOMATICALLY TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.

(5) THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.

(6) FOR THE FISCAL YEAR ENDING OCTOBER 31, 2003, THE DISTRIBUTOR OF THE SERIES CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

EXAMPLE
This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds.
     The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     1 YR   3 YRS   5 YRS   10 YRS
    Class A shares                                      $       $       $        $
    Class B shares                                      $       $       $        $
    Class C shares                                      $       $       $        $
    Class Z shares                                      $       $       $        $


You would pay the following expenses on the same investment if you did not sell your shares:


                                                     1 YR   3 YRS   5 YRS   10 YRS
    Class A shares                                      $       $       $        $
    Class B shares                                      $       $       $        $
    Class C shares                                      $       $       $        $
    Class Z shares                                      $       $       $        $

HOW THE SERIES INVESTS

INVESTMENT OBJECTIVE AND POLICIES
The investment objective of the Series is to seek LONG-TERM GROWTH OF CAPITAL.

This means we look for investments that we think will increase in value over a period of years. We seek to achieve our objective through investment in equity-related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria:

     - its securities are traded principally on stock exchanges in one or more foreign countries;
     - it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;
     -  it maintains 50% or more of its assets in one or more foreign countries;
     -  it is organized under the laws of a foreign country; or
     -  its principal executive office is located in a foreign country.

     While we make every effort to achieve our objective, we can't guarantee success.

     Under normal conditions, we intend to invest at least 80% of our investable assets (net assets plus borrowings made for investment purposes) in common stock and preferred stock of foreign companies. The Series will provide 60 days' prior written notice to shareholders of a change in this non-fundamental policy. We may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but GENERALLY NOT THE U.S.
     The principal type of equity-related security in which the Series invests is common stock and preferred stock. In addition to common stock and preferred stock, the Series may invest in other equity-related securities that include, but are not limited to, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Series may also invest in American Depositary Receipts (ADRs). ADRs are certificates that represent an equity investment in a foreign company or some other foreign issuer. ADRs are usually issued by a U.S. bank or trust company and are valued in U.S. dollars. We consider ADRs to be equity-related securities.

     For more information, see "Investment Risks" and the Statement of Additional Information (SAI), "Description of the Series, Their Investments and Risks." The SAI contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.
     The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board of Directors can change investment policies that are not fundamental.


OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME OBLIGATIONS
Money market instruments and bonds are known as FIXED-INCOME SECURITIES because issuers of these securities are obligated to pay interest and principal. Typically, fixed-income securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stocks may, although their value does fluctuate inversely to changes in interest rates generally and directly in relation to their perceived credit quality. Corporations and governments issue MONEY MARKET INSTRUMENTS and BONDS to raise money. The Series may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks and governments and their agencies.
     Generally, the Series will purchase only "INVESTMENT-GRADE" commercial paper and bonds. This means the commercial paper and bonds have received

[SIDENOTE]


OUR CORE EQUITY STRATEGY
WE USE AN INVESTMENT PROCESS THAT COMBINES ACTIVE STOCK SELECTION AND RISK MANAGEMENT. OUR PROCESS EVALUATES EACH STOCK'S GROWTH POTENTIAL, VALUATION, LIQUIDITY AND INVESTMENT RISK. THE INVESTMENT PROCESS IS DESIGNED TO ADD VALUE PRIMARILY THROUGH STOCK SELECTION RATHER THAN SECTOR OR INDUSTRY ALLOCATIONS. OUR PROCESS EMPHASIZES FAST GROWING STOCKS WITH POSITIVE CHANGES IN FUNDAMENTALS AND VALUE STOCKS SELLING AT A DISCOUNT TO FUNDAMENTALS.

one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Services (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Series may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above. For more information about bonds and bond ratings, see the SAI, "Appendix I -- Description of Security Ratings."

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Series' total assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits our ability to achieve our investment objective, but may help to preserve the Series' assets when global or international markets are unstable. When the Series is temporarily invested in equity-related securities of U.S. companies, the Series may achieve capital appreciation, although not through investment in foreign companies.


REPURCHASE AGREEMENTS
The Series may also use REPURCHASE AGREEMENTS, pursuant to which a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Series, and is, in effect, a loan by the Series. The Series uses repurchase agreements only for cash management purposes.

DERIVATIVE STRATEGIES

We may use alternative investment strategies -- including DERIVATIVES -- to manage cash flows, improve liquidity, reduce risk or improve the Series' returns. We may use hedging techniques to try to protect its assets. We cannot guarantee these strategies will work, that the instruments necessary to implement these strategies will be available or that the Series will not lose money. Derivatives -- such as futures, options, foreign currency forward contracts, options on futures and swaps -- involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other asset, rate or index -- will go up or down at some future date. We may use derivatives to try to improve liquidity, reduce risk or to increase return, taking into account the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match or correspond exactly with the Series' actual portfolio holdings. In particular this will be the case when we use derivatives for return enhancement. Derivatives that involve leverage could magnify losses.


OPTIONS

The Series may purchase and sell put and call options on equity securities, stock indices and foreign currencies that are traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An OPTION gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Series will sell only covered options. Covered options are described in the SAI under "Description of the Series, Their Investments and Risks -- Risk Management and Return Enhancement Strategies."


FUTURES CONTRACTS AND RELATED OPTIONS, FOREIGN CURRENCY FORWARD CONTRACTS
The Series may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Series also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A FUTURES CONTRACT is an exchange-traded agreement to buy or sell a set quantity of an underlying product at a future date or to make or receive a cash payment based on the value of a securities index on a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Series makes daily margin payments based on price movements in the index. The Series may also enter into FOREIGN CURRENCY FORWARD CONTRACTS to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an over-the-counter obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

     For more information about these strategies, see the SAI, "Description of the Series, Their Investments and Risks -- Risk Management and Return Enhancement Strategies."

SWAPS
The Series may invest in index, interest rate, credit, long and short credit default, currency and total return swap agreements (or a combination of these swap agreements or other similar swap agreements or options on swap agreements). The swap may, among other things, preserve a return or spread on a particular investment or portion of the Series, or protect against any increase in the price of securities the Series anticipates purchasing at a later date or transfer or allocate credit risk. The Series may also enter into options on swap agreements.

ADDITIONAL STRATEGIES
The Series follows certain policies when it BORROWS MONEY (the Series can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (as an operating policy, which may be changed without stockholder approval, the Series will not lend more than 331/3% of the value of its total assets, which for this purpose includes the value of any collateral received in the transaction); and holds ILLIQUID SECURITIES (the Series may hold up to 15% of its net assets in illiquid securities, including restricted securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain investment restrictions that are fundamental policies, which means that they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.

INVESTMENT RISKS
As noted previously, all investments involve risk, and investing in the Series is no exception. This chart outlines the key risks and potential rewards of the principal investments the Series may make. Unless otherwise noted, the Series' ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Series, Their Investments and Risks" in the SAI.

    INVESTMENT TYPE


    % OF SERIES' TOTAL ASSETS                  RISKS                                      POTENTIAL REWARDS
    FOREIGN SECURITIES IN GENERAL           -  Foreign markets, economies and          -  Investors can participate in the
                                               political systems, particularly those      growth of foreign markets through
    AT LEAST 80% OF INVESTABLE ASSETS;         in developing countries, may not be        investments in companies operating in
    UP TO 100%                                 as stable as in the U.S.                   those markets

    UP TO 30% IN EMERGING MARKET            -  Currency risk -- changing values of     -  May profit from changing values of
    SECURITIES                                 foreign currencies can cause losses        foreign currencies

                                            -  May be less liquid than U.S. stocks     -  Opportunities for diversification
                                               and bonds

                                            -  Differences in foreign laws,
                                               accounting standards and public
                                               information, custody and settlement
                                               practices result in less reliable
                                               information on foreign investments
                                               and involve more risk

                                            -  Investment in emerging markets
                                               securities are subject to greater
                                               volatility and price declines

    COMMON STOCKS AND OTHER EQUITY-RELATED  -  Individual stock could lose value       -  Historically, stocks have
    SECURITIES                                                                            outperformed other investments over
                                            -  The equity markets could go down,          the long term
    AT LEAST 80% OF INVESTABLE ASSETS;         resulting in a decline in value of
    UP TO 100%                                 the Series' investments                 -  Generally, economic growth leads to
                                                                                          higher corporate profits, which lead
                                            -  Companies that normally pay dividends      to an increase in stock prices, known
                                               may not do so if they don't have           as capital appreciation
                                               profits or adequate cash flow
                                                                                       -  May be a source of dividend income
                                            -  Changes in economic or political
                                               conditions, both domestic and
                                               international, may result in a
                                               decline in value of the Series'
                                               investments

    % OF SERIES' TOTAL ASSETS                  RISKS                                      POTENTIAL REWARDS
    INVESTMENT-GRADE BONDS                  -  Credit risk -- the risk that the        -  A source of regular interest income
                                               borrower can't pay back the money
    UP TO 20% OF INVESTABLE ASSETS;            borrowed or make interest payments      -  High quality bonds are generally more
    USUALLY LESS THAN 5%                                                                  secure than stocks since companies
                                            -  Market risk -- the risk that bonds or      must pay their debts before they pay
                                               other debt instruments may lose value      dividends
                                               in the market because interest rates
                                               change or there is a lack of
                                               confidence in the borrower

    DERIVATIVES                             -  The value of derivatives (such as       -  Derivatives could make money and
                                               futures and options) that are used to      protect against losses if the
    UP TO 20% OF INVESTABLE ASSETS;            manage cash flows or to hedge a            investment analysis proves correct
    USUALLY LESS THAN 10%                      portfolio security is generally
                                               determined independently from that      -  Derivatives that involve leverage
                                               security and could result in a loss        could generate substantial gains at
                                               to the Series when the price movement      low cost
                                               of a derivative used as a hedge does
                                               not correlate with a change in the      -  One way to manage the Series'
                                               value of the portfolio security            risk/return balance is by locking in
                                                                                          the value of an investment ahead of
                                            -  Derivatives may not have the intended      time
                                               effects and may result in losses or
                                               missed opportunities                    -  Hedges that correlate well with an
                                                                                          underlying position can reduce or
                                            -  The other party to a derivatives           eliminate investment income or
                                               contract could default                     capital gains at low cost

                                            -  Derivatives can increase share price
                                               volatility and those that involve
                                               leverage could magnify losses

                                            -  Certain types of derivatives involve
                                               costs that can reduce returns

    % OF SERIES' TOTAL ASSETS                  RISKS                                      POTENTIAL REWARDS
    ILLIQUID SECURITIES                     -  May be difficult to value precisely     -  May offer a more attractive yield or
                                                                                          potential for growth than more widely
    UP TO 15% OF NET ASSETS                 -  May be difficult to sell at the time       traded securities
                                               or place desired

    MONEY MARKET INSTRUMENTS                -  Limits potential for capital            -  May preserve the Series' assets
                                               appreciation and achieving our
    UP TO 100% ON A TEMPORARY BASIS            investment objective

                                            -  Credit risk -- the risk that the
                                               default of an issuer would leave the
                                               Series with unpaid interest or
                                               principal

                                            -  Market risk -- the risk that the
                                               market value of an investment may
                                               move up or down. Market risk may
                                               affect an industry, a sector or the
                                               market as a whole

HOW THE SERIES IS MANAGED

BOARD OF DIRECTORS

The Fund's Board of Directors (the Board) oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Series.


MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
100 MULBERRY STREET, GATEWAY CENTER THREE
NEWARK, NJ 07102


     Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Series' investment adviser. For the fiscal year
ended October 31, 2003, the Series paid management fees of    % of the average
daily net assets of the Series.
     PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2003, PI, a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with
aggregate assets of approximately    billion.

     Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for the Series. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Series' investment adviser.
     PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Series still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Series. The Series will notify shareholders of any new investment adviser or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER

PRUDENTIAL INVESTMENT MANAGEMENT, INC. (PIM) is the Series' investment adviser and has served as an investment adviser to investment companies since 1984. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.
     PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.


PORTFOLIO MANAGER

The Series is co-managed by JOHN VAN BELLE, PH.D. AND TED LOCKWOOD.
     John Van Belle is a Managing Director of International Asset Allocation and is responsible for foreign-based full service clients, as well as managing global and domestic balanced and equity portfolios. John joined Prudential Financial in 1983 and has over 25 years of investment experience. He earned a B.S. in Economics from St. Joseph's College and holds a Ph.D. from the University of Virginia.
     Ted Lockwood is a Managing Director of Equity Management, which includes quantitative equity, derivative and index funds. Ted joined Prudential Financial in 1988 and has over 16 years of investment experience. He received a B.S. from the State University of New York at Stony Brook and an M.B.A. and M.S. from Columbia University.


DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), as applicable to the Series' shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C and Z shares, and provides certain shareholder support services. The Series pays distribution and other fees to PIMS as compensation for its services for each class of shares, other than Class
Z. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables. Class A, Class B and Class C shares are subject to a 12b-1 fee of .25%, 1% and 1%, respectively.
     Because these fees are paid from the Series' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SERIES DISTRIBUTIONS AND TAX ISSUES


Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of income and distributes realized net CAPITAL GAINS to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account. Dividends and distributions from the Series also may be subject to state and local income taxes.

     Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified tax-deferred plan or account.
     The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Series distributes DIVIDENDS of any net investment income to shareholders, typically once a year. For example, if the Series owns ACME Corp. stock and the stock pays a dividend, the Series will pay out a portion of this dividend to its shareholders, assuming the Series' income is more than its costs and expenses. The dividends you receive from the Series will be taxed as income, whether or not they are reinvested in the Series.
     The Series also distributes any realized net CAPITAL GAINS to shareholders -- typically once a year. Capital gains are generated when the Series sells its assets for a profit. For example, if the Series bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Series has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Series' total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Series holds the security -- if a security is held more than one year before it is sold, LONG-TERM capital gains generally are taxed at a maximum rate of 15%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

     For your convenience, Series distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charge. If you ask us to pay the distributions in cash, we will wire the distribution to your bank account instead of purchasing more shares of the Series. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Series as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.
     Series distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in October, November or December of a calendar year, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends -- received deduction for certain dividends paid by the Series.

WITHHOLDING TAXES

If federal tax law requires you to provide the Series with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Series just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Series also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED OR TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of retirement plans offered by The Prudential Insurance Company of America.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Series for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Series and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

     Exchanging your shares of the Series for the shares of another JennisonDryden Mutual Fund or Strategic Partners Fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


[SIDENOTE]

[GRAPHIC]

                                   CAPITAL GAIN
                             +$    (taxes owed)

     RECEIPTS
     FROM SALE                     OR

                             -$    CAPITAL LOSS
                                   (offset against gain)

     Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099. However, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares -- which happens automatically approximately seven years after purchase -- is not a "taxable event". This opinion, however, is not binding on the IRS. For more information about the automatic conversion of Class B shares, see "Class B Shares Automatically Convert to Class A Shares After Approximately Seven Years" in the next section.

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

     You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend the Series' sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C, and Class Z shares of the Series, although Class Z shares are available only to a limited group of investors.

     Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, investors that purchase less than $1 million of Class A shares pay the initial sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. This charge, however, is waived for all such Class A shareholders except those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge (waived when Class C shares are purchased through certain unaffiliated brokers) and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

     When choosing a share class, you should consider the following, among others:
     -  The amount of your investment,
     - The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges,
     - The different sales charges that apply to each share class -- Class A's front-end sales charge (or CDSC in certain circumstances) vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC,
     -  Whether you qualify for any reduction or waiver of sales charges,
     - The fact that if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances,

     - The fact that if you are purchasing Class C shares in an amount of $500,000 or more, you should consult with your financial adviser to determine whether another share class (such as Class A) is more beneficial given your circumstances,

     - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase, and
     -  Whether you qualify to purchase Class Z shares

     See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

                                   CLASS A           CLASS B           CLASS C             CLASS Z
    Minimum purchase amount(1)     $ 1,000           $ 1,000           $ 2,500             None
    Minimum amount for             $ 100             $ 100             $ 100               None
      subsequent purchases(1)
    Maximum initial sales charge   5% of the         None              1% of the           None
                                   public                              public
                                   offering price                      offering price(2)
    Contingent Deferred            1%(4)             If sold during:   1% on sales         None
      Sales Charge (CDSC)(3)                         Year 1    5%      made within
                                                     Year 2    4%      18 months of
                                                     Year 3    3%      purchase(3)
                                                     Year 4    2%
                                                     Years 5/6 1%
                                                     Year 7    0%
    Annual distribution            .30 of 1%         1%                1%                  None
      and service (12b-1)          (.25 of 1%
      fees (shown as               currently)
      a percentage of
      average net
      assets)(5)

(1) THE MINIMUM INITIAL INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "STEP 4: ADDITIONAL SHAREHOLDER SERVICES -- AUTOMATIC INVESTMENT PLAN."

(2) 1.01% OF THE NET AMOUNT INVESTED. INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN UNAFFILIATED BROKERS MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.

(3) FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "CONTINGENT DEFERRED SALES CHARGES (CDSC)."

(4) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A CDSC OF 1%. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS OTHER THAN THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.


(5) THESE DISTRIBUTION AND SERVICE FEES ARE PAID FROM THE SERIES' ASSETS ON A CONTINUOUS BASIS. THE SERVICE FEE FOR EACH OF CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE ) AND IS .75 OF 1% FOR EACH OF CLASS B AND CLASS C SHARES. FOR THE FISCAL YEAR ENDING OCTOBER 31, 2004, THE DISTRIBUTOR OF THE SERIES HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

REDUCING OR WAIVING CLASS A's INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                              SALES CHARGE AS % OF    SALES CHARGE AS % OF           DEALER
    AMOUNT OF PURCHASE              OFFERING PRICE         AMOUNT INVESTED      REALLOWANCE
    Less than $25,000                         5.00%                   5.26%            4.75%
    $25,000 to $49,999                        4.50%                   4.71%            4.25%
    $50,000 to $99,999                        4.00%                   4.17%            3.75%
    $100,000 to $249,999                      3.25%                   3.36%            3.00%
    $250,000 to $499,999                      2.50%                   2.56%            2.40%
    $500,000 to $999,999                      2.00%                   2.04%            1.90%
    $1 million and above*                     None                    None             None


* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES. IF YOU PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN TWELVE MONTHS OF PURCHASE, YOU WILL BE SUBJECT TO A 1% CDSC. THIS CHARGE, HOWEVER, IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS OTHER THAN THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.


     To satisfy the purchase amounts above, you can:
     -  Invest with a group of investors who are related to you;

     - Buy the Class A shares of two or more JennisonDryden Mutual Funds or Strategic Partners Funds at the same time;
     - Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of JennisonDryden Mutual Funds or Strategic Partners Funds shares you already own, (2) the value of money market shares you have received for shares of those funds in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation); or
     - Sign a LETTER OF INTENT, stating in writing that you or an eligible group of investors will invest a specific dollar amount in the Series or other JennisonDryden Mutual Funds or Strategic Partners Funds within 13 months.

     The Distributor may reallow Class A's sales charge to dealers.

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - Mutual fund "wrap" or asset allocation program, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

     - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


OTHER TYPES OF INVESTORS. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the JennisonDryden Mutual Funds or Strategic Partners Funds, the subadvisers of the JennisonDryden Mutual Funds or Strategic Partners Funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Series Shares -- Reduction and Waiver of Initial Sales Charges -- Class A Shares."

WAIVING CLASS C's INITIAL SALES CHARGE
BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.


INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities, a division of Wachovia Securities, LLC (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must:
     -  Purchase your shares through an account at Prudential Securities;
     - Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation (Pruco); or

     -  Purchase your shares through other brokers.

     The waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify your broker, who may require any supporting documents it considers appropriate.


OTHER. Investors who purchase Class C shares through certain unaffiliated brokers may purchase Class C shares without paying the initial sales charge.


QUALIFYING FOR CLASS Z SHARES
BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links it clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

     - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.
     Class Z shares of the Series may be purchased by investors through the exchange of Class Z shares of other mutual funds distributed by PIMS. Class Z shares may also be purchased by qualified state tuition programs (529 plans).

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:
     - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

     - Current and former Directors/Trustees of the JennisonDryden Mutual Funds or Strategic Partners Funds (including the Series), and

     -  Prudential, with an investment of $10 million or more.

PAYMENTS TO THIRD PARTIES
In connection with the sales of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

CLASS B SHARES AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses.

     Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Series. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

     When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares -- Conversion Feature -- Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Series is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of a fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its expenses) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100). Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily. The Series' portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.
     The Series may also use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Series' NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Series uses to determine its NAV may differ from the security's quoted or published price. If the Series needs to implement fair value pricing after the NAV publishing deadline but before capital shares are processed, the NAV you receive may differ from the published NAV price. For purposes of computing the Series' NAV, we will value the Series' futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Series as of the close of the security's primary market.

[SIDENOTE]

MUTUAL FUND SHARES
THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS ACME CORP. STOCK IN ITS PORTFOLIO AND THE PRICE OF ACME STOCK GOES UP, WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.

     We determine the Series' NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Series' shares on days when the NYSE is closed but the primary markets for the Series' foreign securities are open, even though the value of these securities may have changed.
     Conversely, the Series will ordinarily price its shares, and you may purchase, redeem or exchange shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the Series' NAV on days when we have not received any orders to purchase, sell or exchange Series shares, or when changes in the value of the Series' portfolio do not materially affect its NAV.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?
     For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge a separate or additional fee for purchases of shares.
     Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out -- or distributes -- its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce Series expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Series shareholder in your household would like to receive a copy of the Series' prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES
You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" in the next section.
     When you sell shares of the Series -- also known as REDEEMING your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell, less any applicable CDSC. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. If your broker does not hold your shares, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for purchases and sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares -- Sale of Shares."
     If you are selling more than $100,000 of shares, you want the redemption proceeds payable or sent to someone or some place that is not in our records or you are a business or a trust and you hold shares directly with the

Transfer Agent, you may have to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares -- Sale of Shares -- Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
     - Amounts representing shares you purchased with reinvested dividends and distributions,

     - Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares, and

     - Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares)

     Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.
     Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 18 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated using the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

     The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC -- CLASS A SHARES
The Class A CDSC is waived for all Class A investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase, other than those who purchased their shares from certain broker-dealers that are not affiliated with Prudential. The Class A CDSC does not apply to investors that purchase less than $1 million of Class A shares.

WAIVER OF THE CDSC -- CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
     - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability;
     - To provide for certain distributions -- made without IRS penalty -- from a tax-deferred retirement plan, IRA, or Section 403(b) custodial account; and
     -  On certain sales from a Systematic Withdrawal Plan.

     For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Series Shares -- Waiver of the Contingent Deferred Sales Charges -- Class B Shares."

WAIVER OF THE CDSC -- CLASS C SHARES
BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Series and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Series Shares -- Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of the same class in certain other JennisonDryden Mutual Funds or Strategic Partners Funds -- including certain money market funds -- if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another JennisonDryden Mutual Fund or Strategic Partners Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

      If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


     There is no sales charge for such exchanges. However, if you exchange -- and then sell -- Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

     Remember, as we explained in the section entitled "Series Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."


FREQUENT TRADING

Frequent trading of Series shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Series' investments. Also when market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Series reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled accounts. The decision may be based upon dollar amount, volume and frequency of trading. The Series will notify a market timer of rejection of an exchange or purchase order subsequent to the day the order is placed. If the Series allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS AND EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Series at
(800) 225-1825. In order to redeem or exchange your shares by telephone, you must call the Series before 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV. Certain restrictions apply; please see the section titled "Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

     The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Series will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Series does not follow reasonable procedures it may be liable for losses due to unauthorized or fraudulent telephone instructions.
     In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
     The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Series.

EXPEDITED REDEMPTION PRIVILEGE
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Series prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Series Shares -- Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you evaluate the financial performance of the Series for the past 2 years and for the since inception period of March 1, 2000 through October 31, 2000. The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

      A copy of the Series' annual report, along with the Series' audited financial statements and report of independent auditors, is available upon request, at no charge, as described on the back cover of this prospectus.

DRYDEN INTERNATIONAL EQUITY FUND: CLASS A SHARES
The financial highlights for the years ended October 31, 2003, 2002 and 2001 and the period from March 1, 2000 through October 31, 2000 were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


    CLASS A SHARES (FISCAL PERIODS ENDED 10-31)


                                                                                                     MARCH 1, 2000(1)
                                                                                                         THROUGH
    PER SHARE OPERATING PERFORMANCE                      2003                2002            2001    OCTOBER 31, 2000
-------------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, BEGINNING OF PERIOD                             $       4.37    $       7.91      $      10.00
    LOSS FROM INVESTMENT OPERATIONS:
    Net investment loss                                                      (.02)           (.06)              (--)(3)
    Net realized and unrealized loss on investment
     and foreign currency transactions                                       (.61)          (3.48)            (2.09)
    TOTAL FROM INVESTMENT OPERATIONS                                         (.63)          (3.54)            (2.09)
-------------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                                   $       3.74    $       4.37      $       7.91
    TOTAL RETURN(2)                                                        (14.42)%        (44.68)%          (21.00)%

                                                                                                     MARCH 1, 2000(1)
                                                                                                         THROUGH
    RATIOS/SUPPLEMENTAL DATA                             2003                2002            2001    OCTOBER 31, 2000
-------------------------------------------------------------------------------------------------------------------------
    NET ASSETS, END OF PERIOD (000)                                  $     19,414    $     28,860      $     75,354
    AVERAGE NET ASSETS (000)                                         $     25,360    $     47,713      $     85,757
    RATIOS TO AVERAGE NET ASSETS:
    Expenses, including distribution and
     service (12b-1) fees(5)                                                 1.88%           1.73%             1.56%(4)
    Expenses, excluding distribution and
     service (12b-1) fees                                                    1.63%           1.48%             1.31%(4)
    Net investment loss                                                      (.56)%          (.86)%             (--)%(4)
    FOR CLASS A, B, C AND Z SHARES:
    Portfolio turnover rate(6)                                                108%             63%               61%


(1) COMMENCEMENT OF INVESTMENT OPERATIONS.

(2) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOAD. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURN FOR PERIODS OF LESS THAN ONE FULL YEAR IS NOT ANNUALIZED.

(3) LESS THAN $.005 PER SHARE.

(4) ANNUALIZED.

(5) THE DISTRIBUTOR OF THE SERIES CONTRACTUALLY AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12b-1) FEES TO .25 OF 1% OF THE AVERAGE NET ASSETS OF THE CLASS A SHARES.

(6) PORTFOLIO TURNOVER FOR PERIODS LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.

DRYDEN INTERNATIONAL EQUITY FUND: CLASS B SHARES
The financial highlights for the years ended October 31, 2003, 2002 and 2001 and the period from March 1, 2000 through October 31, 2000 were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


    CLASS B SHARES (FISCAL PERIODS ENDED 10-31)


                                                                                                     MARCH 1, 2000(1)
                                                                                                         THROUGH
    PER SHARE OPERATING PERFORMANCE                      2003                2002            2001    OCTOBER 31, 2000
-------------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, BEGINNING OF PERIOD                             $       4.32    $       7.87      $      10.00
    LOSS FROM INVESTMENT OPERATIONS:
    Net investment loss                                                      (.07)           (.11)             (.05)
    Net realized and unrealized loss on investment
     and foreign currency transactions                                       (.59)          (3.44)            (2.08)
    TOTAL FROM INVESTMENT OPERATIONS                                         (.66)          (3.55)            (2.13)
-------------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                                   $       3.66    $       4.32      $       7.87
    TOTAL RETURN(2)                                                        (15.05)%        (45.04)%          (21.40)%

                                                                                                     MARCH 1, 2000(1)
                                                                                                         THROUGH
    RATIOS/SUPPLEMENTAL DATA                             2003                2002            2001    OCTOBER 31, 2000
-------------------------------------------------------------------------------------------------------------------------
    NET ASSETS, END OF PERIOD (000)                                  $     37,059    $     54,810      $    131,919
    AVERAGE NET ASSETS (000)                                         $     49,086    $     87,731      $    147,626
    RATIOS TO AVERAGE NET ASSETS:
    Expenses, including distribution and
     service (12b-1) fees                                                    2.63%           2.48%             2.31%(3)
    Expenses, excluding distribution and
     service (12b-1) fees                                                    1.63%           1.48%             1.31%(3)
    Net investment loss                                                     (1.30)%         (1.60)%            (.78)%(3)


(1) COMMENCEMENT OF INVESTMENT OPERATIONS.

(2) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOAD. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURN FOR PERIODS OF LESS THAN ONE FULL YEAR IS NOT ANNUALIZED.

(3) ANNUALIZED.

DRYDEN INTERNATIONAL EQUITY FUND: CLASS C SHARES
The financial highlights for the years ended October 31, 2003, 2002 and 2001 and the period from March 1, 2000 through October 31, 2000 were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


    CLASS C SHARES (FISCAL PERIODS ENDED 10-31)


                                                                                                     MARCH 1, 2000(1)
                                                                                                         THROUGH
    PER SHARE OPERATING PERFORMANCE                      2003                2002            2001    OCTOBER 31, 2000
-------------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, BEGINNING OF PERIOD                             $       4.32    $       7.87      $      10.00
    LOSS FROM INVESTMENT OPERATIONS:
    Net investment loss                                                      (.08)           (.12)             (.05)
    Net realized and unrealized loss on investment
     and foreign currency transactions                                       (.58)          (3.43)            (2.08)
    TOTAL FROM INVESTMENT OPERATIONS                                         (.66)          (3.55)            (2.13)
-------------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                                   $       3.66    $       4.32      $       7.87
    TOTAL RETURN(2)                                                        (15.05)%        (45.04)%          (21.40)%

                                                                                                     MARCH 1, 2000(1)
                                                                                                         THROUGH
    RATIOS/SUPPLEMENTAL DATA                             2003                2002            2001    OCTOBER 31, 2000
-------------------------------------------------------------------------------------------------------------------------
    NET ASSETS, END OF PERIOD (000)                                  $     13,906    $     24,004      $     64,362
    AVERAGE NET ASSETS (000)                                         $     19,770    $     41,057      $     79,138
    RATIOS TO AVERAGE NET ASSETS:
    Expenses, including distribution and
     service (12b-1) fees                                                    2.63%           2.48%             2.31%(3)
    Expenses, excluding distribution and
     service (12b-1) fees                                                    1.63%           1.48%             1.31%(3)
    Net investment loss                                                     (1.33)%         (1.61)%            (.74)%(3)


(1) COMMENCEMENT OF INVESTMENT OPERATIONS.

(2) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOAD. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURN FOR PERIODS OF LESS THAN ONE FULL YEAR IS NOT ANNUALIZED.

(3) ANNUALIZED.

DRYDEN INTERNATIONAL EQUITY FUND: CLASS Z SHARES
The financial highlights for the years ended October 31, 2003, 2002 and 2001 and the period from March 1, 2000 through October 31, 2000 were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


    CLASS Z SHARES (FISCAL PERIODS ENDED 10-31)


                                                                                                     MARCH 1, 2000(1)
                                                                                                         THROUGH
    PER SHARE OPERATING PERFORMANCE                      2003                2002            2001    OCTOBER 31, 2000
-------------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, BEGINNING OF PERIOD                             $       4.39    $       7.92      $      10.00
    LOSS FROM INVESTMENT OPERATIONS:
    Net investment loss                                                      (.02)           (.06)              .01
    Net realized and unrealized loss on investment
     and foreign currency transactions                                       (.61)          (3.47)            (2.09)
    TOTAL FROM INVESTMENT OPERATIONS                                         (.63)          (3.53)            (2.08)
-------------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                                   $       3.76    $       4.39      $       7.92
    TOTAL RETURN(2)                                                        (14.35)%        (44.50)%          (20.90)%

                                                                                                     MARCH 1, 2000(1)
                                                                                                         THROUGH
    RATIOS/SUPPLEMENTAL DATA                             2003                2002            2001    OCTOBER 31, 2000
-------------------------------------------------------------------------------------------------------------------------
    NET ASSETS, END OF PERIOD (000)                                  $      6,049    $      6,065      $     19,703
    AVERAGE NET ASSETS (000)                                         $      7,665    $     13,805      $     22,320
    RATIOS TO AVERAGE NET ASSETS:
    Expenses, including distribution fees                                    1.63%           1.48%             1.31%(3)
    Expenses, excluding distribution fees                                    1.63%           1.48%             1.31%(3)
    Net investment loss                                                      (.22)%          (.59)%             .23%(3)


(1) COMMENCEMENT OF INVESTMENT OPERATIONS.

(2) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOAD. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURN FOR PERIODS OF LESS THAN ONE FULL YEAR IS NOT ANNUALIZED.

(3) ANNUALIZED.

OUR MUTUAL FUNDS

We offer a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

JENNISONDRYDEN MUTUAL FUNDS*

STOCK FUNDS

LARGE CAPITALIZATION STOCK FUNDS

Dryden Index Series Fund
  DRYDEN STOCK INDEX FUND
Dryden Tax-Managed Funds
  DRYDEN TAX-MANAGED EQUITY FUND
Jennison 20/20 Focus Fund
Jennison Value Fund
The Prudential Investment Portfolios, Inc.
  JENNISON GROWTH FUND

SMALL-TO-MID-CAPITALIZATION STOCK FUNDS

Dryden Tax-Managed Small-Cap Fund, Inc.
Jennison Small Company Fund, Inc.
Jennison U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
  JENNISON EQUITY OPPORTUNITY FUND

SECTOR STOCK FUNDS

Jennison Natural Resources Fund, Inc.
Jennison Sector Funds, Inc.
  JENNISON FINANCIAL SERVICES FUND
  JENNISON HEALTH SCIENCES FUND
  JENNISON TECHNOLOGY FUND
  JENNISON UTILITY FUND

GLOBAL/INTERNATIONAL STOCK FUNDS

Prudential World Fund, Inc.
  JENNISON GLOBAL GROWTH FUND
  DRYDEN INTERNATIONAL EQUITY FUND

BALANCED/ALLOCATION FUND

The Prudential Investment Portfolios, Inc.
  DRYDEN ACTIVE BALANCED FUND

BOND FUNDS

TAXABLE BOND FUNDS

Dryden Government Income Fund, Inc.
Dryden High Yield Fund
Dryden Short-Term Bond Fund, Inc.
  DRYDEN SHORT-TERM CORPORATE BOND FUND
  DRYDEN ULTRA SHORT BOND FUND
Dryden Total Return Bond Fund, Inc.

MUNICIPAL BOND FUNDS

Dryden California Municipal Fund
  CALIFORNIA INCOME SERIES
  CALIFORNIA SERIES
Dryden Municipal Bond Fund
  HIGH INCOME SERIES
  INSURED SERIES
Dryden Municipal Series Fund
  FLORIDA SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  PENNSYLVANIA SERIES
Dryden National Municipals Fund, Inc.

GLOBAL/INTERNATIONAL BOND FUND

Dryden Global Total Return Fund, Inc.

MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS

Dryden Government Securities Trust
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
MoneyMart Assets, Inc.

MUNICIPAL MONEY MARKET FUNDS

Dryden California Municipal Fund
  CALIFORNIA MONEY MARKET SERIES
Dryden Municipal Series Fund
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES

TAX-FREE MONEY MARKET FUND

Dryden Tax-Free Money Fund

OTHER MONEY MARKET FUND

Special Money Market Fund, Inc.**
  MONEY MARKET SERIES

OTHER FUNDS

Nicholas-Applegate Growth Equity Fund

STRATEGIC PARTNERS MUTUAL FUNDS

Strategic Partners Equity Fund
Strategic Partners Real Estate Securities Fund
Prudential World Fund, Inc.
  STRATEGIC PARTNERS INTERNATIONAL VALUE FUND
Strategic Partners Asset Allocation Funds
  STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND
  STRATEGIC PARTNERS HIGH GROWTH FUND
  STRATEGIC PARTNERS MODERATE GROWTH FUND
Strategic Partners Style Specific Funds
  STRATEGIC PARTNERS LARGE CAPITALIZATION GROWTH FUND
  STRATEGIC PARTNERS LARGE CAPITALIZATION VALUE FUND
  STRATEGIC PARTNERS SMALL CAPITALIZATION GROWTH FUND
  STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND
  STRATEGIC PARTNERS TOTAL RETURN BOND FUND
Strategic Partners Opportunity Funds
  STRATEGIC PARTNERS FOCUSED GROWTH FUND
  STRATEGIC PARTNERS FOCUSED VALUE FUND
  STRATEGIC PARTNERS MID-CAP VALUE FUND
  STRATEGIC PARTNERS NEW ERA GROWTH FUND
Special Money Market Fund, Inc.**
  MONEY MARKET SERIES

 *JennisonDryden Mutual Funds are also exchangeable with Strategic Partners
  Mutual Funds.
**This fund is not a direct purchase money fund and is only an exchangeable money fund.

FOR MORE INFORMATION


  Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

  PRUDENTIAL MUTUAL FUND SERVICES LLC
  P.O. BOX 8098
  PHILADELPHIA, PA 19101
  (800) 225-1852
  (732) 482-7555 (Calling from outside the U.S.)

  Outside Brokers should contact:
  Prudential Investment Management Services LLC
  P.O. Box 8310
  Philadelphia, PA 19101
  (800) 778-8769


  Visit our websites at:
  www.jennisondryden.com
  www.strategicpartners.com


  Additional information about the Series can be obtained without charge and can be found in the following documents:
  STATEMENT OF ADDITIONAL INFORMATION (SAI)
   (incorporated by reference into this prospectus)
  ANNUAL REPORT
   (contains a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the fiscal year)
  SEMI-ANNUAL REPORT
  You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
  BY MAIL
  Securities and Exchange Commission
  Public Reference Section
  Washington, DC 20549-0102

  BY ELECTRONIC REQUEST
  publicinfo@sec.gov
    (The SEC charges a fee to copy documents)

  IN PERSON
  Public Reference Room in
  Washington, DC
   (For hours of operation, call
   1-202-942-8090)

  VIA THE INTERNET
  on the EDGAR Database at
  http://www.sec.gov

  FUND SYMBOLS      NASDAQ         CUSIP
                    ------         -----
  Class A           PJRAX        743969859
  Class B           PJRBX        743969867
  Class C           PJRCX        743969875
  Class Z           PJIZX        743969883

MF190A                                  Investment Company Act File No. 811-3981

                           PRUDENTIAL WORLD FUND, INC.
                           JENNISON GLOBAL GROWTH FUND
                   STRATEGIC PARTNERS INTERNATIONAL VALUE FUND
                        DRYDEN INTERNATIONAL EQUITY FUND

                       Statement of Additional Information
                                December 30, 2003

       Prudential World Fund, Inc. (the Fund) is an open-end, diversified management investment company presently consisting of three series: Jennison Global Growth Fund, Strategic Partners International Value Fund and Dryden International Equity Fund (each, a Series).

       JENNISON GLOBAL GROWTH FUND'S (GLOBAL GROWTH SERIES) INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM GROWTH OF CAPITAL. INCOME IS A SECONDARY OBJECTIVE. Global Growth Series will seek to achieve its objective through investment in a diversified portfolio of securities which will consist of marketable securities of U.S. and non-U.S. issuers. Global Growth Series may invest in all types of equity-related securities and debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. There can be no assurance that Global Growth Series' investment objectives will be achieved. See "Description of the Series, Their Investments and Risks."

       STRATEGIC PARTNERS INTERNATIONAL VALUE FUND'S (INTERNATIONAL VALUE SERIES) INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL THROUGH INVESTMENT IN EQUITY SECURITIES OF FOREIGN ISSUERS. International Value Series will seek to achieve its objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. The International Value Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers in at least three foreign countries.

       DRYDEN INTERNATIONAL EQUITY FUND'S (INTERNATIONAL EQUITY SERIES) INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL. The International Equity Series will, under normal circumstances, invest at least 80% of the value of its investable assets (net assets plus borrowings for investment purposes) in common stock and preferred stock of foreign companies.

       International Value Series may invest up to 35% of its investable assets and International Equity Series may invest up to 20% of its investable assets in
(1) other equity-related securities of foreign issuers; (2) common stock, preferred stock, and other equity-related securities of U.S. issuers; (3) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (4) high-quality domestic money market instruments and short-term fixed income securities. There can be no assurance that International Value Series' and International Equity Series' investment objectives will be achieved. See "Description of the Series, Their Investments and Risks."


       The Fund's address is 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, and its telephone number is (800) 225-1852.


       This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with each Series' Prospectus, dated December 30, 2003 (the Prospectus). A copy of each Prospectus may be obtained at no charge from the Fund upon request at the address or telephone number noted above.

       The Fund's financial statements for the fiscal year ended October 31, 2003 are incorporated into this SAI by reference to each Series' 2003 annual report to shareholders (File No. 811-3981). You may obtain a copy of each Series' annual report at no charge by request to the Fund at the address or telephone number noted above.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                           ------
Fund History                                                               B-3
Description of the Series, Their Investments and Risks                     B-3
Investment Restrictions                                                    B-22
Management of the Fund                                                     B-25
Control Persons and Principal Holders of Securities                        B-32
Investment Advisory and Other Services                                     B-33
Brokerage Allocation and Other Practices                                   B-40
Capital Stock and Organization                                             B-43
Purchase, Redemption and Pricing of Series Shares                          B-43
Shareholder Investment Account                                             B-54
Net Asset Value                                                            B-58
Taxes, Dividends and Distributions                                         B-59
Performance Information                                                    B-63
Financial Statements                                                       B-66
Appendix I--Description of Security Ratings                                I-1
Appendix II--General Investment Information                                II-1
Appendix III--Historical Performance Data                                  III-1
Appendix IV--Proxy Voting Policies of the Subadvisers                      IV-1


MF115B

                                  FUND HISTORY

       The Fund was organized under the laws of Maryland on September 28, 1994 as a corporation.

             DESCRIPTION OF THE SERIES, THEIR INVESTMENTS AND RISKS

CLASSIFICATION. The Fund is a diversified open-end management investment company.

INVESTMENT STRATEGIES, POLICIES AND RISKS

       GLOBAL GROWTH SERIES: The investment objective of the Global Growth Series is to seek long-term growth of capital, with income as a secondary objective. Global Growth Series will seek to achieve this objective through investment in a diversified portfolio of securities which consist of marketable securities of U.S. and non-U.S. issuers. Global Growth Series may invest in all types of equity-related securities, including common stock, preferred stock, rights, warrants, debt securities or preferred stock convertible into or exchangeable for common stock or preferred stock and interests in master limited partnerships, bonds and other debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. Global Growth Series has no fixed policy with respect to portfolio turnover; however, it is anticipated that Global Growth Series' annual portfolio turnover rate will not normally exceed 100%, though Global Growth Series is not restricted from investing in short-term obligations. There can be no assurance that Global Growth Series' investment objectives will be achieved. For a further description of the Global Growth Series' investment objective and policies, see "How the Series Invests--Investment Objective and Policies" in the Global Growth Series' Prospectus.

       INTERNATIONAL VALUE SERIES: The investment objective of International Value Series is to seek long-term growth of capital through investment in equity securities of foreign issuers. International Value Series will seek to achieve this objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. International Value Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers in at least three foreign countries. International Value Series may invest up to 35% of its total assets in (1) other equity-related securities of foreign issuers; (2) common stock, preferred stock, and other equity-related securities of U.S. issuers; (3) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (4) high-quality domestic money market instruments and short-term fixed income securities. Although International Value Series does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by International Value Series and International Value Series' annual portfolio turnover rate may vary significantly from year to year. A higher portfolio turnover rate may involve correspondingly greater transaction costs, which would be borne directly by International Value Series, as well as additional realized gains and/or losses to shareholders. There can be no assurance that International Value Series' investment objective will be achieved. For a further description of International Value Series' investment objective and policies, see "How the Series Invests--Investment Objective and Policies" in the International Value Series' Prospectus.


       INTERNATIONAL EQUITY SERIES: The investment objective of the International Equity Series is to seek long-term growth of capital. The International Equity Series will seek to achieve this objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. The International Equity Series will, under normal circumstances, invest at least 80% of the value of its investable assets (net assets plus borrowings made for investment purposes) in common stock and preferred stock of foreign issuers. The International Equity Series will focus its investment on a portfolio that includes both growth and value stocks. The International Equity Series may invest up to 20% of its total investable assets in (1) other equity-related securities of foreign issuers; (2) common stock, preferred stock, and other equity-related securities of U.S. issuers; (3) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (4) high-quality domestic money market instruments and short-term fixed income securities. The International Equity Series may invest up to 30% of its total assets in emerging markets securities. Although the International Equity Series does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by the International Equity Series and the International Equity Series' annual portfolio turnover rate may vary significantly from year to year. A higher portfolio turnover rate may involve correspondingly greater transaction costs, which would be borne directly by the International Equity Series, as well as additional realized gains and/or losses to shareholders. There can be no assurance that the International Equity Series' investment objective will be achieved. For a further description of the International Equity Series' investment objective and policies, see "How the Series Invests--Investment Objective and Policies" in the International Equity Series' Prospectus.


EQUITY-RELATED SECURITIES

       Each Series may invest in equity-related securities. Equity-related securities include common stock, preferred stock, rights, warrants and also debt securities or preferred stock convertible into or exchangeable for common stock or preferred stock and interests in master limited partnerships, among others.

       With respect to equity-related securities, each Series may purchase American Depositary Receipts (ADRs). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (2) issuers whose securities are represented by ADRs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

U.S. GOVERNMENT SECURITIES

       Securities issued or guaranteed by the U.S. Government or one of its agencies, authorities or instrumentalities in which each Series may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers' Home Administration, Export-Import Bank of the U.S. Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, each Series will invest in obligations issued by an instrumentality of the U.S. Government only if that Series' Investment Adviser determines that the instrumentality's credit risk does not render its securities unsuitable for investment by that Series. For further information, see "Mortgage-Related Securities" below.

REPURCHASE AGREEMENTS

       Each Series may enter into repurchase agreements, pursuant to which the seller of a security agrees to repurchase that security from such Series at a mutually agreed upon time and at a price in excess of the purchase price, reflecting an agreed upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time such Series' money is invested in the security.

       Each Series will only enter into repurchase agreements with banks and securities dealers which meet the creditworthiness standards established by the Board of Directors (Qualified Institutions). The relevant Investment Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Manager and the Board of Directors. These agreements permit a Series to keep all its assets earning interest while retaining "overnight" flexibility to pursue investments of a longer-term nature.

       The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Series will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Series' ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Series may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreements entered into by each Series will be held by State Street Bank and Trust Company (the Custodian) at all times in an amount at least equal to the repurchase price, including accrued interest. If the counterparty fails to repurchase the securities, a Series may suffer a loss to the extent proceeds from the sale of the underlying collateral are less than the repurchase price. Each Series may participate in a joint repurchase account managed by Prudential Investments LLC (PI or the Manager) pursuant to an order of the Securities and Exchange Commission (the Commission).


FIXED INCOME SECURITIES


       In general, the ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Services (S&P), Fitch Ratings (Fitch), and other nationally recognized statistical rating organizations (NRSROs), represent the opinions of those organizations as to the quality of debt obligations that they rate. These ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be among the initial criteria used for the selection of portfolio securities. Among the factors that the rating agencies consider are the long-term ability of the issuer to pay principal and interest and general economic trends.


       Subsequent to its purchase by a Series, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event will require the sale of the debt obligation by a Series, but such Series' Investment Adviser will consider the event in its determination of whether such Series should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of Moody's, S&P, Fitch or another NRSRO, a Series will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies. The Appendix to this SAI contains further information concerning the ratings of Moody's, S&P and Fitch and their significance.

       Each Series may invest, to a limited extent, in debt securities rated in the lowest category of investment grade debt (I.E., Baa by Moody's or BBB by S&P). These securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.


       Non-investment grade fixed income securities are rated lower than Baa/BBB (or the equivalent rating or, if not rated, determined by the Investment Adviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may be less liquid than higher quality securities. International Value Series is not authorized to invest in excess of 5% of its net assets in non-investment grade fixed income securities. Global Growth Series and International Equity Series will invest only in investment grade fixed income securities.


       The markets in which medium and lower-rated securities (or unrated securities that are equivalent to medium and lower-rated securities) are traded are generally more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for International Value Series to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of debt securities for International Value Series to purchase and may also have the effect of limiting the ability of International Value Series to sell debt securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

       Lower-rated fixed income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, International Value Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, the principal value of fixed income securities moves inversely with movements in interest rates. In the event of rising interest rates, the value of the securities held by International Value Series may decline proportionately more than if the International Value Series consisted of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If International Value Series experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by International Value Series and increasing the exposure of International Value Series to the risks of lower-rated securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

       Each Series may purchase securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to such Series at the time of entering into the transaction. The Custodian will segregate cash or other liquid assets, marked-to-market daily, having a value equal to or greater than the Series' purchase commitments. A Series will purchase when-issued or delayed securities for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Series may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

       Securities purchased on a when-issued or delayed delivery basis may expose a Series to risk because the securities may experience fluctuations in value prior to their actual delivery. A Series does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

FORWARD ROLLS, DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS


       International Value Series may commit up to 20%, and International Equity Series may commit up to 33 1/3%, of the value of its net assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. A forward roll is a transaction in which either Series sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase the same or similar security from the institution at a later date at an agreed-upon price. With respect to mortgage-related securities, such transactions are often called "dollar rolls." In dollar roll transactions, the mortgage-related securities that are repurchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the roll period, the International Value Series forgoes principal and interest paid on the securities and is compensated by the difference between the current sales price and the forward price for the future purchase as well as by interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.


       Reverse repurchase agreements involve sales by either Series of portfolio securities to a financial institution concurrently with agreement by the Series to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Series continues to receive principal and interest payments on these securities.


       Reverse repurchase agreements, forward rolls and dollar rolls involve the risk that the market value of the securities purchased by the Series with the proceeds of the initial sale may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement, forward roll or dollar roll files for bankruptcy or becomes insolvent, the Series' use of the proceeds from the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligations to repurchase the securities. The staff of the Commission has taken the position that reverse repurchase agreements, forward rolls and dollar rolls are to be treated as borrowings for purposes of the percentage limitations discussed in the section entitled "Borrowing" below. The International Value Series and the International Equity Series expect that under normal conditions, most of the borrowings of the

International Value Series and the International Equity Series will consist of such investment techniques rather than bank borrowings.


MORTGAGE-RELATED SECURITIES

       Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA; this guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

       Each Series expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, each Series, consistent with its investment objective and policies, will consider making investments in those new types of securities.

       Each Series may also invest in pass-through securities backed by adjustable rate mortgages that have been issued by GNMA, FNMA and FHLMC or private issuers. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages.

       The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

       Because prepayments of principal generally occur when interest rates are declining, it is likely that a Series will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Series' yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Series purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

       Government stripped mortgage-related interest-only (IO) and principal only (PO) securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Series will be able to effect a trade of IOs or POs at a time when it wishes to do so. A Series will acquire IOs and POs only if, in the opinion of the Series' Investment Adviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. A Series will treat IOs and POs that are not U.S. Government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 15% of the Series' net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. Government, each Series' Investment Adviser, subject to the supervision of the Manager and the Board of Directors, may determine that such securities are liquid, if they determine the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

       Investing in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in a Series not fully recovering its initial investment in an IO.

       Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of a Series' Investment Adviser, the investment restriction limiting such Series' investment in illiquid instruments will apply.

COLLATERALIZED MORTGAGE OBLIGATIONS

       Each Series also may invest in, among other things, parallel pay Collateralized Mortgage Obligations (CMOs) and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

       In reliance on Commission rules and orders, the Series' investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the Investment Company Act of 1940, as amended, (the 1940 Act), limitation on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (1) invest primarily in mortgage-backed securities, (2) do not issue redeemable securities, (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Series selects CMOs or REMICs that do not meet the above requirements, the Series may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

ASSET-BACKED SECURITIES

       The value of these securities may change because of changes in the market's perception of the credit worthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing credit support enhancement for the pool.

LENDING OF SECURITIES


       Consistent with applicable regulatory requirements, each Series may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Series do not exceed in the aggregate, as applicable, 33 1/3% of the value of International Equity Series', Global Growth Series' or International Value Series' total assets and provided that such loans are callable at any time by each Series and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay each Series an amount equivalent to any dividend or interest paid on such securities and the Series may invest the cash collateral and earn additional income or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that each Series continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

       A loan may be terminated by the borrower on one business day's notice or by each Series at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and each Series could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, those loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to each Series, and any gain or loss in the market price during the loan would inure to each Series.


       Since voting or consent rights which accompany loaned securities pass to the borrower, each Series will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Series' investment in the securities which are the subject of the loan. Each Series will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWING


       The Global Growth Series and the International Value Series may borrow an amount equal to no more than 20%, and the International Equity Series 33 1/3%, of the value of their respective total assets to take advantage of investment opportunities, for temporary, extraordinary, or emergency purposes or for the clearance of transactions and may pledge up to 20% or 33 1/3% of the value of their total assets, as applicable, to secure such borrowings. A Series will only borrow when there is an expectation that it will benefit after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Series creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate rate changes in the net asset value of such Series' shares and in the yield on the Series. No Series intends to borrow more than 5% of its total assets for investment purposes, although Global Growth Series and the International Value Series may borrow up to 20%, and the International Equity Series 33 1/3%, of the value of its total assets for temporary, extraordinary or emergency purposes and for the clearance of transactions. The International Equity Series will not purchase portfolio securities if borrowings exceed 5% of the International Equity Series total assets.


SECURITIES OF FOREIGN ISSUERS

       The value of a Series' foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Series' assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

       The economies of many of the countries in which a Series may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

       Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Series may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

       Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S. are likely to be higher. The securities markets in many of the countries in which a Series may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

EMERGING MARKETS SECURITIES


       Up to 30% of the International Equity Series' total assets may be invested in emerging markets securities. The risks of investing in foreign securities are heightened for emerging markets securities. Moreover, emerging markets securities present additional risks which should be considered carefully by an investor in the International Equity Series. Investing in emerging markets securities involves exposure to economies that are less diverse and mature, and political and legal systems which are less stable, than those of developed markets. In addition, investment decisions by international investors, such as the International Equity Series, particularly with concurrent buying or selling programs, have a greater effect on securities prices and currency values than in more developed markets. As a result, emerging markets securities have historically been, and may continue to be, subject to greater volatility and share price declines than securities issued by U.S. corporations or companies in other markets that are considered developed.


       Many emerging markets have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative impact on securities prices.

LIQUIDITY PUTS


       International Value Series and International Equity Series may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "put bond" or a "tender option bond."


       Consistent with both Series' investment objective, both Series may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. Both Series will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of both Series' shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Investment Adviser for either Series revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, each Series' Investment Adviser considers, among other things, the amount of cash available to the Series, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Series.

       These instruments are not deemed to be "put options" for purposes of either Series' investment restrictions.

ILLIQUID SECURITIES


       International Equity Series, Global Growth Series and International Value Series may each hold up to 15% of its net assets in illiquid securities. If a Series were to exceed this limit, the investment adviser would take prompt action to reduce such Series' holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable (either within or outside of the United States).


       Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.

       Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

       A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

       Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

       Restricted securities eligible for resale pursuant to Rule 144A and commercial paper for which there is a readily available market are not considered illiquid for purposes of this limitation under procedures established by the Board of Directors. The Subadvisers will monitor the liquidity of such restricted securities, subject to the supervision of the Manager and the Board of Directors. In reaching liquidity decisions, Subadvisers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (that is, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the relevant Subadviser, and (b) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

       The staff of the Commission has taken the position that purchased over-the-counter options and assets used as "cover" for written over-the-counter options are illiquid securities unless the Series and the counterparty have provided for the Series, at the Series' election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Series of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Series to treat the assets used as "cover" as "liquid."

JOINT TRADING ACCOUNTS

       Each Series intends to participate in one or more joint trading accounts whereby each Series, along with other investment companies managed by PI, will jointly engage in repurchase agreements and jointly purchase money market instruments and short-term investment securities. The ability of each Series to participate in these joint trading accounts will be conditioned upon requirements imposed by an order received from the Commission, as may be amended from time to time.

SECURITIES OF OTHER INVESTMENT COMPANIES

       A Series may invest up to 10% of its total assets in securities of other non-affiliated investment companies. In addition, a Series may purchase shares of affiliated investment companies. See "Investment Restrictions." Generally a Series does not intend to invest in such securities. If a Series does invest in securities of other investment companies, shareholders of that Series may be subject to duplicate management and advisory fees.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

OPTIONS ON SECURITIES AND SECURITIES INDEXES

       Each Series may purchase and sell put and call options on any security in which it may invest or options on any securities index based on securities in which the Series may invest. Each Series is also authorized to enter into closing purchase and sale transactions in order to realize gains or minimize losses on options sold or purchased by the Series.

       A call option on equity securities gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. When a Series writes a call option, the Series gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

       A put option on equity securities gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Series as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

       Each Series will write only "covered" options. A written option is covered if, as long as a Series is obligated under the option, it (1) owns an offsetting position in the underlying security or currency or (2) maintains in a segregated account cash or liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, a Series' losses are limited because it owns the underlying security or currency; under the second circumstance, in the case of a written call option, a Series' losses are potentially unlimited.

       Options on securities indexes are similar to options on equity securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. Rather than the right to take or make delivery of the securities at a specified price, an option on a securities index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for the premium, is obligated to pay the amount of cash due upon exercise of the option.

       A Series may purchase and sell put and call options on securities indexes for hedging against a decline in the value of the securities owned by such Series or against an increase in the market value of the type of securities in which such Series may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

       Each Series may also purchase and write put and call options on equity and debt securities, on currencies and on stock indexes in the over-the-counter market (OTC options). Unlike exchange-traded options, OTC options are contracts between a Series and its counterparty without the interposition of any clearing organization.

       A number of risk factors are associated with options transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, at any particular time. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, such Series will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Series is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The ability to terminate over-the-counter
(OTC) option positions is more limited than the ability to terminate exchange-traded option positions because the Series would have to negotiate directly with a counterparty. In addition, with OTC options, there is a risk that the counterparty in such transactions will not fulfill its obligations.

       A Series pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in a Series' turnover rate. Global Growth Series will not write put options on indexes.

       The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Series writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Series can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Series cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

       Even if a Series could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Series, as the call writer, will not know that the call has been exercised until the next business day at the earliest. The time lag between exercise and notice of exercise poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been exercised, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

       If a Series has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the relevant Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

       A Series will not purchase put options or call options if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of such Series' net assets. The aggregate value of the obligations underlying put options will not exceed 25% of the relevant Series' net assets.

       Except as described below, the Global Growth Series will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Global Growth Series writes a call option on a broadly-based stock market index, the Global Growth Series will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, U.S. Government securities, liquid high-grade debt securities or a portfolio of stocks substantially replicating the movement of the index, in the judgment of the Global Growth Series' investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

       If the Global Growth Series has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Global Growth Series' holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Global Growth Series will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference.

In addition, when the Global Growth Series writes a call on an index which is in-the-money at the time the call is written, the Global Growth Series will segregate with its Custodian or pledge to the broker as collateral cash, short-term U.S. Government securities or other high-grade, short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Global Growth Series' obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Global Growth Series has not written a stock call option and which has not been hedged by the Global Growth Series by the sale of stock index futures. However, if the Global Growth Series holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Global Growth Series in cash, Treasury bills or other high-grade, short-term obligations in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

       OPTIONS TRANSACTIONS. A Series would normally purchase call options to attempt to hedge against an increase in the market value of the type of securities in which the Series may invest. A Series would ordinarily realize a gain if, during the options period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise, the Series would realize a loss on the purchase of the call option. A Series may also write a put option, which can serve as a limited long hedge because increases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the option will be exercised, and the Series will be obligated to buy the security at more than its market value.

       A Series would normally purchase put options to hedge against a decline in the market value of securities in its portfolio (protective puts). Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of underlying Series' securities. A Series would ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to cover the premium and transaction costs; otherwise, a Series would realize a loss on the purchase of the put option. A Series may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Series will be obligated to sell the security at less than its market value.

       RISKS OF TRANSACTIONS IN STOCK OPTIONS. Writing of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Series will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If a Series as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

       RISKS OF OPTIONS ON INDEXES. A Series' purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

       Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Series will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Series of options on indexes would be subject to a Subadviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

       Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Series would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to such Series. It is each Series' policy to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.


       Trading in index options commenced in April 1983 with the S&P 100 option. Since that time a number of additional index option contracts have been introduced including options on industry indexes. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Series will not purchase or sell any index option contract unless and until, in the relevant Subadviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.


       SPECIAL RISKS OF WRITING CALLS ON INDEXES. Because exercises of index options are settled in cash, a call writer, such as a Series, cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. Global Growth Series will write call options on indexes only under the circumstances described under "Options on Securities and Securities Indexes."

       Price movements in a Series' portfolio probably will not correlate precisely with movements in the level of the index and, therefore, a Series bears the risk that the price of the securities held by the Series may not increase as much as the index. In such event, a Series would bear a loss on the call which is not completely offset by movements in the price of its portfolio. It is also possible that the index may rise when a Series' portfolio of stocks does not rise. If this occurred, the relevant Series would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Series' portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.


       Unless a Series has other liquid assets which are sufficient to satisfy the exercise of a call, it would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if such Series fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% for Global Growth Series and International Value Series and 33 1/3% for International Equity Series of such Series' total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.


       When a Series has written a call on an index, there is also a risk that the market may decline between the time such Series has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time such Series is able to sell securities in its portfolio to generate cash to settle the exercise. As with stock options, a Series will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Series would be able to deliver the underlying securities in settlement, such Series may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Series has written is "covered" by an index call held by such Series with the same strike price, such Series will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Series exercises the call it holds or the time such Series sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

       SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDEXES. If a Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, such Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although such Series may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Global Growth Series will not write put options on indexes.

       SPECIAL RISKS OF PURCHASING OTC OPTIONS. When a Series writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into an offsetting purchase transaction with the dealer or counterparty with which the relevant Series originally wrote the OTC option. Any such cancellation, if agreed to, may require the relevant Series to pay a premium to the counterparty. While a Series will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with such Series, there can be no assurance that such Series will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Series is able to effect an offsetting purchase transaction with respect to a covered OTC call option that such Series has written, it will not be able to liquidate securities held as cover until the option expires or is exercised or different cover is substituted. Alternatively, a Series could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Series would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that a Series will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of default or insolvency of the counterparty, a Series may be unable to liquidate an OTC option.

       In entering into OTC options, a Series will be exposed to the risk that the counterparty will default on, or be unable to fulfill, due to bankruptcy or otherwise, its obligation under the option. In such event, a Series may lose the benefit of the transaction. The value of an OTC option to a Series is dependent upon the financial viability of the counterparty. If a Series decides to enter into transactions in OTC options, the relevant Subadviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

       STOCK INDEX FUTURES. Global Growth Series may purchase and sell stock index futures which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission (CFTC). A stock index futures contract is an agreement in which one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between a specific stock index at the close of the last trading day of the contract and such index at the time the agreement is made. No physical delivery of the underlying stocks in the index is made.

       The successful use of stock index futures contracts and options on indexes by the Global Growth Series depends upon its ability to predict the direction of the market underlying the index and is subject to various additional risks. The correlation between movements in the price of the stock index future and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to Global Growth Series. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Global Growth Series' ability to purchase or sell certain futures contracts or related options on any particular day. In addition, if Global Growth Series purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, Global Growth Series might create a loss on the futures contract. In addition, the ability of Global Growth Series to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time.

       Global Growth Series will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in Global Growth Series' portfolio or which it intends to purchase. Global Growth Series will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of Global Growth Series. The Global Growth Series may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indexes or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indexes) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of Global Growth Series' net assets. Global Growth Series also may not purchase or sell stock index futures for risk management purposes if, immediately thereafter, the sum of the amount of margin deposits on Global Growth Series' existing futures positions and premiums paid for such options would exceed 5% of the liquidation value of the Global Growth Series' total assets after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of stock index futures for bona fide hedging purposes. In instances involving the purchase of stock index futures contracts by the Global Growth Series, an amount of cash, short-term U.S. Government securities or other high-grade short-term debt obligations, equal to the market value of the futures contracts, may be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

       Under regulations of the Commodity Exchange Act, investment companies registered under the 1940 Act, are exempt from the definition of "community pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all commodity futures or commodity options transactions constitute bona fide hedging transactions within the meaning of the CFTC's regulations. The Global Growth Series will use stock index futures and options on futures as described herein in a manner consistent with this requirement. The Global Growth Series may also enter into commodity futures or commodity options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of Global Growth Series' total assets.

FOREIGN CURRENCY FORWARD CONTRACTS, OPTIONS AND FUTURES TRANSACTIONS

       A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. There is no limitation on the value of forward contracts into which a Series may enter. However, a Series' transactions in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Series generally arising in connection with the purchase or sale of its securities and accruals of interest or dividends receivable and Series expenses. Position hedging is the sale of a foreign currency with respect to security positions denominated or quoted in that currency. A Series may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities, denominated or quoted in, or currently convertible into, such currency. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

       A Series may enter into a forward contract to hedge against risk in the following circumstances: (1) during the time period when such Series contracts for the purchase or sale of a security denominated in a foreign currency, or (2) when such Series anticipates the receipt of dividends or interest payments in a foreign currency with respect to a security it holds. By entering into a forward contract in exchange for the purchase or sale of the amount of foreign currency involved in the underlying transaction for a fixed amount of dollars, such Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when a Series' Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, such Series may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of a Series denominated in such foreign currency. Further, a Series may enter into a forward contract in one foreign currency, or basket of currencies, to hedge against the decline or increase in value in another foreign currency. Use of a forward contract in different currency or basket of currencies for hedging against market movements in another currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

       Forward currency contracts (1) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions. Failure by a Series' counterparty to make or take delivery of the underlying currency at the maturity of a forward contract would result in a loss to such Series of any expected benefit of the transaction.

       As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that offsetting closing transactions generally require negotiating directly with the counterparty to the forward contract. Thus, there can be no assurance that a Series will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Series might be unable to close out a forward currency contract at any time prior to maturity. In either event, such Series would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

       Each Series may also purchase and sell futures contracts on foreign currencies and groups of foreign currencies to protect against the effect of adverse changes on foreign currencies. A Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, a Series must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily, and the payment of "variation margin" may be required, meaning such Series will provide or receive cash that reflects any decline or increase as appropriate in the contract's value, a process known as "marking to market."

       A Series may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) and OTC options for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on securities, except that a Series has the right to take or make delivery of a specified amount of foreign currency, rather than securities.

       Generally, OTC foreign currency options used by a Series are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

       If a Series' Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of the currency of such foreign security (thereby increasing the cost of such security), such Series may purchase call options or write put options on the foreign currency. A Series could also enter into a long forward contract or a long futures contract on such currency, or purchase a call option, or write a put option, on a currency futures contract. The use of such instruments could offset, at least partially, the effects of the adverse movements of currency exchange rates.

FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS

       A Series may use options on foreign currencies, futures contracts on foreign currencies, options on futures contracts on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which such Series' securities are denominated. Such currency hedges can protect against price movements in a security that a Series owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

       A Series might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, a Series may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the value of which such Series' Subadviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

       The value of most futures contracts, options on futures contracts, forward contracts and options on foreign currencies in the interbank market depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Series could be disadvantaged by dealing in the odd-lot market (generally consisting of transactions of less than $1 million) of the interbank market for the underlying foreign currencies at prices that are less favorable than for round lots.

       There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying currency markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

       Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Series might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVERED FORWARD CURRENCY CONTRACTS, FUTURES CONTRACTS AND OPTIONS

       Transactions using forward currency contracts, futures contracts and options (other than options that the Series has purchased) expose a Series to an obligation to another party. A Series will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies, or other options, forward currency contracts or futures contracts, or (2) liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Series will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid assets in a segregated account with its Custodian in the prescribed amount.

       Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Series' assets to cover segregated accounts could impede portfolio management or the Series' ability to meet redemption requests or other current obligations.

LIMITATIONS ON PURCHASE AND SALE OF OPTIONS ON FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES


       Global Growth Series will not (1) write puts having aggregate exercise prices greater than 25% of total assets; or (2) purchase (a) put options on currencies or futures contracts on foreign currencies or (b) call options on foreign currencies if, after any such purchase, the aggregate premiums paid for such options would exceed 10% of Global Growth Series' total assets.


RISKS OF TRANSACTIONS IN OPTIONS ON FOREIGN CURRENCIES

       An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect offsetting transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If a Series as a covered call option writer is unable to effect an offsetting purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

       Reasons for the absence of a liquid secondary market on an options exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Series intend to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

       Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of such options. These risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quality of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open, which can create price and rate discrepancies.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

       There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the underlying currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or a Subadviser may still not result in a successful hedging transaction.


       Although a Series will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close out a futures position. In the event a Series could not close out a futures position and the value of such position declined, such Series would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract. Currently, futures contracts are available on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc and Euro.

       Under regulations of the Commodity Exchange Act (CEA), investment companies registered under the 1940 Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the Series' futures or options on futures transactions constitute bona fide hedging transactions within the meaning of the CFTC's regulations. The Series will use currency futures and options on futures in a manner consistent with this requirement. The Series may also enter into futures or related options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the relevant Series' total assets.


       Successful use of futures contracts by a Series is also subject to the ability of such Series' Manager or Subadviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if a Series has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, such Series will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if such Series has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities will not necessarily be at increased prices that reflect the rising market. A Series may have to sell securities at a time when it is disadvantageous to do so.

       The hours of trading of futures contracts may not conform to the hours during which a Series may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS


       An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc and Euro.


       The holder or writer of an option may close out its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such close out transactions can be effected.

OTHER INVESTMENT TECHNIQUES

       Each Series may take advantage of opportunities in the area of options and futures contracts and any other derivative instruments that are not presently contemplated for use by it or that are not currently available but that may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for it.

SWAP AGREEMENTS

       Each Series may enter into swaps, including equity swaps. In an equity swap, payments on one or both sides are linked to the performance of equities or an equity index. Equity swaps are normally used to (1) initiate and maintain cross-border equity exposures either in an index or a specific stock portfolio;
(2) temporarily eliminate exposure to an equity portfolio without disturbing the underlying equity position; or (3) increase, reduce or eliminate market exposure to a single issue or a narrow stock portfolio or obtain greater diversification for a limited period of time without disturbing an underlying position.

       Most swap agreements entered into by each Series would calculate the obligations of the parties to the agreement on a "net basis." Consequently, each Series' current obligations (or rights) under a swap agreements will generally be equal only to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party to the agreement (the "net amount"). Each Series' current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets to avoid any potential leveraging. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of each Series' investment restriction concerning senior securities. Each Series will limit its investments in swap agreements such that the net amount owed or to be received under existing contracts with any single party will not exceed 5% of each Series' assets.

       Whether each Series' use of swap agreements will be successful in furthering its investment objective will depend on each Series' investment adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, each Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.


       Each Series will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of each Series' repurchase agreement guidelines). Certain restrictions imposed on each Series by the Internal Revenue Code may limit each Series' ability to use swap agreements. The swaps market is a relatively new market and certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. It is possible that developments in the swaps market, including potential government regulation, could adversely affect each Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


SEGREGATED ASSETS

       The Fund segregates with its Custodian, cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.


PORTFOLIO TURNOVER

       As a result of the investment policies described above, each Series may engage in a substantial number of portfolio transactions. The portfolio turnover rates for the Global Growth Series, International Value Series and International
Equity Series for the fiscal years ended October 31, 2003 and 2002 were   % and
   %,   % and   %, and   % and   %, respectively. The portfolio turnover rate is
generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by each respective Series. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Taxes, Dividends and Distributions."


                             INVESTMENT RESTRICTIONS


       The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities. A "majority of the Series outstanding voting securities" when used in this SAI, means the lesser of (1) 67% or more of the voting shares of the Series represented at a meeting at which more than 50% of the outstanding voting shares of the Series are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Series.


       Each Series may not:

     (1) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Series to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

     (2) Purchase the securities of any issuer if, as a result, the Series would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Series may be permitted to do so by exemptive order, Commission release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

     (3) Purchase any security if as a result 25% or more of the Series' total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     (4) Buy or sell physical commodities or contracts involving physical commodities. The Series may purchase and sell (a) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and
(b) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Series may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Series' ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

     (5) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Series may exercise rights relating to the securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     (6) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       The Series may make loans, including loans of assets of the Series, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Series' investment objective.

       Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Series' assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Series' asset coverage for borrowings permitted by Investment Restriction 1 falls below 300%, the Series will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

       For purposes of Investment Restriction 2, the Series will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Series' total assets, (a) more than 5% of the Series' total assets (determined at the time of investment) would be invested in securities of a single issuer and (b) the Series would own more than 10% of the outstanding voting securities of any single issuer.

       For purposes of Investment Restriction 3, the Series relies on Standard & Poor's Global Industry Classification Standard, in determining industry classification. The Series' reliance on this classification system is not a fundamental policy of the Series and, therefore, can be changed without shareholder approval.

       Although not fundamental, the Series' have the following investment restrictions.

       Each Series may not:

     (1) Make investments for the purpose of exercising control or management.

     (2) Invest in securities of other investment companies, except that (a) subject to certain restrictions, the Series may purchase securities of other investment companies in the open market involving customary brokerage commissions and (b) pursuant to a Commission exemptive order, the Series may invest up to 25% of its net assets in shares of an affiliated mutual fund, subject to the 1940 Act Laws, Interpretations and Exemptions.

       In addition, Global Growth Series may not:

       Purchase warrants if as a result the Series would then have more than 5% of its total assets (taken at current value) invested in warrants.

                             MANAGEMENT OF THE FUND


       Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex"+ consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).


                              INDEPENDENT DIRECTORS


                                                                                    NUMBER OF
                                         TERMS OF                                  PORTFOLIOS
                                         OFFICE***                                  IN FUND
                                        AND LENGTH                                  COMPLEX
                         POSITION WITH    OF TIME     PRINCIPAL OCCUPATIONS         OVERSEEN         OTHER DIRECTORSHIPS
NAME, ADDRESS** AND AGE     THE FUND      SERVED      DURING PAST FIVE YEARS       BY DIRECTOR     HELD BY THE DIRECTOR****
-----------------------  -------------  ----------    ----------------------       -----------     ------------------------
David E.A. Carson (69)   Director       Since 2003  Director (January 2000-May         97       Director of United Illuminating and
                                                     2000), Chairman (January                    UIL Holdings (utility company),
                                                     1999-December 1999),                        since 1993.
                                                     Chairman and Chief
                                                     Executive Officer
                                                     (January 1998-December 1998)
                                                     and President, Chairman
                                                     and Chief Executive
                                                     Officer (1983-1997) of
                                                     People's Bank.

Robert E. La Blanc (69)  Director       Since 1984  President (since 1981) of          107      Director of Storage Technology
                                                     Robert E. La Blanc                          Corporation (since 1979)
                                                     Associates, Inc.                            (technology), Chartered
                                                     (telecommunications);                       Semiconductor Manufacturing, Ltd.
                                                     formerly General Partner                    (since 1998) (Singapore), Titan
                                                     at Salomon Brothers and                     Corporation (electronics, since
                                                     Vice-Chairman of                            1995), Computer Associates
                                                     Continental Telecom;                        International, Inc. (since 2002)
                                                     Trustee of Manhattan                        (software company), FiberNet
                                                     College.                                    Telecom Group, Inc. (since 2003)
                                                                                                 (telecom company); Director (since
                                                                                                 April 1999) of The High Yield Plus
                                                                                                 Fund, Inc.

Douglas H. McCorkindale  Director       Since 2003  Chairman (since                    99       Director of Gannett Co., Inc.,
 (64)                                                February 2001), Chief                       Director of Continental Airlines
                                                     Executive Officer (since                    Inc., (since May 1993); Director of
                                                     June 2000) and President                    Lockheed Martin Corp. (aerospace
                                                     (since September 1997) of                   and defense) (since May 2001);
                                                     Gannett Co. Inc.                            Director of High Yield Plus Fund,
                                                     (publishing and media),                     Inc. (since 1996).
                                                     formerly Vice Chairman
                                                     (March 1984-May 2000) of
                                                     Gannett Co., Inc.

                                                                                    NUMBER OF
                                         TERMS OF                                  PORTFOLIOS
                                         OFFICE***                                  IN FUND
                                        AND LENGTH                                  COMPLEX
                         POSITION WITH    OF TIME     PRINCIPAL OCCUPATIONS         OVERSEEN         OTHER DIRECTORSHIPS
NAME, ADDRESS** AND AGE     THE FUND      SERVED      DURING PAST FIVE YEARS       BY DIRECTOR     HELD BY THE DIRECTOR****
-----------------------  -------------  ----------    ----------------------       -----------     ------------------------
Stephen P. Munn (61)     Director       Since 2003  Chairman of the Board              105      Chairman of the Board (since
                                                     (since 1994) and formerly                   January 1994) and Director (since
                                                     Chief Executive Officer                     1988) of Carlisle Companies
                                                     (1988-2001) and President                   Incorporated (manufacturer of
                                                     of Carlisle Companies                       industrial products); Director of
                                                     Incorporated.                               Gannett Co., Inc. (publishing and
                                                                                                 media).

Richard A. Redeker (60)  Director       Since 2003  Management Consultant;             100                       --
                                                     formerly employee of
                                                     Prudential Investments
                                                     (October 1996-December 1998);
                                                     Director of Invesmart,
                                                     Inc. (since 2001) and
                                                     Director of Penn Tank
                                                     Lines, Inc. (since 1999).

Robin B. Smith (64)      Director       Since 1996  Chairman of the Board              107      Director of BellSouth Corporation
                                                     (since January 2003) of                     (since 1992).
                                                     Publishers Clearing House
                                                     (direct marketing),
                                                     formerly Chairman and
                                                     Chief Executive Officer
                                                     (August 1996-January 2003)
                                                     of Publishers Clearing
                                                     House.

Stephen Stoneburn (60)   Director       Since 1996  President and Chief                105                       --
                                                     Executive Officer (since
                                                     June 1996) of Quadrant
                                                     Media Corp. (a publishing
                                                     company); formerly President
                                                     (June 1995-June 1996) of
                                                     Argus Integrated
                                                     Media, Inc.; Senior Vice
                                                     President and Managing
                                                     Director (January 1993-1995)
                                                     of Cowles Business Media and
                                                     Senior Vice President of
                                                     Fairchild Publications,
                                                     Inc (1975-1989).

Clay T. Whitehead (64)   Director       Since 1984  President (since 1983) of          104      Director (since 2000) of The
                                                     National Exchange Inc.                      High Yield Plus Fund, Inc.
                                                     (new business development
                                                     firm).

                              INTERESTED DIRECTORS


                                                                                    NUMBER OF
                                         TERMS OF                                  PORTFOLIOS
                                         OFFICE***                                  IN FUND
                                        AND LENGTH                                  COMPLEX
                         POSITION WITH    OF TIME     PRINCIPAL OCCUPATIONS         OVERSEEN         OTHER DIRECTORSHIPS
NAME, ADDRESS** AND AGE     THE FUND      SERVED      DURING PAST FIVE YEARS       BY DIRECTOR     HELD BY THE DIRECTOR****
-----------------------  -------------  ----------    ----------------------       -----------     ------------------------
*Robert F. Gunia (56)    Director       Since 1996  Chief Administrative               187      Vice President and Director (since
                          and Vice                   Officer (since June 1999)                   May 1989) and Treasurer (since
                          President                  of PI; Executive Vice                       1999) of The Asia Pacific Fund,
                                                     President and Treasurer                     Inc.
                                                     (since January 1996) of
                                                     PI; President (since
                                                     April 1999) of Prudential
                                                     Investment Management
                                                     Services LLC (PIMS);
                                                     Corporate Vice President
                                                     (since September 1997) of
                                                     The Prudential Insurance
                                                     Company of America;
                                                     Director, Executive Vice
                                                     President and Chief
                                                     Administrative Officer
                                                     (since May 2003) of
                                                     American Skandia
                                                     Investment Services, Inc.,
                                                     American Skandia Advisory
                                                     Services, Inc., and
                                                     American Skandia Fund
                                                     Services, Inc.; formerly
                                                     Senior Vice President
                                                     (March 1987-May 1999) of
                                                     Prudential Securities.

*Judy A. Rice (55)       Director and   Since 2000  President, Chief Executive         102                       --
                          President                  Officer, Chief Operating
                                         Since       Officer and
                                         2003        Officer-in-Charge
                                                     (since 2003) of PI;
                                                     Director,
                                                     Officer-in-Charge,
                                                     President, Chief
                                                     Executive Officer
                                                     and Chief Operating
                                                     Officer (since May
                                                     2003) of American
                                                     Skandia Advisory
                                                     Services, Inc. and
                                                     American Skandia
                                                     Investment Services,
                                                     Inc.; Director,
                                                     Officer-in-Charge,
                                                     President, Chief
                                                     Executive Officer
                                                     (since May 2003) of
                                                     American Skandia
                                                     Fund Services, Inc.;
                                                     formerly various
                                                     positions to Senior
                                                     Vice President
                                                     (1992-1999) of
                                                     Prudential
                                                     Securities; and
                                                     various positions to
                                                     Managing Director
                                                     (1975-1992) of
                                                     Salomon Smith
                                                     Barney; Member of
                                                     Board of Governors
                                                     of the Money
                                                     Management
                                                     Institute.

       Information pertaining to the Officers of the Fund who are not also Directors is set forth below.


                                    OFFICERS



                                                                TERM OF
                                                                OFFICE***
                                                               AND LENGTH
                                       POSITION WITH            OF TIME                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE                    FUND                 SERVED                  DURING PAST FIVE YEARS
-----------------------                -------------           ----------               ----------------------
Marguerite E. H. Morrison (47)      Chief Legal Officer       Since 2003                Vice President and Chief Legal
                                     and Assistant                                       Officer--Mutual Funds and Unit
                                     Secretary                 Since 2002                Investment Trusts (since
                                                                                         August 2000) of Prudential;
                                                                                         Senior Vice President and
                                                                                         Secretary (since April 2003) of
                                                                                         PI; Senior Vice President and
                                                                                         Secretary (since May 2003) of
                                                                                         American Skandia Investment
                                                                                         Services, Inc., American
                                                                                         Skandia Advisory Services, Inc.
                                                                                         and American Skandia Fund
                                                                                         Services, Inc.; Vice President
                                                                                         and Assistant Secretary of PIMS
                                                                                         (since October 2001),
                                                                                         previously Senior Vice
                                                                                         President and Assistant
                                                                                         Secretary (February 2001-April 2003) of
                                                                                         PI and Vice President and
                                                                                         Associate General Counsel
                                                                                         (December 1996-February 2001)
                                                                                         of PI.

Grace C. Torres (44)                Treasurer and             Since 1995                Senior Vice President (since
                                     Principal Financial                                 January 2000) of PI; Senior
                                     and Accounting Officer                              Vice President and Assistant
                                                                                         Treasurer (since May 2003) of
                                                                                         American Skandia Investment
                                                                                         Services, Inc. and American
                                                                                         Skandia Advisory Services Inc.;
                                                                                         formerly First Vice President
                                                                                         (December 1996-January 2000) of
                                                                                         PI and First Vice President
                                                                                         (March 1993-1999) of Prudential
                                                                                         Securities.

Jonathan D. Shain (45)              Secretary                 Since 2001                Vice President and Corporate
                                                                                         Counsel (since August 1998) of
                                                                                         Prudential; Vice President and
                                                                                         Assistant Secretary (since
                                                                                         May 2003) of American Skandia
                                                                                         Investment Services, Inc. and
                                                                                         American Skandia Fund Services,
                                                                                         Inc.; formerly Attorney with
                                                                                         Fleet Bank, N.A. (January 1997-July 1998).

Maryanne Ryan (38)                  Anti-Money Laundering     Since 2002                Vice President, Prudential
                                     Compliance Officer                                  (since November 1998), First
                                                                                         Vice President, Prudential
                                                                                         Securities (March 1997-May 1998);
                                                                                         Anti-Money Laundering Officer
                                                                                         (since May 2003) of American Skandia
                                                                                         Investment Services, Inc.,
                                                                                         American Skandia Advisory
                                                                                         Services, Inc. and American
                                                                                         Skandia Marketing, Inc.


----------
+ The Fund Complex consists of all investment companies managed by PI. Effective May 1, 2003, the Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.


* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadvisers (Prudential Investment Management, Inc. or PIM), (Bank of Ireland Asset Management (U.S.) Limited or BIAM) or (Jennison Associates LLC or Jennison) or the Distributor (Prudential Investment Management Services LLC or PIMS).


**     Unless otherwise noted, the address of the Directors and Officers is c/o:
       Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

*** There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual's length of service as Director and/or Officer.
**** This column includes only directorships of companies required to register, or file reports with the Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

       The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadvisers and Distributor, decide upon matters of general policy in accordance with the laws of the State of Maryland and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans", the Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund. Pursuant to the Fund's Articles of Incorporation, the Directors may contract for advisory and management services for the Fund or for any of its Series (or class thereof). Any such contract may permit the Manager to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators.

       Directors and Officers of the Fund are also directors, trustees and officers of some or all of the other investment companies advised by the Fund's Manager and distributed by PIMS.

       Pursuant to a Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

                            STANDING BOARD COMMITTEES

       The Board of Directors has established two standing committees in connection with the governance of the Fund--Audit and Nominating.


       The Audit Committee consists of three of the Independent Directors. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent auditors, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the auditors directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the auditors to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibility is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent auditors responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended October 31, 2003.

       The Nominating Committee consists of three of the Independent Directors. This committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors serving on the Board and recommends to the Board Independent Directors to be selected for membership on Board committees. The Nominating Committee reviews each Director's investment in the Fund, matters relating to Director compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee met two times during the fiscal year ended October 31, 2003.

       In addition to the two standing committees of the Fund, the Board of Directors has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the JennisonDryden Mutual Funds or Strategic Partners Funds complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Directors. The following Independent Directors serve on the Executive Committee: Robert E. La Blanc and Robin B. Smith. Independent Directors from other funds in the JennisonDryden Mutual Funds or Strategic Partners Funds complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and fund management on issues that affect more than one fund; serving as a liaison between the Boards of Directors/Trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.


       The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as a result of the introduction of additional funds upon whose Boards the Directors may be asked to serve.

       Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Directors' fees daily, which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon is a general obligation of the Fund.

       The Fund has no retirement or pension plan for its Directors.


       The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended October 31, 2003 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2002.


                               COMPENSATION TABLE


                                                                                         TOTAL 2002 COMPENSATION
                                                                        AGGREGATE          FROM FUND AND FUND
                                                                       COMPENSATION          COMPLEX PAID TO
NAME AND POSITION                                                        FROM FUND        INDEPENDENT DIRECTORS
-----------------                                                      ------------      -----------------------
David E.A. Carson***                                                         None                  None
Delayne Dedrick Gold--Director(1)                                               $            $186,250 (36/88)*
Robert E. La Blanc--Director                                                    $            $137,250 (20/77)*
Douglas H. McCorkindale***                                                   None            $115,000 (18/77)*
Stephen P. Munn***                                                           None            $118,000 (23/72)*
Richard A. Redeker***                                                        None            $120,500 (23/72)*
Robin B. Smith--Director**                                                      $            $120,500 (26/69)*
Stephen Stoneburn--Director                                                     $            $120,250 (18/75)*
Nancy H. Teeters--Director(1)                                                   $            $123,000 (24/71)*
Clay T. Whitehead--Director                                                     $            $196,750 (32/94)*


  * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

 ** Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2002, such compensation was deferred at the election of this Director, in total or in part, under the Fund's deferred fee agreement. Including accrued interest on amounts deferred through December 31, 2002, the total amount of deferred compensation for the year amounted to $58,669 and $67,374 for Mr. McCorkindale and Ms. Smith, respectively.

*** Messrs. Carson, McCorkindale, Munn and Redeker were elected as Directors at a meeting on July 2, 2003. Mr. Carson did not receive compensation from the Fund or Fund Complex. Messrs. McCorkindale, Munn and Redeker did not receive compensation from the Fund.

(1) Effective July 2, 2003, Ms. Gold resigned as Director of the Fund and effective April 23, 2003, Ms. Teeters became a Director Emeritus.

       Directors and Officers who are interested do not receive compensation from the Funds or any fund in the Fund Complex and therefore are not shown in the Compensation Table.


       The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2002.

                         DIRECTOR SHARE OWNERSHIP TABLE

                              INDEPENDENT DIRECTORS


                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                          DOLLAR RANGE OF       SECURITIES IN ALL REGISTERED INVESTMENT
                                        EQUITY SECURITIES IN      COMPANIES OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                         EACH OF THE SERIES                   FUND COMPLEX
----------------                        --------------------    ---------------------------------------
Delayne Dedrick Gold
   Global Growth Series                   $10,001--$50,000                   Over $100,000
Robert E. La Blanc
   Global Growth Series--CL A             $10,001--$50,000                   Over $100,000
International Value Series--CL A            $1--$10,000
Robin B. Smith
   Global Growth Series                     $1--$10,000                      Over $100,000
   International Value Series             $10,001--$50,000
   International Equity Series              $1--$10,000
Stephen Stoneburn
   Global Growth Series                   $10,001--$50,000                   Over $100,000
Nancy H. Teeters                                 --                           $1--$10,000
Clay T. Whitehead
   International Equity Series--CL Z        $1--$10,000                      Over $100,000


                              INTERESTED DIRECTORS


                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                          DOLLAR RANGE OF       SECURITIES IN ALL REGISTERED INVESTMENT
                                        EQUITY SECURITIES IN      COMPANIES OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                             THE SERIES                      FUND COMPLEX
----------------                        --------------------    ---------------------------------------
Robert F. Gunia
   Global Growth Series--CL A                $1--$10,000                     Over $100,000
   Global Growth Series--CL Z             $10,001--$50,000
   International Value Series--CL Z       $10,001--$50,000
David R. Odenath, Jr.(1)
   International Value Series                $1--$10,000                     Over $100,000
Judy A. Rice
   International Value Series--CL Z          $1--$10,000                     Over $100,000



(1) Effective July 2, 2003, Mr. Odenath resigned as Director of the Fund.

       The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of December 31, 2002.


                              NAME OF OWNERS AND                    TITLE OF      VALUE OF    PERCENT OF
NAME OF DIRECTOR          RELATIONSHIPS TO DIRECTOR     COMPANY      CLASS       SECURITIES     CLASS
----------------          -------------------------     -------     --------     ----------   ----------
Delayne Dedrick Gold                 --                   --           --           --            --
Robert E. La Blanc                   --                   --           --           --            --
Robin B. Smith                       --                   --           --           --            --
Stephen Stoneburn                    --                   --           --           --            --
Nancy H. Teeters                     --                   --           --           --            --
Clay T. Whitehead                    --                   --           --           --            --

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


       As of December 12, 2003, the Directors and Officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of Common Stock of the Fund.

       As of December 12, 2003, the beneficial owners, directly or indirectly, of more than 5% of the outstanding Common Stock of the Fund were:



                                                                SERIES/                           NUMBER OF SHARES/
NAME                                ADDRESS                      CLASS                               % OF CLASS
----                                -------                     ------                            -----------------
                                                                                                                  /%

                                                                                                                  /%

                                                                                                                  /%

                                                                                                                  /%

                                                                                                                  /%

                                                                                                                  /%

                                                                                                                  /%

                                                                                                                  /%

                                                                                                                  /%



       As of December 12, 2003, Prudential Securities, a division of Wachovia Securities LLC (Prudential Securities) was the record holder for other beneficial owners of the following:

                                                      NUMBER OF SHARES/
SERIES/CLASS                                             % OF CLASS
------------                                        --------------------
Global Growth/A                                                       /%
Global Growth/B                                                       /%
Global Growth/C                                                       /%
Global Growth/Z                                                       /%
International Value/A                                                 /%
International Value/B                                                 /%
International Value/C                                                 /%
International Value/Z                                                 /%
International Equity/A                                                /%
International Equity/B                                                /%
International Equity/C                                                /%
International Equity/Z                                                /%

                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER


       The Manager of the Fund is Prudential Investments LLC (PI or the Manager), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Series is Managed--Manager" in each Series' Prospectus. As of September 30, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end
investment companies, with aggregate assets of approximately $   billion.

       PI is a wholly owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (the Transfer Agent or PMFS), an affiliate of the Manager, serves as the transfer agent and dividend-disbursing agent for the JennisonDryden Mutual Funds or Strategic Partners Funds complex and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.


       Pursuant to a Management Agreement with the Fund on behalf of each Series (the Management Agreement), the Manager, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

       PI will review the performance of any subadvisers and make recommendations to the Board of Directors with respect to the retention of the subadvisers, and the renewal of any subadvisory agreements. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank & Trust Company, the Fund's Custodian, and PMFS. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.


       For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .75% of Global Growth Series' average daily net assets; ..85 of 1% of International Equity Series' average daily net assets up to and including $300 million, .75 of 1% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70 of 1% of the average daily assets over $1.5 billion; and 1.00% of International Value Series' average daily net assets to $300 million and .95 of 1% of International Value Series' average daily net assets in excess of $300 million. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of a Series (including the fees of PI, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Series' business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which a Series' shares are qualified for offer and sale, the compensation due to PI will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PI will be paid by PI to the Fund. Currently, each Series believes that there are no such expense limitations.


       In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

       (1) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Independent Directors;

       (2) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

       (3) the costs and expenses payable to any Subadviser pursuant to any subadvisory agreement between the Manager and a Subadviser.

       Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses; (1) the fee payable to the Manager, (2) the fees and expenses of Independent Directors, (3) the fees and certain expenses of its Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (4) the charges and expenses of its legal counsel and independent auditors, (5) brokerage commissions, if any, and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (6) all taxes and corporate fees payable by the Fund to governmental agencies, (7) the fees of any trade association of which it is a member, (8) the cost of stock certificates representing its shares, (9) the cost of fidelity and liability insurance, (10) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of its registration statements and prospectuses for such purposes, and the fees and expenses of registration and notice filings made in accordance with state securities laws, (11) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing report, proxy statements and prospectuses to shareholders, (12) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of its business, and
(13) distribution and service fees.


       Each Management Agreement also provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

       Each Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon not more than 60 days' or less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.


       For the fiscal years ended October 31, 2003, 2002 and 2001, PI received management fees of $_______, $3,366,801 and 4,664,878, respectively, from Global Growth Series.

       For the fiscal years ended October 31, 2003, 2002 and 2001, PI received management fees of $_______, $4,116,269 and 5,088,917, respectively, from International Value Series.

       For the fiscal years ended October 31, 2003, 2002 and 2001, PI received management fees of $_______, $865,984 and 1,617,604, respectively, from International Equity Series.


       GLOBAL GROWTH SERIES. PI has entered into a Subadvisory Agreement with Jennison Associates LLC (Jennison). Jennison furnishes investment advisory services in connection with the management of the Global Growth Series. In connection therewith, Jennison is obligated to keep certain books and records of the Global Growth Series. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison's performance of such services. Jennison is paid by PI at an annual rate in the amount of .375% of the Global Growth Series' average daily net assets.

       INTERNATIONAL VALUE SERIES. PI has entered into a Subadvisory Agreement with Bank of Ireland Asset Management (U.S.) Limited (BIAM (U.S.) Limited). BIAM (U.S.) Limited furnishes investment advisory services in connection with the management of the International Value Series. In connection therewith, BIAM (U.S.) Limited is obligated to keep certain books and records of the International Value Series. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises BIAM (U.S.) Limited's performance of such services. BIAM (U.S.) Limited is paid by PI at an annual rate of .45% of the average daily net assets of the International Value Series up to and including $50 million, .40% of the average daily net assets of the International Value Series on the next $50 million, .30% of the average daily net assets of the International Value Series on the next $500 million, .28% of the average daily net assets of the International Value Series on the next $200 million, and .27% of the average daily net assets of the International Value Series over $800 million.


       INTERNATIONAL EQUITY SERIES. PI has entered into a Subadvisory Agreement with PIM. PIM furnishes investment advisory services in connection with the management of the International Equity Series. In connection therewith, PIM is obligated to keep certain books and records of the International Equity Series. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIM's performance of such services. Prior to PIM's appointment as new subadviser on December [DATE], 2003, Jennison was the subadviser and was supervised in the same manner as described for PIM, above. While PIM utilizes a core equity approach to investing that emphasises both growth stocks (stocks of companies whose earnings are expected to grow faster than other companies) and value stocks (stocks of companies believed to be undervalued), Jennison utilized a growth style of investing. Jennison was paid by PI at an annual rate of .60% of the average daily net assets of the International Equity Series up to and including $300 million, .50% of the average daily net assets of the International Equity Series in excess of $300 million and up to and including $1.5 billion, and .45% of the International Equity Series' average daily net assets over $1.5 billion. PIM is paid by the same schedule.


       Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Subadvisory Agreement may be terminated by the Fund, PI or the Adviser upon not more than 60 days' nor less than 30 days' written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved by the Board of Directors at least annually in accordance with the requirements of the 1940 Act. As discussed each Series' Prospectus, PI employs Subadvisers under a "manager-of-managers" structure that allows PI to replace the investment adviser or amend the Subadvisory Agreement without seeking shareholder approval.

(b) MATTERS CONSIDERED BY THE BOARD


       The Management and Subadvisory Agreements were last approved by the Board of Directors, including all of the Independent Directors on May 29, 2003 at a meeting called for that purpose. The Dryden International Equity Fund Subadvisory Agreement was approved by shareholders on [DATE]. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to each Series, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to each Series. The Board requested and evaluated reports from the Manager and the Subadvisers that addressed specific factors designed to inform the Board's consideration of these and other issues.

       With respect to the nature and quality of the services provided by the Manager and the Subadvisers, respectively, the Board considered the performance of each Series in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and Subadvisers. The Board reviewed the Manager's and the Subadvisers' use of brokers or dealers in fund transactions that provided research and other services to them, and the benefits derived by each Series from such services. The Board also considered the Manager's and Subadviser's reputation and their stated intentions with respect to their respective investment management capabilities in the management of the Fund. The Board considered each of the Manager's and Subadviser's stated commitment to maintenance of effective compliance programs for the Fund and their positive compliance history, as neither the Manager or Subadviser has been subject to any significant compliance problems.


       With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the Subadvisers and their affiliates from their association with each Series. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to each Series. The Board also considered that each Series' fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Subadvisers. In concluding that the direct and indirect benefits accruing to the Manager, the Subadviser and their affiliates, by virtue of their relationship to the each Series, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to each Series, the Board reviewed specific data as to the Manager's and the Subadvisers' profit or loss on each Series for the recent period and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the Subadvisers discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or Subadvisory fees. The Board understood that neither the Manager nor the Subadvisers use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management or advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Directors.

PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS


       Prudential Investment Management Services LLC (PIMS or the Distributor), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, acts as the distributor of the shares of the Series. See "How the Series is Managed--Distributor" in the Prospectus. PIMS is a subsidiary of Prudential.


       Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Fund on behalf of each Series pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Series' Class A, Class B and Class C shares. PIMS serves as the Distributor of the Class Z shares and incurs the expenses of distributing the Series' Class Z shares under the Distribution Agreement with the Fund, none of which are reimbursed by or paid for by any Series. See "How the Series is Managed--Distributor" in each Series' Prospectus.


       Each Series' Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares of such Series may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares of such Series. The Global Growth Series' Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares of such Series may be paid as a service fee and (2) .50 of 1% (not including the service fee) per annum of such Series' average daily net assets up to the level of average daily net assets as of February 26, 1986, plus .75 of 1% of the average daily net assets of the Class B shares of such Series in excess of such level may be used as compensation for distribution-related expenses with respect to the Class B shares of such Series. The International Value Series' Class B Plan and the International Equity Series' Class B Plan each provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares of such Series may be paid as a service fee and (2) .75 of 1% (not including the service fee) per annum of such Series' average daily net assets may be used as compensation for distribution-related expenses with respect to the Class B shares (asset-based sales charge). Each Series' Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares of such Series may be paid as a service fee and (2) .75 of 1% (not including the service fee) per annum of such Series' average daily net assets may be used as compensation for distribution-related expenses with respect to the Class C shares (asset-based sales charge).


       The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Series to which such Plan relates. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Series will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

       Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Series by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

       Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended.

       The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis dealers in consideration for the distribution, marketing, administrative and other services and activities provided by dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

GLOBAL GROWTH SERIES


       CLASS A PLAN. For the fiscal year ended October 31, 2003, PIMS received
payments of $     under the Class A Plan. These amounts were expended on
commission credits to Prudential Securities and Pruco Securities Corporation (Pruco), each of which is an affiliated broker-dealer, for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 2003, PIMS also
received approximately $    in initial sales charges.

       CLASS B PLAN. For the fiscal year ended October 31, 2003, PIMS received
payments of $    from the Series under the Class B Plan and spent approximately
$      , in distributing the Class B shares of the Series. It is estimated that of the latter amounts approximately $  ( %) was spent on printing and mailing
of prospectuses to other than current shareholders; $   (  %) on compensation to
Pruco for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related
expenses incurred by it for distribution of Class B shares; and $   (  %) in the
aggregate on (1) payments of commissions and account servicing fees to its
financial advisers $   (  %) and (2) an allocation on account of overhead and
other branch office distribution expenses $ ( %). The term "overhead and other branch office distribution related expenses" represents (1) the expenses of operating Pruco's and Prudential Securities' branch offices in connection with the sale of Series shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (2) the costs of client sales seminars, (3) expenses of mutual fund sales coordinators to promote the sale of Series shares and (4) other incidental expenses relating to branch promotion of Series sales.

       The Distributor also receives the proceeds of contingent deferred sales charges (CDSC) paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended October 31, 2003, PIMS received
approximately $   , in CDSC charges.

       CLASS C PLAN. For the fiscal year ended October 31, 2003, PIMS received
payments of $    from the Series under the Class C Plan and spent approximately
$    in distributing the Class C shares of the Series. It is estimated that of the latter amounts approximately $  ( %) was spent on printing and mailing of
prospectuses to other than current shareholders; $   (  %) on compensation to
Pruco for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related
expenses incurred by it for distribution of Class C shares; and $   (  %) in the
aggregate on (1) payments of commissions and account servicing fees to its
financial advisers $    (  %) and (2) an allocation on account of overhead and
other branch office distribution expenses $   (  %).

       The Distributor also receives the proceeds of CDSCs paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October
31, 2003, PIMS received CDSCs of approximately $   .

       For the fiscal year ended October 31, 2003, the Distributor also received
approximately $    in initial sales charges attributable to Class C shares.


INTERNATIONAL VALUE SERIES


       CLASS A PLAN. For the fiscal year ended October 31, 2003, PIMS received
payments of $    under the Class A Plan. These amounts were expended on
commission credits to Prudental Securites and Pruco for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 2003, PIMS also received
approximately $    in initial sales charges.

       CLASS B PLAN. For the fiscal year ended October 31, 2003, PIMS received
payments of $    from the Series under the Class B Plan and spent approximately,
$    in distributing the Class B shares of the Series. It is estimated that of
the latter amounts approximately $   (  %) was spent on printing and mailing of
prospectuses to other than current shareholders; $   (  %) on compensation to
Pruco for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related
expenses incurred by it for distribution of Class B shares; and $   (  %) in the
aggregate on (1) payments of commissions and account servicing fees to its
financial advisers $   (  %) and (2) an allocation on account of overhead and
other branch office distribution-related expenses $ ( %). The term "overhead and other branch office distribution-related expenses" represents (1) the expenses of operating Pruco's and Prudental Securities' branch offices in connection with the sale of Series shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (2) the costs of client sales seminars, (3) expenses of mutual fund sales coordinators to promote the sale of Series shares and (4) other incidental expenses relating to branch promotion of Series sales.

       The Distributor also receives the proceeds of CDSCs paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year
ended October 31, 2003, PIMS received approximately $    in CDSCs.

       CLASS C PLAN. For the fiscal year ended October 31, 2003, PIMS received
payments of $    from the Series under the Class C Plan and spent approximately
$    in distributing the Class C shares of the Series. It is estimated that of the latter amounts approximately $ ( %) was spent on printing and mailing of prospectuses to other than current shareholders; $ ( %) on compensation to Pruco for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related
expenses incurred by it for distribution of Class C shares; and $    (  %) in
the aggregate on (1) payments of commissions and account servicing fees to its
financial advisers $   (  %) and (2) an allocation on account of overhead and
other branch office distribution expenses $  ( %).

       The Distributor also receives the proceeds of CDSCs paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 2003, PIMS received CDSCs of approximately $ .

       For the fiscal year ended October 31, 2003, the Distributor also received
approximately $    in initial sales charges attributable to Class C shares.

INTERNATIONAL EQUITY SERIES

       CLASS A PLAN. For the fiscal year ended October 31, 2003, PIMS received
payments of $    under the Class A. Plan. These amounts were expended on
commission credits to Prudential Securities and Pruco for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 2003, PIMS also
received approximately $    in initial sales charges.

       CLASS B PLAN. For the fiscal year ended October 31, 2003, PIMS received
payments of $    from the Series under the Class B Plan and spent approximately,
$    in distributing the Class B shares of the Series. It is estimated that of the latter amounts approximately $  ( %) was spent on printing and mailing of
prospectuses to other than current shareholders; $   (  %) on compensation to
Pruco for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related
expenses incurred by it for distribution of Class B shares; and $   (  %) in the
aggregate on (1) payments of commissions and account servicing fees to its
financial advisers $   (  %) and (2) an allocation on account of overhead and
other branch office distribution-related expenses $ ( %). The term "overhead and other branch office distribution-related expenses" represents (1) the expenses of operating Pruco's and Prudential Securities' branch offices in connection with the sale of Series shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (2) the costs of client sales seminars, (3) expenses of mutual fund sales coordinators to promote the sale of Series shares and (4) other incidental expenses relating to branch promotion of Series sales.

       The Distributor also receives the proceeds of CDSCs paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year
ended October 31, 2003, PIMS received approximately $     in CDSCs.

       CLASS C PLAN. For the fiscal year ended October 31, 2003, PIMS received
payments of $    from the Series under the Class C Plan and spent approximately
$   in distributing the Class C shares of the Series. It is estimated that of the latter amounts approximately $  ( %) was spent on printing and mailing of
prospectuses to other than current shareholders; $   (  %) on compensation to
Pruco for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related
expenses incurred by it for distribution of Class C shares; and $   (  %) in the
aggregate on (1) payments of commissions and account servicing fees to its
financial advisers $    (  %) and (2) an allocation on account of overhead and
other branch office distribution expenses $  ( %).

       The Distributor also receives the proceeds of CDSCs paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October
31, 2003, PIMS received CDSCs of approximately $    .

       For the fiscal year ended October 31, 2003, the Distributor also received
approximately $   in initial sales charges attributable to Class C shares.


       In addition to distribution and service fees paid by each Series under the Class A, Class B and Class C plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

       NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a Series may not exceed .75 of 1% per class. The 6.25% limitation applies to a Series rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

FEE WAIVERS/SUBSIDIES

       PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares as described in each Series' prospectus. Fee waivers and subsidies will increase the Fund's total return.

OTHER SERVICE PROVIDERS


       State Street Bank and Trust Company (State Street), One Heritage Drive, North Quincy, MA 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

       Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. For the fiscal year
ended October 31, 2003, the Fund incurred fees of approximately $     for the
services of PMFS.

       PricewaterhouseCoopers LLP serves as the Fund's independent auditors and in that capacity audits the Fund's annual financial statements. The Audit Committee of the Board and the full Board approved the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending October 31, 2004.

CODE OF ETHICS


       The Board of Directors has adopted a Code of Ethics. In addition, the Manager, Subadvisers and Distributor have each adopted a Code of Ethics (collectively, the Codes). The Codes apply to access persons (generally persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

DESCRIPTION OF PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

       The Board of Directors of the Fund has delegated to the Fund's investment manager, PI the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (Subadvisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board of the Fund, including any Committee thereof established for that purpose.

       The Manager and the Board of Directors of the Fund view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board of Directors of the Fund views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board of Directors of the Fund maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

       The Manager delegates to a Series' Subadvisers the responsibility for voting the Series' proxies. Each Subadviser is expected to identify and seek to obtain the optimal benefit for the Series it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Series and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Series and the interests of the Subadviser or its affiliates. The Manager expects that each Subadviser will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that each Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission.

       A copy of the voting policies of the Series' Subadvisers is set forth in Appendix IV of this SAI.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


       The Manager is responsible for decisions to buy and sell securities, options and futures contracts for the Series, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities, options or futures on a national securities exchange or board of trade are effected through brokers or futures commission merchants who charge a negotiated commission for their services; on foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. The term "Manager" as used in this section includes the Subadvisers.

       In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's commission or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Series will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal. Thus, they will not deal in over-the-counter securities with Prudential Securities acting as market maker, and they will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of a Series' order.

       Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the 1940
Act), except in accordance with rules of the Commission. This limitation, in the opinion of each Series, will not significantly affect the Series' ability to pursue its present investment objective. However, in the future, in other circumstances, a Series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

       In placing orders for portfolio securities of the Series, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Series will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Series, the Manager or its clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Series may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Series, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Series. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager is authorized to pay higher commissions on brokerage transactions for the Series to brokers, dealers or futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors.

       Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Series, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934 (as amended), Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Series unless the Series has expressly authorized the retention of such compensation. Prudential Securities must furnish to each Series at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for such Series during the applicable period. Brokerage transactions with PSI (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

       The table presented below shows certain information regarding the payment of commissions by GLOBAL GROWTH SERIES, including the amount of such commissions paid to Prudential Securities, an affiliated broker, for the three year period ended October 31, 2003, 2002 and 2001.



                                                                                    FISCAL YEARS ENDED OCTOBER 31,
                                                                                  2003            2002             2001
                                                                                  ----            ----             ----
Total brokerage commissions paid by the Series                                  $             $   1,078,985     $ 1,160,348
Total brokerage commissions paid to Prudential Securities                       $             $           0     $         0
Percentage of total brokerage commissions paid to Prudential Securities                  %                0%              0%
Percentage of total dollar amount of transactions involving
   commissions that were effected through Prudential Securities                          %                0%              0%



       The table presented below shows certain information regarding the payment of commissions by INTERNATIONAL VALUE SERIES, including the amount of such commissions paid to Prudential Securities and J. & E. Davy, both of which are affiliated brokers, for the three year period ended October 31, 2003, 2002 and 2001.



                                                                                    FISCAL YEARS ENDED OCTOBER 31,
                                                                                  2003            2002             2001
                                                                                  ----            ----             ----
Total brokerage commissions paid by the Series                                  $             $     364,112     $   561,596
Total brokerage commissions paid to Prudential Securities                       $             $           0     $         0
Percentage of total brokerage commissions paid to Prudential Securities                  %                0%              0%
Percentage of total dollar amount of transactions involving
   commissions that were effected through Prudential Securities                          %                0%              0%
Total brokerage commissions paid to J. & E. Davy                                $             $                 $
Percentage of total brokerage commissions paid to J. & E. Davy                           %                 %               %
Percentage of total dollar amounts of transactions involving
   commissions that were effected through J. & E. Davy                                   %                 %               %



      The table presented below shows certain information regarding the payment of commissions by INTERNATIONAL EQUITY SERIES, including the amount of such commissions paid to Prudential Securities, an affiliated broker, for the three-year period ended October 31, 2003, 2002 and 2001.



                                                                                     FISCAL PERIODS ENDED OCTOBER 31
                                                                                  2003            2002             2001
                                                                                  ----            ----             ----
Total brokerage commissions paid by the Series                                  $             $     541,532     $   641,611
Total brokerage commissions paid to Prudential Securities                       $             $           0     $         0
Percentage of total brokerage commissions paid to Prudential Securities                  %                0%              0%
Percentage of total dollar amount of transactions involving
   commissions that were effected through Prudential Securities                          %                0%              0%



       The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents during their most recent fiscal year. As of October 31, 2003, the Fund held securities of:



BROKER-DEALER                                                              VALUE
--------------                                                             -----
[FUND ADMIN TO PROVIDE]

                         CAPITAL STOCK AND ORGANIZATION


       THE FUND IS AUTHORIZED TO ISSUE 1.5 BILLION SHARES OF COMMON STOCK, $.01 PER SHARE WHICH ARE CURRENTLY DIVIDED INTO THREE PORTFOLIOS OR SERIES, GLOBAL GROWTH SERIES, INTERNATIONAL VALUE SERIES, AND INTERNATIONAL EQUITY SERIES, EACH OF WHICH CONSISTS OF 500 MILLION AUTHORIZED SHARES. THE SHARES OF EACH SERIES ARE DIVIDED INTO FOUR CLASSES, DESIGNATED AS CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. Each class of shares represents an interest in the same assets of each Series and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Series is Managed--Distributor" in each Series' Prospectus.


       The Articles of Incorporation further provide that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles of Incorporation permit the Directors to provide for the indemnification of Directors, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

       The Fund shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination by action of the shareholders or by the Directors by written notice to the shareholders.

       Pursuant to the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Directors have no intention of authorizing additional series at the present time.

       The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                PURCHASE, REDEMPTION AND PRICING OF SERIES SHARES


       Shares of a Series may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares and Class C shares) or (2) on a deferred basis (Class B and Class C shares or Class A shares in certain circumstances). Class Z shares of the Series are offered to a limited group of investors at net asset value without any sales charges. See "How to Buy, Sell and Exchange Shares of the Series--How to Buy Shares" in the Prospectus.


       Each class represents an interest in the same assets of such Series and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors.


       PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, series and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given to you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential World Fund, Inc., Global Growth Series, International Value Series or International Equity Series, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).


       If you arrange for receipt by State Street of federal funds prior to the calculation of net asset value (NAV) (4:00 p.m. New York time), on a business day, you may purchase shares of a Series on that day. See "Net Asset Value."


       In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential World Fund, Inc., Global Growth Series, International Value Series or International Equity Series, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


       ISSUANCE OF FUND SHARES FOR SECURITIES. Transactions involving the issuance of Series shares for securities (rather than cash) will be limited to
(1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Series, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) is approved by a Series' investment adviser.

SPECIMEN PRICE MAKE-UP


       Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum initial sales charge of 5%, Class C* shares are sold with a 1% initial sales charge and Class B* and Class Z shares are sold at net asset value. Using each Series' net asset value at October 31, 2003, the maximum offering price of the Series' shares is as follows:



                                                                      GLOBAL             INTERNATIONAL          INTERNATIONAL
                                                                  GROWTH SERIES           VALUE SERIES          EQUITY SERIES
                                                                 ---------------        ---------------        ---------------
CLASS A
Net asset value and redemption price
   per Class A share                                           $                      $                      $
Maximum initial sales charge (5% of offering price)
                                                               --------------------   --------------------   --------------------
Maximum offering price to public                               $                      $                      $
                                                               ====================   ====================   ====================

CLASS B
Net asset value, offering price and redemption price
   per Class B share*                                          $                      $                      $
                                                               ====================   ====================   ====================

                                                                      GLOBAL             INTERNATIONAL          INTERNATIONAL
                                                                  GROWTH SERIES           VALUE SERIES          EQUITY SERIES
                                                                 ---------------        ---------------        ---------------
CLASS C
Net asset value and redemption price per
   Class C share*                                              $                      $                      $
Initial sales charge (1% of offering price)
                                                               --------------------   --------------------   --------------------
Maximum offering price to public                               $                      $                      $
                                                               ====================   ====================   ====================

CLASS Z
Net asset value, offering price and redemption
   price per Class Z share                                     $                      $                      $
                                                               ====================   ====================   ====================


----------

*  Class B and Class C shares are subject to a contingent deferred sales charge
   (CDSC) on certain redemptions. Class A shares may, in certain circumstances, be subject to a CDSC on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Series--How to Sell Your Shares--Contingent Deferred Sales Charges" in each Series' Prospectus.


SELECTING A PURCHASE ALTERNATIVE

       The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to each Series:

       If you intend to hold your investment in the Series for less than 7 years and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class C shares over either Class A or Class B shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period.

       If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B shares over either Class A or Class C shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares.

       If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. See "Reduction and Waiver of Initial Sales Charge--Class A Shares" below. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase. In addition, if you purchase $1 million or more of Class A shares, you are not subject to an initial sales charge, but you are subject to a 1% CDSC on shares sold within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.

       If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

       BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, if they meet the required minimum for amount of assets, average account balance and number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

       PURCHASE OF $1 MILLION OR MORE OF CLASS A SHARES. In addition, if you purchase $1 million or more of Class A shares, you are not subject to an initial sales charge, but you are subject to a 1% CDSC on shares sold within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


       OTHER WAIVERS. In addition, Class A shares may be purchased without the initial sales charge (at NAV), through the Distributor or the Transfer Agent, by:


       - officers of the Prudential Securities (including the Fund);

       - employees of the Distributor, Prudential Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent;

       - employees of subadvisers of the Prudential Securities, provided that purchases at NAV are permitted by such person's employer;


       - Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries;

       - members of the Board of Directors of Prudential;


       - real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Pruco or with the Transfer Agent;


       - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer;


       - investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, (the Internal Revenue Code) deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase;


       - investors in Individual Retirement Accounts (IRAs), provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution;

       - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs); and

       - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

       Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in a Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

       For an investor to obtain any reduction or waiver of the initial sales charge, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.


       COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of a Series concurrently with Class A shares of other Jennison Dryden Mutual Funds or Strategic Partners Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy, Sell and Exchange Shares of the Fund--Step 2:
Choose a Share Class--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus. See the table of break points under "How to Buy, Sell and Exchange Shares of the Series--Reducing or Waiving Class A's Initial Sales Charge" in each Series Prospectus.

       An eligible group of related Series investors includes any combination of the following:

       - an individual;

       - the individual's spouse, his or her children and his or her parents;

       - the individual's and spouse's IRA;

       - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

       - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

       - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

       - one or more employee benefit plans of a company controlled by an individual.

       In addition, an eligible group of related Series investors may include the following: an employer (or group of related employers) and one or more retirement plans of such employer or employers. An employer controlling, controlled by or under common control with another employer is deemed related to that employer.


       The Transfer Agent, the Distributor or dealer must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege described in this subsection does not apply to individual participants in any retirement or group plans.

       LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the investment, within a thirteen-month period, of a specified dollar amount in the Series or other JennisonDryden Mutual Funds or Strategic Partners Funds.

       For purposes of the Letter of Intent, all shares of each Series and shares of other JennisonDryden Mutual Funds or Strategic Partners Funds (excluding money market funds, other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through your dealer will not be aggregated to determine the reduced sales charge.


       A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investment made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.

       The Letter of Intent does not obligate the investor to purchase, nor a Series to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charges otherwise applicable to the investments made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Series pursuant to a Letter of Intent should carefully read such Letter of Intent.

       The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings.

CLASS B AND CLASS C SHARES

       The offering price of Class B shares is the NAV next determined following receipt of an order by the Transfer Agent, your dealer or the Distributor. Class C shares are sold at a maximum sales charge of 1%. Redemptions of Class B and Class C shares may be subject to a CDSC. See "Contingent Deferred Sales Charges."

       The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Series to sell Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Series is Managed--Distributor" in each Series' Prospectus. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

       BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.


       INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include (1) investors purchasing shares through an account at Prudential Securities, (2) investors purchasing shares through a COMMAND Account or an Investor Account with Pruco, and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

       OTHER. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.


CLASS Z SHARES

       Class Z shares of each Series currently are available for purchase by the following categories of investors:

       - Benefit Plans, provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;

       - participants in any fee-based program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Series is an available option;


       - certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden Mutual Funds or Strategic Partners Funds complex are an available investment option;

       - Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996,
         (1) were Class Z shareholders of the Prudential mutual funds or (2) executed a letter of intent to purchase Class Z shares of the JennisonDryden Mutual Funds or Strategic Partners Funds.

       - current and former Directors/Trustees of the JennisonDryden Mutual Funds or Strategic Partners Funds complex (including the Fund);

       - employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee saving plan and;


       - Prudential with an investment of $10 million or more.

       In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons that distribute shares a finder's fee, from its own resources, based on appreciation of the net asset value of shares sold by such persons.


       Class Z shares of a Series may also be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, provided that (1) the plan purchases shares of the Series pursuant to an investment management agreement with The Prudential Insurance Company of America or its affiliates, (2) the Series is an available investment option under the agreement and (3) the plan will participate in the PruArray and SmartPath Programs (benefit plan recordkeeping services) sponsored by PMFS. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code.

       RIGHTS OF ACCUMULATION. Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Series and shares of other JennisonDryden Mutual Funds or Strategic Partners Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of the JennisonDryden Mutual Funds or Strategic Partners Funds complex. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.


       The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES

       You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent. See "Net Asset Value" below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a dealer, your dealer must receive your sell order before a Series computes its NAV for that day (that is, 4:00 p.m. New York Time) in order to receive that day's NAV. Your dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Series.


       If you hold shares of a Series through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.


       If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your dealer in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor or to your dealer.

       Payment for redemption of recently purchased shares will be delayed until the Series or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

       EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Series prior to 4:00 p.m. New York Time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in each Series' Prospectus regarding redemption of shares. For more information, see "How to Buy, Sell and Exchange Shares of the Series--Telephone Redemptions and Exchanges" in each Series' Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

       SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or
(4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.


       Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your dealer of the certificate and/or written request, except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your account at your dealer, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange (NYSE) is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or
(4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.


       REDEMPTION IN KIND. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Series may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "Net Asset Value" below. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which each Series is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Series during any 90-day period for any one shareholder.

       INVOLUNTARY REDEMPTION. In order to reduce expenses of each Series, the Fund may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Series will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

       90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Series and account at the NAV next determined after the order is received, which must be within 90 days after the date of redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent either directly or through the Distributor of your dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGES


       Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge, however, is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


       Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months, in the case of Class A shares (in certain cases), six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price of the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchase or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

       The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

       The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                                              CONTINGENT DEFERRED SALES
                                                                               CHARGE AS A PERCENTAGE
                                YEAR SINCE PURCHASE                            OF DOLLARS INVESTED OR
                                   PAYMENT MADE                                  REDEMPTION PROCEEDS
          ---------------------------------------------------------------    -----------------------------
          First                                                                          5.0%
          Second                                                                         4.0%
          Third                                                                          3.0%
          Fourth                                                                         2.0%
          Fifth                                                                          1.0%
          Sixth                                                                          1.0%
          Seventh                                                                       None

       In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 18 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

       For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

       For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS A SHARES.


       Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. This charge, however, is waived for all such Class A shareholders except for those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES.

       The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

       The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.


       Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in JennisonDryden Mutual Funds or Strategic Partners Funds, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.


SYSTEMATIC WITHDRAWAL PLAN.

       The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase, or for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The systematic withdrawal plan is not available to participants in certain retirement plans. Please contact PMFS for more details.

       In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

       You must notify the Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to a waiver of the CDSC. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent or your broker will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                                    REQUIRED DOCUMENTATION
Death                                                 A copy of the shareholder's death certificate or,
                                                      in the case of a trust, a copy of the grantor's
                                                      death certificate, plus a copy of the trust
                                                      agreement identifying the grantor.

Disability--An individual will be considered          A copy of the Social Security Administration award
disabled if he or she is unable to engage in any      letter or a letter from a physician on the
substantial gainful activity by reason of any         physician's letterhead stating that the
medically determinable physical or mental             shareholder is permanently disabled. (In the case
impairment which can be expected to result in         of a trust, a copy of the trust agreement
death or to be of long-continued and indefinite       identifying the grantor will be required as well).
duration.                                             The letter must also indicate the date of
                                                      disability.

CATEGORY OF WAIVER                                    REQUIRED DOCUMENTATION
Distribution from an IRA or 403(b) Custodial          A copy of the distribution form from the custodial
Account                                               firm indicating (i) the date of birth of the
                                                      shareholder and (ii) that the shareholder is over
                                                      age 59 1/2 and is taking a normal
                                                      distribution--signed by the shareholder.

Distribution from Retirement Plan                     A letter signed by the plan administrator/Director
                                                      indicating the reason for the distribution.

Excess Contributions                                  A letter from the shareholder (for an IRA) or the
                                                      plan administrator/Director on company letterhead
                                                      indicating the amount of the excess and whether or
                                                      not taxes have been paid.

       The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.


WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES


       BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

       Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

       Since each Series tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) eligible to convert to Class A shares (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

       For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

       Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

       For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


       Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.


       The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

       Upon the initial purchase of a Series' shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. There is no charge to the investor for the issuance of a certificate. Each Series makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

       For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at the net asset value per share at the close of business on the record date. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. The reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distribution will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE


       Each Series makes available to its shareholders the privilege of exchanging their shares of the Series for shares of certain other JennisonDryden Mutual Funds or Strategic Partners Funds (the Exchange Privilege), including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden Mutual Funds or Strategic Partners Funds may also be exchanged for shares of a Series. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of JennisonDryden Mutual Funds or Strategic Partners Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.


       It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

       In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Series at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of

8:00 a.m. and 8:00 p.m. New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Series nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


       If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.


       If you hold certificates, the certificates must be returned in order for the shares to be exchanged. See "Purchase, Redemption and Pricing of Series Shares--Sale of Shares" above.

       You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia,
PA 19101.

       In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to PMFS at the address noted above.

       CLASS A. Shareholders of a Series may exchange their Class A shares for Class A shares of Prudential Short-Term Corporate Bond Fund and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential mutual funds participating in the Exchange Privilege.

       The following money market funds participate in the Class A Exchange
Privilege:


              Dryden California Municipal Fund
                 (California Money Market Series)

              Dryden Government Securities Trust
                 (Money Market Series)
                 (U.S. Treasury Money Market Series)

              Dryden Municipal Series Fund
                 (New Jersey Money Market Series)
                 (New York Money Market Series)

              MoneyMart Assets (Class A Shares)
              Dryden Tax-Free Money Fund


       CLASS B AND CLASS C. Shareholders of a Series may exchange their Class
B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

       Class B and Class C shares of a Series may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Series, such shares may be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Series from a money market fund during the month (and are held in a Series at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

       At any time after acquiring shares of other funds participating in the Class B and Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B and Class C shares of a Series, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.


       CLASS Z. Class Z shares may be exchanged for Class Z shares of other JennisonDryden Mutual Funds or Strategic Partners Funds.

       SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV without the sales charge (see "Purchase, Redemption and Pricing of Series Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" above) and for shareholders who qualify to purchase Class Z shares (see "Purchase, Redemption and Pricing of Series Shares--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account who qualifies to purchase Class A shares of any JennisonDryden Mutual Fund or Strategic Partners Fund at NAV (without the initial sales charge) will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Pruco or another broker that they are eligible for this special exchange privilege. Effective June 16, 2003, the special exchange privilege that allows eligible Class B or Class C shareholders to exchange their shares for Class A shares will be discontinued.

       Participants in any fee-based program for which a Series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which the Series' Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities' 401(k) Plan following separation from service (I.E., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.


       Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Series' Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including a Series, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

       Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


       Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averaged around $24,728 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university in ten years.(1)

       The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

          PERIOD OF
          MONTHLY
          INVESTMENTS:                                 $100,000     $150,000     $200,000      $250,000
          ------------                                 --------     --------     --------      --------
          25 Years                                     $    105     $    158     $    210      $    263
          20 Years                                          170          255          340           424
          15 Years                                          289          433          578           722
          10 Years                                          547          820        1,093         1,366
          5 Years                                         1,361        2,041        2,721         3,402
          See "Automatic Investment Plan (AIP)."

----------

    (1) Source: The College Board TRENDS IN COLLEGE PRICING 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year.

    (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Series. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

       Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Series by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of such Series. The investor's bank must be a member of the Automatic Clearing House System.

       Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN


       A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemptions in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Series--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of each Series.


       In the case of shares held through the Transfer Agent, (1) a $10,000 minimum account value applies, (2) systematic withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions" above.

       The Transfer Agent, the Distributor or the shareholder's broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawals. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

       Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

       Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to
(1) the purchase of Class A shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan. The systematic withdrawal plan is not available to participants in certain retirement plans. Please contact PMFS for more details.

TAX-DEFERRED RETIREMENT PLANS


       Various tax-deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.


       Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

       INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 38.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)

               CONTRIBUTIONS                                            PERSONAL
               MADE OVER:                                                SAVINGS           IRA
               -------------                                           ----------      ----------
               10 years                                                $   26,283      $   31,291
               15 years                                                    44,978          58,649
               20 years                                                    68,739          98,846
               25 years                                                    98,936         157,909
               30 years                                                   137,316         244,692

----------
(1) The chart is for illustrative purposes only and does not represent the performance of a Series or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS


       From time to time, a Series may be included in a mutual fund program with other JennisonDryden Mutual Funds or Strategic Partners Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, such as to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Series may waive or reduce its minimum initial investment requirements in connection with such a program.

       The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Pruco Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                 NET ASSET VALUE

       Each Series' net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The

Directors have fixed the specific time of day for the computation of each Series' net asset value to be as of 4:00 p.m. New York time.

       Under the 1940 Act, the Directors are responsible for determining in good faith the fair value of securities of each Series. In accordance with procedures adopted by the Directors, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the applicable Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the applicable Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indexes traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the Manager under procedures established by and under the general supervision of the Fund's Board of Directors.

       Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or the Valuation Committee or the Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

       Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAVs of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAVs of Class A, Class B and Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAVs of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS


       Each Series has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code for each taxable year. Accordingly, a Series must, among other things, (1) derive at least 90%
of its gross income from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of its assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of such Series' assets, and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) and (3) distribute to its shareholders at least 90% of its net investment income and net short-term capital gains ( that is, the excess of net short-term capital gains over net long-term capital losses) in each year. These requirements may limit a Series' ability to invest in other types of assets. For federal income tax purposes, the Fund had a capital loss carryforward as of
October 31, 2003, of $     which expires     .


       As a regulated investment company, a Series will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided (among other things) that at least 90% of the Funds' net investment income (including net short-term capital gains) other than long-term capital gains earned in the taxable year is distributed. Each Series intends to distribute annually to its shareholders all of its taxable net investment income, which includes dividends, interest and any net short-term capital gains in excess of net long-term capital losses. The Board of Directors of the Fund will determine once a year whether to distribute any net long-term capital gains in excess of any net short-term capital losses. In determining the amount of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains. A 4% nondeductible excise tax will be imposed on a Series to the extent such Series does not meet certain distribution requirements by the end of each calendar year.

       Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time a Series accrues income, expenses or other liabilities denominated in a foreign currency and the time such Series actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss for federal income tax purposes. Similarly, gains or losses on the disposition of debt securities held by a Series, if any, denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.


       Gains or losses on sales of securities by a Series will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by a Series on securities lapses or is terminated through a closing transaction, such as a purchase by a Series of the option from its holder, a Series will generally realize short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by such Series in the closing transaction. If securities are sold by a Series pursuant to the exercise of a call option written by it, such Series will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Series' transactions may be subject to wash sale straddle, constructive sale and short sale provisions of the Internal Revenue Code which may, among other things, require such Series to defer losses, recognize gain or cause gain to be treated as short-term capital gain and taxed at ordinary income rates rather than long-term capital gain rates. In addition, debt securities acquired by a Series may be subject to original issue discount rules which may, among other things, cause such Series to accrue income in advance of the receipt of cash with respect to interest and market discount rules which may, among other things, cause gains to be treated as ordinary income.


       Special rules apply to most options on stock indexes, certain futures contracts and options thereon, and foreign currency forward contracts in which the Series may invest. See "Investment Objectives and Policies" in each Series' prospectus. These investments generally will constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Series' taxable year, that is, treated as having been sold at their fair market value on the last day of the Series' taxable year. Except with respect to foreign currency forward contracts, sixty percent of any capital gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will generally be treated as short-term capital gain or loss. Foreign currency forward contract gain or loss will be recognized as ordinary income or loss.

       Foreign currency forward contracts, options and futures contracts entered into by a Series may create "straddles" for federal income tax purposes, which may result in the deferral of losses on positions held by the Series to the extent of any unrecognized gain on offsetting positions held by the Series.


       A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Series acquires and holds stock in a PFIC beyond the end of the year of its acquisition, such Series will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if such Series distributes the PFIC income as a taxable dividend to its shareholders. If a Series elects to treat any PFIC in which it invests as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, such Series will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to such Series; those amounts would be subject to the distribution requirements applicable to such Series described above. Because the election to treat a PFIC as a qualifying electing fund cannot be made without the provision of certain information by the PFIC, a Series may not be able to make such an election. If a Series does not or cannot elect to treat such a PFIC as a "qualified electing fund," such Series can make a "mark-to-market" election, I.E., treat the shares of the PFIC as sold on the last day of such Series' taxable year, and thus avoid the special tax and interest charge. The gains a Series recognizes from the mark-to-market election would be included as ordinary income in the net investment income such Series must distribute to shareholders, notwithstanding that such Series would receive no cash in respect of such gains. Any loss from the mark-to-market election may be recognized by the Series to the extent of its previously reported mark-to-market gains. In addition, notwithstanding any election the U.S. shareholder makes with regard to a Series' shares, dividends that the U.S. shareholder receives from the Series will not be eligible for the special tax rates applicable to qualified dividend income (as discussed below) if the Series is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

       Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum tax rate of 15%. However, the amount of dividend income that may be so designated by the Series will generally be limited to the aggregate of the eligible dividends received by the Series. In addition, the Series must meet certain holding period requirements with respect to the shares on which the Series received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Series shares. Dividends of net investment income that are not designated as qualified dividend income and distributions of net short-term capital gains will be taxable to shareholders at rates applicable to ordinary income. Dividends of net investment income will be taxable to a U.S. shareholder regardless of whether such shareholder receives such dividends in additional shares or in cash.


       Dividends received from a Series will be eligible for the dividends-received deduction for corporate shareholders only to the extent that a Series' income is derived from certain dividends received from domestic corporations. The amount of dividends qualifying for the dividends-received deduction will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of a Series' taxable year. Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains regardless of whether the shareholder receives such distribution in additional shares or in cash and regardless of how long the shareholder has held a Series' shares, and will not be eligible for the dividends-received deduction for corporations. Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Series on the reinvestment date.

       Any dividends or capital gains distributions received by a shareholder will have the effect of reducing the net asset value of the Series' shares by the exact amount of the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of a dividend or capital gains distribution, such dividend or capital gains distribution, although constituting a return of capital, will be taxable as described above. Prior to purchasing shares of the Series, therefore, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

       Any loss realized on a sale, redemption or exchange of shares of the Series by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

       If a shareholder who acquires shares of the Series sells or otherwise disposes of such shares within 90 days of acquisition, certain sales charges incurred in acquiring such shares may not be included in the basis of such shares for purposes of calculating gain or loss realized upon such sale or disposition.

       Distributions of net investment income made to a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, foreign corporation or foreign partnership (a foreign shareholder) generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder and the shareholder complies with certain filing requirements. Gains realized upon the sale or redemption of shares of the Series by a foreign shareholder and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States. In the case of a foreign shareholder who is a nonresident alien individual, the Series may be required to withhold U.S. federal income tax at the rate of 31% of distributions of net long-term capital gains unless IRS Form W-8 is provided. If distributions are effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of net investment income and net long-term capital gains will generally be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences resulting from their investment in the Series.

       Income received by the Series from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Series' assets to be invested in various countries is not known.

       If the Series is liable for foreign taxes, the Series expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign income taxes paid, but there can be no assurance that the Series will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Series' total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Series will be eligible and may file an election with the Internal Revenue Service to "pass-through" to the Series' shareholders the amount of foreign income taxes paid by the Series. Pursuant to this election shareholders will be required to:
(1) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the Series; (2) treat their pro rata share of foreign income taxes as paid by them; and (3) either deduct their pro rata share of foreign income taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a foreign shareholder may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. Accordingly, a foreign shareholder may recognize additional taxable income as a result of the Series' election to pass through the foreign taxes to shareholders. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.

       Each shareholder will be notified within 60 days after the close of the Series' taxable year whether the foreign income taxes paid by the Series will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign income taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

       The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A or Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares.

       Distributions may be subject to additional state and local taxes. Shareholders are advised to consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in the Series.

                             PERFORMANCE INFORMATION

       AVERAGE ANNUAL TOTAL RETURN. A Series may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

       Average annual total return is computed according to the following formula:

                        P(1+T) (TO THE POWER OF n) = ERV

Where:   P = a hypothetical initial payment of $1,000.
         T = average annual total return.
         n = number of years.
         ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
               (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

       Average annual total return takes into account any applicable initial or contingent deferred sales charge but does not take into account any federal or state income taxes that may be payable upon redemption.


       GLOBAL GROWTH SERIES: The average annual total return for Class A shares for the one year, five year and since-inception periods ended October 31, 2003
was    %,    % and    %, respectively. The average annual total return with
respect to the Class B shares of Global Growth series for the one, five and ten
year periods ended on October 31, 2003 was    %,    % and    %, respectively.
The average annual total return for Class C shares for the one year, five year
and since-inception (August 1, 1994) periods ended October 31, 2003 was     %,
    % and     %, respectively. The average annual total return for Class Z shares of Global Growth series for the one year, five year and since-inception
(March 1, 1996) periods ended October 31, 2003 was    %,    % and    %,
respectively.

       INTERNATIONAL VALUE SERIES: The average annual total return for Class A, Class B and Class C shares for the one-year period ended October 31, 2003 was
    %,    % and    %, respectively. The average annual total return for Class A,
Class B and Class C shares for the five year period ended October 31, 2003 was
   %,    % and    % respectively. The average annual total return for Class A,
Class B and Class C shares for the since-inception (September 23, 1996) period
ended October 31, 2003 was   %,   % and   %, respectively. The average annual
total return for Class Z shares for the one-year, five year and since-inception
(November 5, 1992) periods ended October 31, 2003 was    %,    % and    %,
respectively.

       INTERNATIONAL EQUITY SERIES: Class A, Class B, Class C and Class Z shares were first offered on March 1, 2000. The average annual total return for Class A, Class B, Class C and Class Z shares for the one year period ended October 31,
2003 was     %,     %,     % and     %, respectively. The average annual total
return for Class A, Class B, Class C and Class Z shares for the since-inception
period (March 1, 2000) ended October 31, 2003 was     %,     %,    % and    %,
respectively.


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND AFTER TAXES ON DISTRIBUTION AND REDEMPTION)

       Average annual total return (after taxes on distributions and after taxes on distributions and redemption) take into account any applicable initial or contingent deferred sales charges and take into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

       Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T) (TO THE POWER OF n)= ATV (SUB D)

Where:   P = a hypothetical initial payment of $1,000.
         T = average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).
         n = number of years.
         ATV (SUB D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

       Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                    P(1+T) (TO THE POWER OF n)= ATV (SUB DR)

Where:   P = a hypothetical initial payment of $1,000.
         T = average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).
         n = number of years.
         ATV (SUB DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption.

       AGGREGATE TOTAL RETURN. A Series may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

       Aggregate total return represents the cumulative change in the value of an investment in the Series and is computed according to the following formula:

                                      ERV-P
                                    ---------
                                        P

Where:   P = a hypothetical initial payment of $1,000.
         ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
               (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

       Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


       GLOBAL GROWTH SERIES: The aggregate total return with respect to the Class A shares of Global Growth Series for the one year, five year and
since-inception periods ended October 31, 2003 was    %,     % and     %,
respectively. The aggregate total return with respect to the Class B shares of Global Growth Series for the one, five and ten year periods ended on October 31,
2003 was     %,     % and    %, respectively. The aggregate total return for
Class C shares for the one-year, five year and since-inception (August 1, 1994)
periods ended October 31, 2003 was     %,     % and    %, respectively. The
aggregate total return for Class Z shares of Global Growth Series for the one-year, five year and since-inception (March 1, 1996) periods ended October
31, 2003 was    %,    % and    %, respectively.

       INTERNATIONAL VALUE SERIES: The aggregate total return with respect to the Class A shares of International Value Series for the one year, five year,
and since-inception (September 23, 1996) periods ended October 31, 2003 was   %,
    % and    %, respectively. The aggregate total return with respect to the
Class B shares of the International Value Series for the one year, five year and
since-inception (September 23, 1996) periods ended on October 31, 2003 was    %,
    % and     %, respectively. The aggregate total return with respect to the
Class C shares of the

Series for the one year, five year and since-inception (September 23, 1996)
periods ended on October 31, 2003 was    %,    % and    %, respectively. The
aggregate total return for Class Z shares for the one year, five year and
since-inception (November 5, 1992) periods ended October 31, 2003 was    %,   %
and    %, respectively.

       INTERNATIONAL EQUITY SERIES: Class A, Class B, Class C and Class Z shares were first offered on March 1, 2000. The annual return for Class A, Class B, Class C and Class Z shares for the one-year period ended October 31, 2003 was
   %,    %,    % and    %, respectively. The annual return for Class A, Class B,
Class C and Class Z shares for the since-inception (March 1, 2000) period ended
October 31, 2003 was    %,    %,    % and    %, respectively.


       ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

       From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

       From time to time, the performance of a Series may be measured against various indexes. Set forth below is a chart which compares the performance of different types of investments over the long term with the rate of inflation.(1)

[CHART]

                    PERFORMANCE COMPARISON OF DIFFERENT TYPES
                        OF INVESTMENTS OVER THE LONG-TERM
                             (12/31/1926-12/31/2002)

                    Common Stocks          10.2%
                    Long-Term Gov't Bonds   5.5%
                    Inflation               3.1%

----------
(1)Source: Ibbotson Associates. Used with permission. All rights reserved.
           Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                              FINANCIAL STATEMENTS


       The Fund's financial statements for the fiscal year ended October 31, 2003, incorporated into this SAI by reference to the Funds' 2003 annual report to shareholders (File No. 811-03981), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on authority of said firm as experts in auditing and accounting.


       You may obtain a copy of each Series' annual report at no charge by request to the Fund by calling (800) 225-1852, or by writing to the Fund at 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102.

                   APPENDIX I--DESCRIPTION OF SECURITY RATINGS


MOODY'S INVESTORS SERVICE, INC.


DEBT RATINGS

       Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than that of Aaa securities.

       A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

       Baa: Bonds which are rated Baa are considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

SHORT-TERM DEBT RATINGS

       Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

       PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       - Leading market positions in well-established industries.

       - High rates of return on funds employed.

       - Conservative capitalization structure with moderate reliance on debt and ample protection.

       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       - Well-established access to a range of financial markets and assured sources of alternative liquidity.

       PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liability is maintained.

       MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

       MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

STANDARD & POOR'S RATINGS SERVICES

LONG-TERM ISSUE CREDIT RATINGS

       AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligator's capacity to meet its financial commitment on the obligation is extremely strong.

       AA: An obligation rated AA differs from the highest-rated obligations only in small degrees. The obligator's capacity to meet its financial commitment on the obligation is extremely strong.

       A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligator's capacity to meet its financial commitment on the obligation is still strong.

       BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

       PLUS (+) OR MINUS (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

       A-1: The designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

       A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

NOTES RATINGS

       An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

       - Amortization schedule--the longer the final maturity relative to other maturities the more likely it will be treated as a note.

       - Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

NOTE RATING SYMBOLS ARE AS FOLLOWS:

       SP-1: Strong capacity to pay principal and interest. An issue determined to posses a very strong capacity to pay debt service is given a plus (+) designation.

       SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

FITCH RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

       AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

       AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payments of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

       A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

       BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SHORT-TERM DEBT RATINGS

       F1: Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

       F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

       PLUS (+) OR MINUS (-): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category or to short-term ratings other than F-1.

                   APPENDIX II--GENERAL INVESTMENT INFORMATION

       The following terms are used in mutual fund investing.

ASSET ALLOCATION

       Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

       Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

       Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

       Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

       Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

       Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

       Standard Deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX III--HISTORICAL PERFORMANCE DATA

       The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

       This chart shows the long-term performance of various asset classes and the rate of inflation.

[CHART]

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

VALUE OF $1.00 INVESTED ON
1/1/1926 THROUGH 12/31/2002

           SMALL STOCKS    COMMON STOCKS    LONG-TERM BONDS    TREASURY BILLS    INFLATION
1926
1936
1946
1956
1966
1976
1986
1996
2002            $ 6,816          $ 1,775            $    60           $    17      $    10

----------

Source: Ibbotson Associates. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any JennisonDryden Mutual Fund or Strategic Partners Fund.


Generally, stock returns are due to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to reinvestment of interest. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the U.S. Government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

                                      III-1

       Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1991 through 2002. The total returns of the indexes include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of either Series or of any sector in which a Series invests.


       All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus for each Series. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

            HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS


YEAR                     1991     1992   1993     1994    1995     1996    1997    1998     1999        2000      2001       2002
----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                 15.3%    7.2%   10.7%   (3.4)%   18.4%    2.7%    9.6%    10.0%   (2.56)%     13.52%     7.23%     11.50%
----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)            15.7%    7.0%    6.8%   (1.6)%   16.8%    5.4%    9.5%     7.0%    1.86%      11.16%     8.22%      8.75%
----------------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE BONDS(3)       18.5%    8.7%   12.2%   (3.9)%   22.3%    3.3%   10.2%     8.6%   (1.96)%      9.39%    10.40%     10.52%
----------------------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD
BONDS(4)                 46.2%   15.8%   17.1%   (1.0)%   19.2%   11.4%   12.8%     1.6%    2.39%      (5.86)%    5.28%     (1.41)%
----------------------------------------------------------------------------------------------------------------------------------
WORLD GOVERNMENT
BONDS(5)                 16.2%    4.8%   15.1%    6.0%    19.6%    4.1%   (4.3)%    5.3%   (5.07)%     (2.63)%   (3.54)%    21.99%
==================================================================================================================================
DIFFERENCE BETWEEN
HIGHEST AND LOWEST
RETURNS PERCENT          30.9%   11.0%   10.3%    9.9%     5.5%    8.7%   17.1%     8.4%    7.46%      19.10%    13.94%     23.40%


(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
Source: Lipper, Inc.

(5) SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

                                      III-2

       This chart illustrates the performance of major world stock markets for the periods shown below. It does not represent the performance of any JennisonDryden Mutual Fund or Strategic Partners Fund.


[CHART]

            AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS
                  (12/31/1986 - 12/31/2002 --- IN U.S. DOLLARS)

               Denmark                                     10.58%
               Hong Kong                                   10.44%
               USA                                         10.25%
               Netherlands                                 10.00%
               United Kingdom                               9.48%
               Switzerland                                  9.46%
               Sweden                                       9.41%
               Belgium                                      8.64%
               Spain                                        8.55%
               Europe                                       8.03%
               France                                       7.56%
               Australia                                    7.07%
               Canada                                       6.86%
               Norway                                       6.49%
               Austria                                      4.00%
               Germany                                      3.94%
               Italy                                        2.39%
               Japan                                       -1.21%

----------
Source: Morgan Stanley Capital International (MSCI) based on data retrieved from Lipper Analytical New Application (LANA). Morgan Stanley country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

                                      III-3

       This chart shows the growth of a hypothetical $10,000 investment made in the stock representing the S&P 500 stock index with and without reinvested dividends.

[CHART]

               CAPITAL APPRECIATION        CAPITAL APPRECIATION
               AND REINVESTING DIVIDENDS   ONLY
1977                           $  10,000              $  10,000
                               $   9,507              $   9,381
                               $  10,316              $  10,045
                               $  11,210              $  10,782
                               $  10,658              $  10,106
                               $  11,414              $  10,682
                               $  11,725              $  10,821
                               $  12,622              $  11,495
                               $  12,640              $  11,350
                               $  12,119              $  10,735
                               $  13,754              $  12,013
                               $  15,297              $  13,192
                               $  16,748              $  14,275
                               $  16,979              $  14,301
                               $  16,589              $  13,797
                               $  14,891              $  12,217
                               $  15,924              $  12,886
                               $  14,760              $  11,773
                               $  14,677              $  11,526
                               $  16,368              $  12,662
1982                           $  19,354              $  14,789
                               $  21,293              $  16,084
                               $  23,657              $  17,677
                               $  23,625              $  17,463
                               $  23,720              $  17,343
                               $  23,152              $  16,738
                               $  22,557              $  16,107
                               $  24,744              $  17,466
                               $  25,208              $  17,586
                               $  27,523              $  18,997
                               $  29,542              $  20,174
                               $  28,332              $  19,146
                               $  33,206              $  22,217
                               $  37,889              $  25,121
                               $  40,123              $  26,376
                               $  37,324              $  24,324
                               $  39,404              $  25,465
                               $  47,817              $  30,673
                               $  50,218              $  31,966
                               $  53,530              $  33,841
1987                           $  41,473              $  25,981
                               $  43,826              $  27,223
                               $  46,738              $  28,759
                               $  46,897              $  28,592
                               $  48,341              $  29,203
                               $  51,767              $  31,006
                               $  56,328              $  33,436
                               $  62,351              $  36,714
                               $  63,632              $  37,161
                               $  61,718              $  35,746
                               $  65,592              $  37,647
                               $  56,589              $  32,182
                               $  61,654              $  34,723
                               $  70,595              $  39,455
                               $  70,427              $  39,028
                               $  74,184              $  40,784
                               $  80,397              $  43,858
                               $  78,370              $  42,449
                               $  79,857              $  42,917
                               $  82,376              $  43,933
1992                           $  86,514              $  45,816
                               $  90,290              $  47,494
                               $  90,722              $  47,374
                               $  93,059              $  48,258
                               $  95,215              $  49,048
                               $  91,610              $  46,873
                               $  91,993              $  46,716
                               $  96,482              $  48,653
                               $  96,465              $  48,292
                               $ 105,847              $  52,651
                               $ 115,937              $  57,282
                               $ 125,144              $  61,452
                               $ 132,672              $  64,767
                               $ 139,792              $  67,876
                               $ 146,058              $  70,518
                               $ 150,574              $  72,272
                               $ 163,114              $  77,891
                               $ 167,496              $  79,613
                               $ 196,711              $  93,075
                               $ 211,444              $  99,609
1997                           $ 217,514              $ 102,043
                               $ 247,833              $ 115,852
                               $ 256,062              $ 119,226
                               $ 230,649              $ 106,941
                               $ 279,721              $ 129,257
                               $ 293,651              $ 135,265
                               $ 314,312              $ 144,344
                               $ 294,735              $ 134,880
                               $ 338,555              $ 154,495
                               $ 346,308              $ 157,579
                               $ 337,110              $ 152,955
                               $ 333,843              $ 151,053
                               $ 307,740              $ 138,831
                               $ 271,278              $ 122,012
                               $ 287,144              $ 128,751
                               $ 245,013              $ 109,457
                               $ 271,193              $ 120,723
                               $ 271,940              $ 120,651
                               $ 235,528              $ 104,082
                               $ 194,862              $  85,730
2002                           $ 211,280              $  92,515

----------

Source: Lipper, Inc. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not representative of the past, present or future performance of any JennisonDryden Mutual Fund or Strategic Partners Fund. Common Stock total returns are based on the S&P 500 Index, a market-value weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot buy or invest in market indexes.


                                      III-4

[CHART]

                   WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: 12.7 TRILLION

                          U.S.             56.2%
                          Europe           29.7%
                          Pacific Basin    11.8%
                          Canada            2.3%

----------

Source: Morgan Stanley Capital International, December 31, 2002. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1,577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any JennisonDryden Mutual Fund or Strategic Partners Fund.


       This chart below shows the historical volatility of general interest rates as measured by the long term U.S. Treasury Bond.

[CHART]

         LONG-TERM U.S. TREASURY BOND YIELD IN PERCENTAGE (1926 - 2002)

[CHART]


----------

Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond for the years shown. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any JennisonDryden Mutual Fund or Strategic Partners Fund.


                                      III-5

              APPENDIX IV--PROXY VOTING POLICIES OF THE SUBADVISERS

       A copy of the proxy voting policies of the Fund's Subadvisers follows:

                             PIM PROXY VOTING POLICY

       The overarching goal of each of the asset management units within Prudential Investment Management, Inc. ("PIM") is to vote proxies in the best interests of their respective clients based on the clients' priorities. Material conflicts of interests arising from other firm relationships WILL NOT influence voting.

       Because the various asset management units within PIM operate differently, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

       A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assess the policy's effectiveness. In addition, should the need arise, the committee is authorized to handle any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

       In all cases, specific voting information is available to each client with respect to the voting of proxies relating to securities held by the client. Moreover, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

                  VOTING APPROACH OF PIM ASSET MANAGEMENT UNITS

PRUDENTIAL PUBLIC FIXED INCOME

       As this asset management unit invests almost exclusively in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

       - a proposal regarding a merger, acquisition or reorganization,

       - a proposal that is not addressed in the unit's detailed policy statement, or

       - circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

PRUDENTIAL QUANTITATIVE MANAGEMENT

       This asset management unit invests with the expectation of replicating the performance of broad based equity indexes. As a result, there is little direct consideration of individual proxies. Generally, when a proxy is received, this unit will vote in accordance with a pre-determined set of votes, in most cases based on the recommendations of a proxy voting service such as IRRC. On the rare occasion that a proxy proposal falls outside the pre-determined voting policy, the financial impact of the proposal will be evaluated on a case-by-case basis.

PRUDENTIAL REAL ESTATE INVESTORS

       As this asset management unit invests primarily in real estate and real estate related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

       - a proposal regarding a merger, acquisition or reorganization,

       - a proposal that is not addressed in the unit's detailed policy statement, or

       - circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio for individual consideration.

PRUDENTIAL CAPITAL GROUP

       As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include the detailed knowledge of the issuer's financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities.

                         BIAM (U.S.) PROXY VOTING POLICY

       It is the policy of Bank of Ireland Asset Management (U.S.) Limited (BIAM U.S.) to vote all proxies for the exclusive benefit of clients, including in the interest of participants and beneficiaries. The maximization of total shareholder return is the governing influence in considering corporate voting decisions.

       BIAM (U.S.) evaluates each proxy or matter put before shareholders on its own merits. Matters such as the approval of auditors, approval of annual reports and accounts, re-election of directors, stock options and compensation plans are reviewed to determine if a favorable vote is appropriate.

       BIAM (U.S.) will vote against proposals that are not in the best interests of shareholders such as restricting voting rights, entrenching current management or reducing the possibility of a takeover. Issues pertaining to ownership including reorganizations will be considered on a case by case basis, as indeed are all items.

       BIAM (U.S.) will from time to time abstain from voting proxies. Generally this will occur if BIAM (U.S.) is in disagreement with proposals but the management have committed to make within an agreed time scale appropriate changes, which in BIAM (U.S.)'s view will favor shareholders.

       BIAM (U.S.) will vote proxies on a best efforts basis subject to the timely receipt from the custodian of the necessary documentation.

       Voting in individual cases will reflect the agreed policy for each client.

SEPTEMBER 2002

               JENNISON ASSOCIATES LLC PROXY VOTING POLICY SUMMARY

       Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. Jennison's policy is to ensure that all proxies are voted in the best interests of its clients and that material conflicts of interests between Jennison and its clients do not influence the voting of proxies. Proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of client accounts. Secondary consideration is given to the public and social value of each issue. Jennison evaluates each proxy on its individual merits on a case-by-case basis. However, in general terms, Jennison typically votes with management on routine matters such as uncontested election of directors and appointment of auditors. With respect to non-routine matters such as mergers, reorganizations, and executive compensation plans the financial impact of such proposals are reviewed on a case-by-case basis. Proxies are referred to members of the Jennison Proxy Committee for individual consideration.

       In order to ensure that material conflicts of interests have not influenced Jennison's voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. Members of Jennison's Proxy Committee review the decisions to be made with respect to the voting of such proxies. In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc. This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential's ownership of Jennison.

                                     PART C

                                OTHER INFORMATION

ITEM 23.   EXHIBITS.

        (a) (1) Restated Articles of Incorporation. Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 3, 1995.

            (2) Articles Supplementary dated December 27, 1995. Incorporated by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

            (3) Articles Supplementary dated June 20, 1996. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.

            (4) Amendment to Articles of Incorporation. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.

            (5) Articles Supplementary dated December 2, 1999. Incorporated by reference to Exhibit (a)(v) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

            (6) Articles of Amendment dated December 22, 1999. Incorporated by reference to Exhibit (a)(vi) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.


            (7) Articles Supplementary as filed May 29, 2001. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (File 2-89725) filed via EDGAR on December 30, 2002.

            (8) Articles of Amendment as filed June 11, 2003.*

            (9) Articles Supplementary as filed July 29, 2003.*

            (10) Articles of Amendment as filed [DATE].**

        (b) By-Laws of the Registrant as Amended and Restated as of July 17, 2003, and as further Amended on October 1, 2003.*


        (c) (1) Specimen Certificate for shares of Common Stock of the Registrant for Class A Shares. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

            (2) Specimen Certificate for shares of Common Stock of the Registrant for Class B Shares. Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

            (3) Specimen Certificate for shares of Common Stock of the Registrant for Class C Shares. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

            (4) Specimen Certificate for shares of Common Stock of the Registrant for Class Z Shares. Incorporated by reference to Exhibit 4(d) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

            (5) Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4(e) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

        (d) (1) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC with respect to the Global Growth Series of the Registrant dated March 28, 2001. Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 28, 2001.

            (2) Subadvisory Agreement between Prudential Investments Fund Management LLC and Jennison Associates LLC dated March 28, 2001 with respect to the Global Growth Series of the Registrant. Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 28, 2001.

            (3) Amended and Restated Management Agreement between Registrant and Prudential Investments Fund Management LLC with respect to the International Value Series of the Registrant dated March 28, 2001. Incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 28, 2001.

            (4) Subadvisory Agreement between Prudential Investments Fund Management LLC and Bank of Ireland Asset Management (U.S.) Limited with respect to the International Value Series of the Registrant dated April 9, 2001. Incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 28, 2001.

            (5) Amended and Restated Management Agreement between Registrant and Prudential Investments Fund Management LLC with respect to the Jennison International Growth Series of the Registrant dated March 28, 2001. Incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 28, 2001.


            (6) Subadvisory Agreement between Prudential Investment Management, Inc. and Prudential Investments LLC with respect to the Dryden International Equity Series of the Registrant dated [DATE].**


        (e) (1) Restated Distribution Agreement for Shares of the Registrant dated November 18, 1999. Incorporated by reference to Exhibit (e)(i) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

            (2) Form of Dealer Agreement. Incorporated by reference to Exhibit
            (e)(ii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

        (f) Not applicable.

        (g) (1) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

            (2) Form of Amendment to Custodian Agreement, incorporated by reference to Exhibit No. 8(b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 1, 1995.

            (3) Amendment dated February 22, 1999 to Custodian Contract. Incorporated by reference to Exhibit (g)(iii) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 22, 2000.

            (4) Amendment dated July 17, 2001 to Custodian Contract. Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 28, 2001.


            (5) Amendment dated January 17, 2002 to Custodian Contract. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (File 2-89725) filed via EDGAR on December 30, 2002.


        (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

            (2) Amendment dated August 24, 1999 to Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services LLC. Incorporated by reference to Exhibit (h)(ii) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 22, 2000.


            (3) Amendment to Transfer Agency and Service Agreement dated September 4, 2002.*


        (i) Opinion of Sullivan & Cromwell. Incorporated by reference to
            Exhibit 10 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

        (j) Consent of Independent Auditors.**


        (k) Not applicable.

        (l) Purchase Agreement dated November 18, 1999. Incorporated by reference to Exhibit (l) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

        (m) (1) Amended and Restated Distribution and Service Plan for Class A shares of Global Series of the Registrant. Incorporated by reference to Exhibit 99.m(ix) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.


            (2) Amended and Restated Distribution and Service Plan for Class B shares of Global Series of the Registrant. Incorporated by reference to Exhibit 10(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 (File No. 811-3981) filed via EDGAR on September 5, 2003.


            (3) Amended and Restated Distribution and Service Plan for Class C shares of Global Series of the Registrant. Incorporated by reference to Exhibit 99.m(xi) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

            (4) Amended and Restated Distribution and Service Plan for Class A shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xii) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

            (5) Amended and Restated Distribution and Service Plan for Class B shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xiii) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

            (6) Amended and Restated Distribution and Service Plan for Class C shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xiv) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

            (7) Distribution and Service Plan for Class A shares of the Prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xv) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

            (8) Distribution and Service Plan for Class B shares of the Prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xvi) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

            (9) Distribution and Service Plan for Class C shares of the Prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xvii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.


            (10) Rule 12b-1 fee waivers for Class A shares of Jennison Global Growth, Strategic Partners International Value and Dryden International Equity (formerly Jennison International Growth) Series of the Registrant.**


        (n) Not Applicable.


        (o) Amended and Restated Plan pursuant to Rule 18f-3 dated July 25,
            2003.*

        (p) (1) Code of Ethics of the Registrant dated September 4, 2002. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (File 2-89725) filed via EDGAR on December 30, 2002.

            (2) Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC dated September 4, 2002. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (File 2-89725) filed via EDGAR on December 30, 2002.



            (3) Code of Ethics of Jennison Associates LLC. Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 27, 2001.

            (4) Code of Ethics of Bank of Ireland Asset Management (U.S.) Limited, dated November 2001. Incorporated by reference to Exhibit
            (p)(4) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 28, 2001.


        (q) (1) Powers of Attorney dated May 23, 2001. Incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 28, 2001.

            (2) Powers of Attorney dated August 1, 2003.*

            (3) Power of Attorney dated August 1, 2003.*


----------

*  Filed herewith.
** To be filed by subsequent Amendment.


ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 25.   INDEMNIFICATION

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VI of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by
Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


     Section 9 of the Management Agreements for the Registrant's Global Growth Fund series and International Value Fund series and Section 8 of the Management Agreement for the Registrant's Dryden International Equity Fund series (Exhibits
(d)(1), (3) and (5) to the Registration Statement, respectively) and Section 4 of the Subadvisory Agreements (Exhibits (d)(2), (4) and (6) to the Registration Statement, respectively) limit the liability of Prudential Investments LLC (PI) and Bank of Ireland Asset Management (U.S.) Limited (BIAM), Jennison Associates LLC (Jennison) or Prudential Investment Management, Inc. (PIM) respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     (a) Prudential Investments LLC (PI)

     See "How the Series is Managed--Manager" in the Prospectuses constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services--Manager and Investment Adviser" in the Statement of Additional Information (SAI) constituting Part B of this Post-Effective Amendment to the Registration Statement.

     The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-3110).


     The business and other connections of PI's directors and principal executive officers within the last two years are set forth below. Except as otherwise indicated, the address of each person is 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102.


NAME AND ADDRESS          POSITION WITH PI                                  PRINCIPAL OCCUPATIONS
----------------          ----------------                                  ---------------------
Robert F. Gunia           Executive Vice President and Chief          Executive Vice President, and Chief
                            Administrative Officer                      Administrative Officer, PI; Vice
                                                                        President, Prudential; President,
                                                                        PIMS; Executive Vice President,
                                                                        Chief Administrative Officer and
                                                                        Director of American Skandia
                                                                        Investment Services, Inc.;
                                                                        Executive Vice President and
                                                                        Director of American Skandia Fund
                                                                        Services, Inc.; Executive Vice
                                                                        President, Chief Administrative
                                                                        Officer and Director of American
                                                                        Skandia Advisory Services, Inc.

William V. Healey         Executive Vice President and Chief Legal    Executive Vice President, and Chief
                            Officer                                     Legal Officer, PI; Vice President
                                                                        and Associate General Counsel,
                                                                        Prudential; Senior Vice
                                                                        President, Chief Legal Officer
                                                                        and Secretary, PIMS; Executive
                                                                        Vice President and Chief Legal
                                                                        Officer of American Skandia
                                                                        Investment Services, Inc.,
                                                                        Executive Vice President and
                                                                        Chief Legal Officer of American
                                                                        Skandia Fund Services, Inc.;
                                                                        Executive Vice President and
                                                                        Chief Legal Officer of American
                                                                        Skandia Advisory Services, Inc.

Keithe L. Kinne           Executive Vice President                    Executive Vice President, PI;
                                                                        Executive Vice President and
                                                                        Director of American Skandia
                                                                        Investment Services, Inc. and
                                                                        Executive Vice President and
                                                                        Director of American Skandia
                                                                        Advisory Services, Inc.

Kevin B. Osborn           Executive Vice President                    Executive Vice President, PI;
                                                                        Executive Vice President and
                                                                        Director of American Skandia
                                                                        Investment Services, Inc. and
                                                                        Executive Vice President and
                                                                        Director of American Skandia
                                                                        Advisory Services, Inc.

Stephen Pelletier         Executive Vice President                    Executive Vice President, PI

Judy A. Rice              Officer in Charge, President, Chief         Officer-in-Charge, President, Chief
                            Executive Officer and Chief Operating       Executive Officer and Chief
                            Officer                                     Operating Officer, PI;
                                                                        Officer-in-Charge, Director,
                                                                        President, Chief Executive
                                                                        Officer and Chief Operating
                                                                        Officer of American Skandia
                                                                        Investment Services, Inc.,
                                                                        Officer-in-Charge, Director,
                                                                        President and Chief Executive
                                                                        Officer of American Skandia Fund
                                                                        Services, Inc.;
                                                                        Officer-in-Charge, Director,
                                                                        President, Chief Executive
                                                                        Officer and Chief Operating
                                                                        Officer of American Skandia
                                                                        Advisory Services, Inc.

Philip N. Russo           Executive Vice President, Chief             Executive Vice President, Chief
                            Financial Officer and Treasurer             Financial Officer and Treasurer,
                                                                        PI; Director of Jennison
                                                                        Associates, LLC; Executive Vice
                                                                        President and Director of
                                                                        American Skandia Investment
                                                                        Services, Inc. and Executive Vice
                                                                        President and Director of
                                                                        American Skandia Advisory
                                                                        Services, Inc.

Lynn M. Waldvogel         Executive Vice President                    Executive Vice President, PI; Chief
                                                                        Financial Officer and Director of
                                                                        American Skandia Fund Services,
                                                                        Inc.; Executive Vice President,
                                                                        Chief Financial Officer and
                                                                        Director of American Skandia
                                                                        Advisory Services, Inc.



     (b) Prudential Investment Management, Inc. (PIM)

     See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services--Manager and Investment Adviser" in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.

     The business and other connections of PIM's directors and executive officers within the last two fiscal years are as set forth below. The address of each person, unless otherwise listed, is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.



NAME AND ADDRESS          POSITION WITH PIM                                    PRINCIPAL OCCUPATIONS
----------------          -----------------                                    ---------------------
Matthew J. Chanin         Director and Senior Vice President          Director and President of Prudential
Gateway Center Four                                                     Equity Investors, Inc.; Chairman,
Newark, NJ 07102                                                        Director and President of Prudential
                                                                        Private Placement Investors, Inc.

Dennis M. Kass            Director and Vice President                 Chairman, CEO and Director of Jennison
466 Lexington Avenue,                                                   Associates LLC; Director of Prudential
18th Floor                                                              Trust Company
New York, NY 10017

Philip N. Russo           Director                                    Director of Jennison Associates, LLC;
                                                                        Executive Vice President, Chief
                                                                        Financial Officer and Treasurer, PI

John R. Strangfeld, Jr.   Chairman of the Board, President and        Vice President of Prudential Financial,
                            Chief Executive Officer and Director        Inc. (Prudential); Chairman, Director
                                                                        and CEO of Prudential Securities
                                                                        Group; Director and President of
                                                                        Prudential Asset Management Holding
                                                                        Company; Director of Jennison
                                                                        Associates LLC; Executive Vice
                                                                        President of The Prudential Insurance
                                                                        Company of America

James J. Sullivan         Director, Vice President and Managing       Chairman, Director, President and CEO of
                            Director                                    Prudential Trust Company; Director and
                                                                        President of the Prudential Asset
                                                                        Management Company, Inc.

Bernard B. Winograd       Director, President and CEO                 Senior Vice President of Prudential;
                                                                        Director of Jennison Associates LLC;
                                                                        Director and Vice President of the
                                                                        Prudential Asset Management Holding
                                                                        Company



     (c) Jennison Associates LLC (Jennison)

     See "How the Series is Managed--Manager" in the Prospectuses constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.


     The business and other connections of Jennison's directors and executive officers are listed in its Form ADV as currently on file with the Commission (File No. 801-5608), the relevant text of which is hereby incorporated by reference.


     (d) Bank of Ireland Asset Management (U.S.) Limited

     See "How the Series is Managed--Manager" in the Prospectuses constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.


     The business and other connections of BIAM's directors and executive officers are listed in its Form ADV as currently on file with the Commission (File No. 801-29606), the relevant text of which is hereby incorporated by reference.

ITEM 27.   PRINCIPAL UNDERWRITERS

     (a) Prudential Investment Management Services LLC (PIMS)


     PIMS is distributor for Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc. and The Target Portfolio Trust.

     PIMS is also distributor of the following unit investment trusts: Separate
Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.


     (b) Information concerning the directors and officers of PIMS is set forth below:


                                          POSITIONS AND                         POSITIONS AND
                                          OFFICES WITH                          OFFICES WITH
NAME(1)                                   UNDERWRITER                           REGISTRANT
-------                                   -------------                         -------------
Edward P. Baird                           Executive Vice President                         None
213 Washington St.
Newark, NJ 07102

C. Edward Chaplin                         Vice President and Treasurer                     None
751 Broad Street
Newark, NJ 07102

Kenneth J. Schindler                      Senior Vice President and                        None
                                            Chief Compliance Officer

Robert F. Gunia                           President                             Vice President and Director

William V. Healey                         Senior Vice President,                           None
                                            Secretary and Chief Legal
                                            Officer

Michael J. McQuade                        Senior Vice President and                        None
                                            Chief Financial Officer

David R. Odenath                          Executive Vice President                         None

Stephen Pelletier                         Executive Vice President                         None

Scott G. Sleyster                         Executive Vice President                         None
71 Hanover Road
Florham Park, NJ 07932

Bernard B. Winograd                       Executive Vice President                         None


----------
(1) The address of each person named above is 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, unless otherwise noted.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA, Prudential Investment Management, Inc., Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102, Jennison Associates LLC, 466 Lexington Avenue, New York, NY 10017, Bank of Ireland Asset Management (U.S.) Limited, 75 Holly Hill Lane, Greenwich, CT 06830, the Registrant, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, NJ 08830. Documents required by Rules 31a-1(b)
(4), (5), (6), (7), (9), (10) and (11) and 31a-1 (d) and (f) will be kept at
Gateway Center Three, Newark, NJ 07102, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 29. MANAGEMENT SERVICES


     Other than as set forth under the captions "How the Series is Managed--Manager" and "How the Series is Managed--Distributor" in the Prospectuses and the captions "Investment Advisory and Other Services--Manager and Investment Adviser" and "Investment Advisory and Other Services--Principal Underwriter, Distributor and Rule 12b-1 Plans" in the SAI, constituting Parts A and B, respectively, of this Registration Statement. Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS

     None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 23rd day of October 2003.


                                     PRUDENTIAL WORLD FUND, INC.



                                                       *JUDY A. RICE
                                           -------------------------------------
                                                    Judy A. Rice, President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                 SIGNATURE                              TITLE                                   DATE
                 ---------                              -----                                   ----
           *DAVID E. A. CARSON              Director
----------------------------------------
           David E. A. Carson

            *ROBERT F. GUNIA                Director and Vice President
----------------------------------------
             Robert F. Gunia

           *ROBERT E. LA BLANC              Director
----------------------------------------
           Robert E. La Blanc

        *DOUGLAS H. McCORKINDALE            Director
----------------------------------------
         Douglas H. McCorkindale

            *STEPHEN P. MUNN                Director
----------------------------------------
             Stephen P. Munn

           *RICHARD A. REDEKER              Director
----------------------------------------
           Richard A. Redeker

              *JUDY A. RICE                 Director and President
----------------------------------------
              Judy A. Rice

             *ROBIN B. SMITH                Director
----------------------------------------
             Robin B. Smith

           *STEPHEN STONEBURN               Director
----------------------------------------
            Stephen Stoneburn

           *CLAY T. WHITEHEAD               Director
----------------------------------------
            Clay T. Whitehead

            *GRACE C. TORRES                Treasurer and Principal Financial
----------------------------------------      and Accounting Officer
             Grace C. Torres

BY: /s/     *JONATHAN D. SHAIN              Attorney-in-Fact                         October 23, 2003
----------------------------------------
            Jonathan D. Shain

                                  EXHIBIT INDEX


EXHIBIT
  NO.                                    DESCRIPTION
-------                                  -----------
          (a) (8) Articles of Amendment as filed June 11, 2003.*

              (9) Articles Supplementary as filed July 29, 2003.*

              (10) Articles of Amendment as filed [DATE].**

          (b) By-Laws of the Registrant as Amended and Restated as of July 17,
              2003, and as further Amended on October 1, 2003.*

          (d) (6) Subadvisory Agreement between Prudential Investment
                  Management, Inc. and Prudential Investments LLC with respect to the Dryden International Equity Series of the Registrant dated [DATE].**

          (h) (3) Amendment to Transfer Agency and Service Agreement dated
                  September 4, 2002.*

          (j) Consent of Independent Auditors.**

          (m) (10) Rule 12b-1 fee waivers for Class A shares of Jennison Global
                   Growth, Strategic Partners International Value and Dryden
                   International Equity (formerly Jennison International Growth)
                   Series of the Registrant.**

          (o) Amended and Restated Plan pursuant to Rule 18f-3 dated July 25, 2003.*

          (q) (2) Powers of Attorney dated August 1, 2003.*

              (3) Power of Attorney dated August 1, 2003.*


----------
*  Filed herewith.

** To be filed by subsequent Amendment.